UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5867

Oppenheimer Multi-State Municipal Trust

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2013

Item 1. Reports to Stockholders.

1	31	2013

SEMIANNUAL REPORT

Oppenheimer New Jersey Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/13

	Class A Shares of the Fund		Barclays Capital Municipal Bond Index
	Without Sales Charge	With Sales Charge
6-Month	1.85%	–2.99%	1.82%
1-Year	8.45	3.30	4.80
5-Year	5.34	4.32	5.73
10-Year	5.83	5.31	5.17

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Fund Performance Discussion

The Fund’s Class A shares produced a cumulative total return of 1.85% (without sales charge) for the six months ended January 31, 2013. By comparison, the cumulative total return of the Fund’s benchmark, the Barclays Capital Municipal Bond Index, was 1.82% for the same period. Amid a challenging interest rate environment, the Fund generated a yield of 4.85% at net asset value, based on the 22-day accrual period ended January 22, 2013.

MARKET OVERVIEW

Despite sluggish economic growth, the rally in the municipal market continued this reporting period. Investor demand remained strong, and net inflows were the norm as income-seeking investors redirected assets into municipal bond funds.

AAA-rated municipal securities remained “cheap to Treasuries” during this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. As of January 31, 2013, the average yield on 30-year, AAA-rated muni bonds was 2.94%, down 2 basis points from July 31, 2012. On January 31, 2013, the average yield on 10-year, AAA-rated muni bonds was 1.84%, up 14 basis points from the July 2012 date, and the average yield on 1-year, AAA-rated muni bonds was 0.20%, up 5 basis points from the July 2012 date. The current market conditions allow investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	4.85%
Dividend Yield with sales charge	4.62
Standardized Yield	3.84
Taxable Equivalent Yield	7.46
Last distribution (1/22/13)	$0.043
Total distributions (8/1/12 to 1/31/13)	$0.270

Endnotes for this discussion begin on page 10 of this report

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	3

The Federal Reserve (the “Fed”) also provided good news for current muni bondholders this reporting period as it repeatedly extended its timeframe for changing the Fed Funds target rate, the short-term interest rate it controls. At the outset of this reporting period, the rate stood at zero to 0.25% and the Fed’s expectation was that the rate would likely remain very low until late 2014. In September 2012, this timeframe was lengthened to mid-2015 and then, in December, linked to the unemployment rate. Rates will not move, the Fed announced, until unemployment is below 6.5%, unless inflation rises above 2.5%. Given the current rates, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

Due to the impact of Hurricane Sandy, New Jersey’s total revenues for November 2012 came in 10.8% lower than the $1.3 billion projected, and both income and sales taxes were down 10%. More than $50 billion in federal aid was approved for New Jersey and other states ravaged by the storm. The New Jersey Assembly and Senate have proposed a “Hurricane Sandy Relief Recovery Bond Act,” which would authorize a $1 billion bond to cover the state’s recovery expenses and buyouts of property, but as of January 31, 2013, it was not clear that this proposal would be enacted.

In January 2013, the state Economic Development Authority (EDA) announced the sale of more than $2.2 billion of school facility construction refunding bonds and notes, to be sold in three series. The issue is rated A-plus by Standard & Poor’s and Fitch Ratings, and A1 by Moody’s Investors Service. New Jersey’s general obligation debt is rated Aa3 by Moody’s and AA-minus by S&P and Fitch.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits of municipal bond fund investing, many investors generally reinvest their dividends and allow the income generated from their investments to compound over time.

The average 12-month distribution yield at NAV in Lipper’s New Jersey Municipal Debt Funds category was 3.54% on January 31, 2013. At 5.32%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 178 basis points higher than the category average.

FUND PERFORMANCE

Oppenheimer New Jersey Municipal Fund held more than 275 securities as of January 31, 2013. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

4	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

As bond prices rose this reporting period, declining municipal interest rates put pressure on the Class A dividend. Beginning with the December 2012 payout, the dividend was lowered to 4.3 cents per Class A share, from 4.6 cents.

During this reporting period, refundings became increasingly common, further pressuring muni bond fund industry dividends. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. These transactions made it difficult for the Fund to replace the called bonds with bonds that had equally attractive coupons. If the current climate persists, we believe that dividends throughout the muni bond fund universe will continue to be similarly pressured.

Despite this pressure, the Fund’s Class A shares generated a distribution yield of 4.85% at net asset value (NAV), based on the dividend payment made January 22, 2013. At 5.32%, the share class’s 12-month yield at NAV was 178 points higher than the average 12-month yield at NAV in the Lipper New Jersey Municipal Debt Funds category. The Class A shares had the second highest 12-month yield at NAV in its category of 50 funds, behind the Fund’s Class Y shares.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 23.4% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, come from many different sectors as well as general obligation (G.O.) debt. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.

A large percentage of the Fund’s sales tax revenue bonds were issued in Puerto Rico. In all, this sector represented 6.1% of the Fund’s total assets this reporting period. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances. During this reporting period, Puerto Rico used an innovative lottery system to encourage the population to pay sales taxes on purchased goods.

During this reporting period, the market continued to react favorably to better fiscal management under the leadership of Gov. Luis Fortuño. The budget that he proposed for the fiscal year that began July 1, 2012, had a much smaller deficit than any in recent years. While Gov. Fortuño’s disciplined approach helped reduce pressure on municipal bonds issued in the Commonwealth, the governor was not as popular with the voters.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	5

On November 6, 2012, Alejandro Garcia Padilla was elected to replace Gov. Fortuño.

Five weeks later, Moody’s Investor Services lowered ratings for the island’s revenue-backed debt to below investment grade. Moody’s also changed its assessment for Puerto Rico’s G.O. debt, which is backed by the full faith and taxing authority of the Commonwealth. Investors should note that Moody’s maintained an investment-grade rating for the G.O. debt this reporting period, as did Standard & Poor’s and Fitch Ratings, the other national credit ratings agencies. S&P and Fitch also maintained investment-grade ratings for Puerto Rico’s revenue-backed bonds.

The Fund was invested in the hospital/healthcare sector, representing 18.5% of the Fund’s total assets as of January 31, 2013. Our holdings in this sector consist of securities across the credit spectrum. During the first several months of this reporting period, the debate about the Affordable Care Act of 2010 continued, even though the Supreme Court had upheld the Act’s “individual mandate” in late June 2012. The voices of those who were suggesting that Congress would revisit and perhaps seek to override the legislation were largely silenced after Election Day.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers,

represented 8.7% of the Fund’s total assets at the end of this reporting period.

We like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Investors should note that we believe the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

The Fund was also invested in securities used to finance marine and aviation facilities, which represented 7.2% of total assets at the end of this reporting period. Many of the securities in this sector are high-grade investments that are backed by the valuable collateral of the terminals, maintenance facilities and other on-site projects whose construction they finance.

G.O. debt backed by the full faith and taxing authority of state and local governments comprised 6.9% of the Fund’s total assets this reporting period. The Fund’s holdings include bonds issued by the state of New Jersey, the Commonwealth of Puerto Rico

6	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

The Rochester portfolio management team

and other U.S. territories. Despite challenging economic conditions and tight budgets, elected municipal officials consistently safeguarded the debt service payments on their G.O. debt.

During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, “inverse floaters” provided attractive levels of tax-free income and contributed favorably to the Fund’s total return. This outcome illustrates why we believe that “inverse floaters” belong in this Fund’s portfolio.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	7

tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities and may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on a Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our approach to municipal bond investing is flexible and responsive to market conditions.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and research analyst Elizabeth S. Mossow.

8	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES
Hospital/Healthcare	18.5%
Tobacco-Master Settlement Agreement	8.7
Marine/Aviation Facilities	7.2
General Obligation	6.9
Sales Tax Revenue	6.1
Highways/Commuter Facilities	6.0
Adult Living Facilities	5.5
Student Loans	4.8
Higher Education	4.1
Municipal Leases	4.0

Portfolio holdings are subject to change. Percentages are as of January 31, 2013, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Manager- Rated	Total
AAA	0.2%	0.0%	0.2%
AA	14.3	0.0	14.3
A	23.4	1.1	24.5
BBB	36.6	4.2	40.8
BB or lower	14.5	5.7	20.2
Total	89.0%	11.0%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, OppenheimerFunds, Inc. uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that OppenheimerFunds, Inc.’s credit analysis process is consistent or comparable with any other NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	9

Performance

DISTRIBUTION YIELDS
As of 1/31/13
	Without Sales Chg.	With Sales Chg.
Class A	4.85%	4.62%
Class B	4.22	N/A
Class C	4.30	N/A
Class Y	4.95	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 1/31/13		As of 1/31/13
Class A	3.84%	Class A	7.46%
Class B	3.17	Class B	6.16
Class C	3.27	Class C	6.35
Class Y	4.18	Class Y	8.12

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/13

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
CLASS A (ONJAX)	3/1/94	1.85%	8.45%	5.34%	5.83%	5.21%
CLASS B (ONJBX)	3/1/94	1.41	7.55	4.47	5.34	4.96
CLASS C (ONJCX)	8/29/95	1.45	7.62	4.53	5.02	4.60
CLASS Y (ONJYX)	11/29/10	1.91	8.59	N/A	N/A	9.87

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/13
	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
CLASS A (ONJAX)	3/1/94	–2.99%	3.30%	4.32%	5.31%	4.94%
CLASS B (ONJBX)	3/1/94	–3.55	2.55	4.15	5.34	4.96
CLASS C (ONJCX)	8/29/95	0.46	6.62	4.53	5.02	4.60
CLASS Y (ONJYX)	11/29/10	1.91	8.59	N/A	N/A	9.87

The performance data quoted represents past performance, which does not guarantee future results. Fund returns for Class A shares include changes in share price, reinvested distributions, and the current maximum initial sales charge of 4.75%. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original

10	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

cost. Current performance and expense ratios may be lower or higher than the data quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

The Fund’s performance is compared to the performance of that of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.043 for the 22-day accrual period ended January 22, 2013. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 22, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0375, $0.0381 and $0.0439, respectively, for the 22-day accrual period ended January 22, 2013, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average 12-month yield at net asset value (NAV) in this Fund’s Lipper category was calculated based on the distributions for all share classes in this category for the 12 months ended January 31, 2013. The average 12-month yield at NAV in Lipper’s New Jersey Municipal Debt Funds category is based on 50 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 combined federal and New Jersey tax rate of 48.5%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	11

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

12	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	13

Fund Expenses  Continued

Actual	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During 6 Months Ended January 31, 2013
Class A	$1,000.00	$1,018.50	$4.49
Class B	1,000.00	1,014.10	8.82
Class C	1,000.00	1,014.50	8.36
Class Y	1,000.00	1,019.10	3.82

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.77	4.49
Class B	1,000.00	1,016.48	8.83
Class C	1,000.00	1,016.94	8.37
Class Y	1,000.00	1,021.42	3.83

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended January 31, 2013 are as follows:

Class	Expense Ratios
Class A	0.88%
Class B	1.73
Class C	1.64
Class Y	0.75

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

14	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS    January 31, 2013 / (Unaudited)

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—107.7%
New Jersey—81.6%
$ 3,335,000	Bayonne, NJ Parking Authority (City Parking)	5.000%	06/15/2027	$3,319,592
6,065,000	Bayonne, NJ Redevel. Agency[1]	7.625	04/01/2038	7,175,502
10,000	Bergen County, NJ HDC	6.750	10/01/2018	10,036
40,000	Berkeley, NJ HFC (Bayville Hsg.)[1]	5.750	08/01/2014	40,162
140,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2035	144,472
190,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.750	02/15/2034	198,134
60,000	Casino Reinvestment Devel. Authority of NJ1	5.250	06/01/2017	64,295
4,405,000	Casino Reinvestment Devel. Authority of NJ1	5.250	06/01/2021	4,647,451
50,000	Delaware River, PA/NJ Joint Toll Bridge Commission[1]	5.000	07/01/2028	50,983
10,000	Essex County, NJ Improvement Authority (Jewish Federation Terrace)[1]	5.050	06/01/2019	10,022
15,000	Essex County, NJ Improvement Authority (Newark)	5.000	04/01/2014	15,044
3,225,000	Essex County, NJ Improvement Authority (Newark)[1]	5.000	03/01/2026	3,819,755
150,000	Essex County, NJ Improvement Authority (Newark)	5.125	04/01/2029	150,150
250,000	Essex County, NJ Improvement Authority (Newark)[1]	6.250	11/01/2030	291,955
20,000	Essex County, NJ Improvement Authority (Sportsplex)	5.625	10/01/2023	20,044
105,000	Essex County, NJ Improvement Authority (Sportsplex)	5.625	10/01/2027	105,205
5,000	Highlands, NJ Board of Education COP	6.375	02/15/2017	5,016
1,000,000	Hudson County, NJ Improvement Authority[1]	6.000	01/01/2040	1,191,950
1,500,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2035	1,700,175
1,250,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2038	1,408,025
2,655,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.500	06/01/2041	3,084,765
300,000	Irvington Township, NJ GO1	5.000	07/15/2033	301,485
95,000	Lodie, NJ Board of Education COP[1]	5.700	09/15/2021	95,229
100,000	Middlesex County, NJ COP[1]	5.000	02/15/2019	100,326
330,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2015	238,217
500,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2020	327,160
2,535,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2032	1,652,947
1,100,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.125	01/01/2037	716,683
20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)[1]	5.500	09/01/2030	20,034

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	15

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

New Jersey Continued
$ 150,000	Middlesex County, NJ Pollution Control Authority (Amerada Hess Corp.)[1]	5.750%		09/15/2032	$150,305
35,000	Mount Holly, NJ Municipal Utilities Authority[1]	5.000		12/01/2016	35,135
40,000	Neptune City, NJ Hsg. Authority[1]	6.000		04/01/2019	40,088
445,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2027	523,587
605,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2029	705,938
300,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2031	347,073
150,000	Newark, NJ GO1	5.375		12/15/2014	152,597
50,000	Newark, NJ Hsg. Authority (Lock Street Urban Renewal Partnership)[1]	6.400		01/20/2034	50,107
315,000	Newark, NJ Hsg. Authority (Port Newark Marine Terminal Rental)[1]	5.000		01/01/2032	363,343
2,875,000	Newark, NJ Hsg. Authority (South Ward Police Facility)[1]	6.750		12/01/2038	3,613,329
2,095,000	NJ EDA[1]	5.000		06/15/2028	2,370,094
750,000	NJ EDA[1]	5.000		06/15/2029	838,883
50,000	NJ EDA (Bristol Glen)[1]	5.750		07/01/2029	50,031
755,000	NJ EDA (Cadbury at Cherry Hill)	5.500		07/01/2018	755,581
25,000	NJ EDA (Cadbury at Cherry Hill)	5.500		07/01/2028	24,999
300,000	NJ EDA (Chilton Memorial Hospital)[1]	5.500		07/01/2029	334,116
25,000	NJ EDA (Consumers New Jersey Water Company)	5.100		09/01/2032	25,133
5,000,000	NJ EDA (Continental Airlines)[1]	5.125		09/15/2023	5,150,500
5,000,000	NJ EDA (Continental Airlines)[1]	5.250		09/15/2029	5,112,950
11,430,000	NJ EDA (Continental Airlines)	7.000		11/15/2030	11,473,205
3,100,000	NJ EDA (Cranes Mill)[1]	5.100		06/01/2027	3,154,002
175,000	NJ EDA (Dept. of Human Services)[1]	6.250		07/01/2024	175,455
135,000	NJ EDA (Devereux Foundation)[1]	5.450		05/01/2027	135,200
1,525,000	NJ EDA (Drew University)[1]	5.250		07/01/2021	1,781,597
2,339,945	NJ EDA (Empowerment Zone-Cumberland)[2]	7.750		03/01/2021	22,791
2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	2,215,260
2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	2,215,260
2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	2,215,260
6,000,000	NJ EDA (GMT Realty)	6.875		01/01/2037	6,113,340
17,720,000	NJ EDA (Hamilton Care)	6.650		11/01/2037	18,457,140
3,050,000	NJ EDA (Harrogate)[1]	5.875		12/01/2026	3,052,166
10,000	NJ EDA (Hillcrest Health Service)	7.250	[3]	01/01/2018	8,223
4,135,000	NJ EDA (Kapkowski Road Landfill)[1]	6.500		04/01/2031	4,930,615
1,765,000	NJ EDA (Keswick Pines)	5.700		01/01/2018	1,766,183
6,655,000	NJ EDA (Keswick Pines)	5.750		01/01/2024	6,656,065

16	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

New Jersey Continued
$ 30,000	NJ EDA (Kullman Associates)[4]	6.125%	06/01/2018	$21,626
110,000	NJ EDA (Kullman Associates)[4]	6.750	07/01/2019	79,273
160,000	NJ EDA (Leisure Park)	5.875	12/01/2027	160,054
90,000	NJ EDA (Liberty State Park Lease Rental)[1]	5.750	03/15/2022	90,349
50,000	NJ EDA (Liberty State Park)[1]	5.700	03/15/2016	50,211
810,000	NJ EDA (Lions Gate)	5.750	01/01/2025	821,745
1,345,000	NJ EDA (Lions Gate)	5.875	01/01/2037	1,355,800
30,000	NJ EDA (Manchester Manor)[1]	6.700	08/01/2022	30,096
1,000,000	NJ EDA (Marcus L. Ward Home)[1]	5.750	11/01/2024	1,026,040
1,200,000	NJ EDA (Marcus L. Ward Home)[1]	5.800	11/01/2031	1,229,316
2,550,000	NJ EDA (Masonic Charity Foundation of New Jersey)[1]	5.500	06/01/2031	2,567,009
1,000,000	NJ EDA (Masonic Charity Foundation of New Jersey)[1]	6.000	06/01/2025	1,008,040
90,000	NJ EDA (Metromall Urban Renewal)[1]	6.500	04/01/2031	90,106
4,400,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000	07/01/2029	4,632,848
330,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250	07/01/2031	348,764
2,500,000	NJ EDA (MSU Student Hsg.)[1]	5.750	06/01/2031	2,830,675
5,320,000	NJ EDA (New Jersey American Water Company)[1]	5.600	11/01/2034	6,071,663
4,350,000	NJ EDA (New Jersey American Water Company)[1]	5.700	10/01/2039	4,880,613
125,000	NJ EDA (New Jersey Natural Gas Company)[1]	5.000	12/01/2038	126,146
20,000	NJ EDA (New Jersey Transit Corp.)[1]	5.700	12/15/2013	20,073
145,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750	12/15/2017	145,434
30,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750	12/15/2017	30,090
800,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125	06/15/2027	850,248
1,400,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125	06/15/2037	1,462,538
280,000	NJ EDA (Nui Corp.)[1]	5.250	11/01/2033	280,238
3,995,000	NJ EDA (Nui Corp.)[1]	5.250	11/01/2033	3,998,396
650,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.000	07/01/2032	717,841
1,900,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.100	07/01/2044	2,083,768
1,500,000	NJ EDA (Paterson Charter School)[1]	5.000	07/01/2032	1,539,615
2,500,000	NJ EDA (Paterson Charter School)[1]	5.300	07/01/2044	2,572,700
5,000,000	NJ EDA (School Facilities Construction)[1]	5.125	03/01/2028	5,491,300
17,430,000	NJ EDA (School Facilities Construction)[1]	5.125	03/01/2030	19,142,672
2,500,000	NJ EDA (School Facilities Construction)[1]	5.250	09/01/2023	3,005,975
8,000,000	NJ EDA (School Facilities Construction)[1]	5.750	09/01/2023	9,890,720
1,000,000	NJ EDA (School Facilities Construction)[1]	5.250	09/01/2026	1,183,890
4,000,000	NJ EDA (Seeing Eye)[1]	5.000	06/01/2032	4,659,280

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	17

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

New Jersey Continued
$ 50,000	NJ EDA (St. Barnabas Medical Center)	6.750%[3]		07/01/2018	$43,690
65,000	NJ EDA (St. Barnabas Medical Center)	6.833	[3]	07/01/2021	49,492
25,000	NJ EDA (St. Barnabas Medical Center)	7.153	[3]	07/01/2020	19,951
1,500,000	NJ EDA (UMM Energy Partners)[1]	5.000		06/15/2037	1,573,140
1,250,000	NJ EDA (UMM Energy Partners)[1]	5.125		06/15/2043	1,313,038
195,000	NJ EDA (United Water New Jersey)[1]	5.500		07/01/2039	205,466
35,000	NJ EDA (University of Medicine and Dentistry of New Jersey)[1]	5.000		09/01/2017	35,787
85,000	NJ EDA (University of Medicine and Dentistry of New Jersey)[1]	5.000		09/01/2022	86,844
50,000	NJ EDA (University of Medicine and Dentistry of New Jersey)[1]	5.375		12/01/2013	50,176
70,000	NJ EDA (University of Medicine and Dentistry of New Jersey)[1]	5.500		12/01/2017	70,245
50,000	NJ EDA (University of Medicine and Dentistry of New Jersey)[1]	5.500		12/01/2021	50,171
480,000	NJ EDA (University of Medicine and Dentistry of New Jersey)[1]	5.500		12/01/2023	481,642
615,000	NJ EDA (University of Medicine and Dentistry of New Jersey)[1]	5.500		12/01/2027	617,097
20,000	NJ EDA (University of Medicine and Dentistry of New Jersey)[1]	5.750		06/01/2016	20,060
45,000	NJ EDA (University of Medicine and Dentistry of New Jersey)[1]	6.000		06/01/2021	45,108
3,500,000	NJ EDA Retirement Community (Seabrook Village)	5.250		11/15/2026	3,657,185
3,585,000	NJ EDA Retirement Community (Seabrook Village)	5.250		11/15/2036	3,693,195
200,000	NJ Educational Facilities Authority (Dorm Safety)[1]	5.000		03/01/2015	200,782
100,000	NJ Educational Facilities Authority (Dorm Safety)[1]	5.000		03/01/2016	100,386
710,000	NJ Educational Facilities Authority (Fairleigh Dickinson University), Series D1	5.250		07/01/2032	714,146
16,410,000	NJ Educational Facilities Authority (Fairleigh Dickinson University), Series D1	6.000		07/01/2025	16,588,869
1,735,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2033	1,839,499
300,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.250		07/01/2027	322,764
40,000	NJ Educational Facilities Authority (Kean University)[1]	5.000		07/01/2018	40,152
30,000	NJ Educational Facilities Authority (Kean University)[1]	5.000		07/01/2021	30,110
1,000,000	NJ Educational Facilities Authority (Princeton Theological Seminary)[1]	5.000		07/01/2026	1,020,450
100,000	NJ Educational Facilities Authority (Public Library)	5.000		09/01/2014	100,366
855,000	NJ Educational Facilities Authority (Ramapo College)[1]	5.000		07/01/2037	975,145

18	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

New Jersey Continued
$ 1,000,000	NJ Educational Facilities Authority (Rider University)[1]	5.000%		07/01/2037	$1,097,420
5,000	NJ Educational Facilities Authority (Stevens Institute of Technology)[1]	5.000		07/01/2018	5,531
4,055,000	NJ Health Care Facilities Financing Authority (AHS Hospital Corp.)[1]	5.500		07/01/2031	4,812,271
1,500,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.000		07/01/2025	1,741,140
2,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.625		07/01/2032	2,272,320
17,085,000	NJ Health Care Facilities Financing Authority (Catholic Health East)[1]	5.000		11/15/2033	18,665,875
7,000,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)[1]	6.300		07/01/2023	7,000,350
1,750,000	NJ Health Care Facilities Financing Authority (Hackensack University Medical Center)[1]	5.000		01/01/2034	1,860,758
750,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)	5.300		11/01/2026	754,133
1,000,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)	5.375		11/01/2036	965,710
1,010,000	NJ Health Care Facilities Financing Authority (Holy Name Hospital)[1]	5.000		07/01/2036	1,033,331
295,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.250		10/01/2038	323,459
1,500,000	NJ Health Care Facilities Financing Authority (Kennedy Health System)[1]	5.000		07/01/2031	1,678,500
50,000	NJ Health Care Facilities Financing Authority (Palisades Medical Center)[1]	5.200		07/01/2019	50,034
1,388,838	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[2]	5.125		07/01/2018	14
5,589,317	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[2]	5.125		07/01/2028	56
129,334	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[2]	6.625		07/01/2036	1
400,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250		07/01/2014	400,660
9,830,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250		07/01/2027	9,833,637
2,030,000	NJ Health Care Facilities Financing Authority (RWJ University Hospital)	5.000		07/01/2035	2,052,229
10,000	NJ Health Care Facilities Financing Authority (Somerset Medical Center)[1]	5.500		07/01/2023	10,093
70,000	NJ Health Care Facilities Financing Authority (Somerset Medical Center)[1]	5.500		07/01/2033	70,522
15,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp.)	6.621	[3]	07/01/2017	13,538

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	19

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

New Jersey Continued
$37,955,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./St. Barnabas Medical Center Obligated Group)	6.250%[3]	07/01/2030	$16,510,045
17,000,000	NJ Health Care Facilities Financing Authority (St. Joseph’s Hospital & Medical Center)[1]	6.625	07/01/2038	19,731,900
2,500,000	NJ Health Care Facilities Financing Authority (St. Peter’s University Hospital)[1]	6.250	07/01/2035	2,889,825
2,025,000	NJ Health Care Facilities Financing Authority (St.Peters University Hospital)[1]	6.000	07/01/2026	2,343,269
2,170,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital)[1]	5.250	07/01/2030	2,287,289
6,400,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250	07/01/2023	6,874,816
5,380,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250	07/01/2030	5,670,789
125,000	NJ Health Care Facilities Financing Authority (Virtua Health Obligated Group)[1]	5.750	07/01/2033	143,004
125,000	NJ Health Care Facilities Financing Authority (Virtua West Jersey Health System/Virtua Health Obligated Group)[1]	5.375	07/01/2029	127,633
110,000	NJ Higher Education Assistance Authority[1]	5.500	12/01/2025	125,393
100,000	NJ Higher Education Assistance Authority[1]	5.750	12/01/2029	113,187
30,000,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.125	06/01/2030	33,436,500
570,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.000	11/01/2036	587,932
290,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.150	11/01/2030	290,316
35,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.400	11/01/2017	35,076
35,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.750	11/01/2025	35,072
9,630,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[5]	4.550	10/01/2022	10,167,386
4,710,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[5]	4.625	10/01/2027	4,914,508
4,285,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[5]	5.000	10/01/2037	4,447,591
1,955,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[5]	5.375	04/01/2030	2,088,790
300,000	NJ Hsg. & Mtg. Finance Agency, Series A1	5.050	05/01/2034	300,294
415,000	NJ Hsg. & Mtg. Finance Agency, Series A1	5.550	05/01/2027	415,755
70,000	NJ Hsg. & Mtg. Finance Agency, Series A1	5.650	05/01/2040	70,077
470,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.150	10/01/2023	545,007
180,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.375	10/01/2028	194,294
100,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.500	10/01/2038	105,026
390,000	NJ Hsg. & Mtg. Finance Agency, Series B1	6.050	11/01/2017	397,106
35,000	NJ Hsg. & Mtg. Finance Agency, Series B1	6.150	11/01/2020	35,096
100,000	NJ South Jersey Port Corp.[1]	5.250	01/01/2030	101,821
135,000	NJ Sports & Expositions Authority[1]	5.000	09/01/2015	135,483

20	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

New Jersey Continued
$ 35,000	NJ Sports & Expositions Authority[1]	5.000%		09/01/2016	$35,125
25,000	NJ Sports & Expositions Authority[1]	5.000		09/01/2017	25,090
20,000	NJ Sports & Expositions Authority[1]	5.000		09/01/2019	20,065
200,000	NJ Sports & Expositions Authority[1]	5.125		09/01/2014	200,738
12,100,000	NJ Tobacco Settlement Financing Corp.[1]	4.625		06/01/2026	11,787,820
3,085,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2029	3,020,739
22,165,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2041	20,139,341
200,950,000	NJ Tobacco Settlement Financing Corp.	5.812	[3]	06/01/2041	9,953,054
20,000	NJ Transit Corp. (Federal Transportation Administration Grants)	5.250		09/15/2014	20,076
200,000	NJ Transit Corp. (Federal Transportation Administration Grants)[1]	5.250		09/15/2015	200,754
5,000,000	NJ Transportation Trust Fund Authority[1]	5.250		06/15/2036	5,741,500
5,000,000	NJ Transportation Trust Fund Authority[1]	5.500		06/15/2041	5,820,600
13,450,000	NJ Transportation Trust Fund Authority[1]	6.000		06/15/2035	16,590,979
8,590,000	NJ Turnpike Authority[1]	5.000		01/01/2031	10,038,618
4,035,000	North Hudson, NJ Sewerage Authority[1]	5.000		06/01/2030	4,646,746
85,000	Orange Township, NJ GO1	5.000		06/01/2027	85,159
100,000	Passaic Valley, NJ Sewage Commissioners[1]	5.000		12/01/2022	103,085
10,000	Passaic Valley, NJ Sewage Commissioners	5.500		12/01/2014	10,034
2,239,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2022	2,239,918
7,325,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2025	7,327,271
2,245,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.000		12/01/2036	2,675,658
3,000,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.000		12/01/2042	3,575,490
5,000,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500		12/01/2028	5,539,950
3,305,000	Port Authority NY/NJ (KIAC)	6.750		10/01/2019	3,304,868
75,000	Port Authority NY/NJ, 124th Series[1]	5.000		08/01/2021	75,257
10,500,000	Port Authority NY/NJ, 143rd Series[5]	5.000		10/01/2030	11,485,320
14,315,000	Port Authority NY/NJ, 169th Series[1]	5.000		10/15/2041	16,095,500
10,000	Trenton, NJ GO1	5.000		04/01/2017	10,038
50,000	Trenton, NJ Parking Authority[1]	5.000		04/01/2025	50,076
25,000	Trenton, NJ Parking Authority[1]	5.000		04/01/2030	25,029
20,000	Trenton, NJ Parking Authority	5.250		04/01/2014	20,067
2,445,000	Union County, NJ Improvement Authority (Correctional Facility)[1]	5.000		06/15/2023	2,487,201
5,000	Union County, NJ Improvement Authority (Linden Airport)[1]	5.000		03/01/2028	5,007
2,745,000	Union County, NJ Improvement Authority (Madison Redevel.)[1]	5.000		03/01/2034	2,756,090
					550,234,598

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	21

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

U.S. Possessions—26.1%
$ 2,645,000	Guam GO1	5.125%		11/15/2027	$2,711,310
400,000	Guam GO1	6.750		11/15/2029	449,552
600,000	Guam GO1	7.000		11/15/2039	678,060
2,570,000	Guam Government Business Privilege[1]	5.000		01/01/2037	2,859,896
1,300,000	Guam Government Business Privilege[1]	5.250		01/01/2036	1,475,591
10,000	Guam Hsg. Corp. (Single Family Mtg.)	5.750		09/01/2031	11,341
125,000	Guam Power Authority, Series A1	5.000		10/01/2023	147,194
125,000	Guam Power Authority, Series A1	5.000		10/01/2024	145,349
250,000	Guam Power Authority, Series A1	5.000		10/01/2030	282,380
250,000	Guam Power Authority, Series A1	5.000		10/01/2034	279,735
600,000	Guam Power Authority, Series A1	5.500		10/01/2030	680,910
285,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2017	275,304
4,285,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2030	3,563,535
100,000	Northern Mariana Islands Commonwealth, Series A1	6.750		10/01/2033	100,118
1,110,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	1,008,635
2,685,000	Northern Mariana Islands Ports Authority, Series A1	6.250		03/15/2028	2,058,133
10,000,000	Puerto Rico Aqueduct & Sewer Authority[5]	5.125		07/01/2047	10,112,600
7,165,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.250		07/01/2042	7,074,793
6,350,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.750		07/01/2037	6,576,060
5,260,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	5,452,411
2,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125		07/01/2024	2,740,000
8,785,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	8,872,762
4,900,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	4,948,951
26,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.031	[3]	05/15/2055	883,220
950,000	Puerto Rico Commonwealth GO1	5.250		07/01/2032	956,004
3,300,000	Puerto Rico Commonwealth GO1	5.375		07/01/2030	3,378,342
4,000,000	Puerto Rico Commonwealth GO1	5.500		07/01/2039	4,110,760
8,350,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	8,784,367
3,205,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	3,351,533
5,000,000	Puerto Rico Commonwealth GO1	6.000		07/01/2029	5,152,650
1,425,000	Puerto Rico Commonwealth GO1	6.000		07/01/2039	1,501,936
1,300,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	1,410,669
3,000,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2028	3,095,550
5,000,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2030	5,118,450
4,500,000	Puerto Rico Electric Power Authority, Series ZZ1	5.250		07/01/2026	4,676,130
750,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2020	759,870
3,000,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2038	2,976,960

22	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$ 575,000	Puerto Rico Infrastructure[1]	5.000%		07/01/2027	$571,763
4,750,000	Puerto Rico Infrastructure[1]	5.000		07/01/2037	4,680,650
2,610,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	2,553,702
5,000,000	Puerto Rico Infrastructure	7.000	[3]	07/01/2032	1,525,300
2,000,000	Puerto Rico Infrastructure	7.000	[3]	07/01/2033	563,580
975,000	Puerto Rico Infrastructure	7.000	[3]	07/01/2035	234,595
3,000,000	Puerto Rico Infrastructure	7.050	[3]	07/01/2042	455,700
400,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	413,240
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		04/01/2027	101,389
930,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	917,426
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	100,757
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	101,401
1,710,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	1,709,932
1,000,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000		08/01/2032	967,350
305,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	305,543
5,000,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2042	5,001,600
1,000,000	Puerto Rico Public Buildings Authority[1]	5.625		07/01/2039	1,023,710
500,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	552,550
200,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	214,174
1,530,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	1,530,015
5,150,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	5,247,953
11,500,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.250		08/01/2057	12,034,635
3,500,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	3,978,275
5,235,000	Puerto Rico Sales Tax Financing Corp., Series B1	6.000		08/01/2026	5,620,139
14,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750		08/01/2057	15,316,420
30,000	V.I. HFA, Series A	6.500		03/01/2025	30,047
500,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.250		10/01/2029	544,850
1,100,000	V.I. Tobacco Settlement Financing Corp.	6.500	[3]	05/15/2035	143,803
2,050,000	V.I. Tobacco Settlement Financing Corp.	6.875	[3]	05/15/2035	251,412
3,100,000	V.I. Tobacco Settlement Financing Corp.	7.625	[3]	05/15/2035	305,567
					175,658,539
Total Municipal Bonds and Notes (Cost $722,270,712)					725,893,137

Shares
Common Stocks—0.0%
444	Converted Organics, Inc.[6,7] (Cost $ 1,205,000)				1
Total Investments, at Value (Cost $723,475,712)—107.7%					725,893,138
Liabilities in Excess of Other Assets—(7.7)					(52,116,989)
Net Assets—100.0%					$673,776,149

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	23

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

6. Received as a result of a corporate action.

7. Non-income producing security.

To simplify the listings of securities, abbreviations are used per the table below:

AHS	Adventist Health System
COP	Certificates of Participation
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
GO	General Obligation
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities

JFK	John Fitzgerald Kennedy
MSU	Monclair State University
NY/NJ	New York/New Jersey
PA/NJ	Pennsylvania/New Jersey
ROLs	Residual Option Longs
RWJ	Robert Wood Johnson
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

24	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES    January 31, 2013 / (Unaudited)

Assets
Investments, at value (cost $723,475,712)—see accompanying statement of investments	$725,893,138
Cash	1,668,256
Receivables and other assets:
Interest	7,403,440
Shares of beneficial interest sold	1,039,834
Investments sold	10,000
Other	93,128
Total assets	736,107,796
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	38,310,000
Payable on borrowings (See Note 6)	22,100,000
Dividends	838,048
Shares of beneficial interest redeemed	749,585
Trustees’ compensation	91,664
Distribution and service plan fees	82,127
Investments purchased	30,370
Transfer and shareholder servicing agent fees	21,797
Shareholder communications	15,861
Interest expense on borrowings	3,635
Other	88,560
Total liabilities	62,331,647
Net Assets	$673,776,149
Composition of Net Assets
Paid-in capital	$784,278,322
Accumulated net investment income	5,177,291
Accumulated net realized loss on investments	(118,096,890)
Net unrealized appreciation on investments	2,417,426
Net Assets	$673,776,149

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	25

STATEMENT OF ASSETS AND LIABILITIES    (Unaudited) / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $433,271,342 and 40,871,873 shares of beneficial interest outstanding)	$10.60
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.13
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,417,724 and 1,451,452 shares of beneficial interest outstanding)	$10.62
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $198,023,827 and 18,661,580 shares of beneficial interest outstanding)	$10.61
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $27,063,256 and 2,551,144 shares of beneficial interest outstanding)	$10.61

See accompanying Notes to Financial Statements.

26	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS    For the Six Months Ended January 31, 2013 / (Unaudited)

Investment Income
Interest	$19,066,013
Other income	372
Total investment income	19,066,385
Expenses
Management fees	1,750,749
Distribution and service plan fees:
Class A	316,843
Class B	76,152
Class C	875,194
Transfer and shareholder servicing agent fees:
Class A	78,406
Class B	9,224
Class C	41,451
Class Y	5,783
Shareholder communications:
Class A	14,628
Class B	1,497
Class C	6,700
Class Y	687
Borrowing fees	305,731
Interest expense and fees on short-term floating rate notes issued (See Note 1)	211,924
Interest expense on borrowings	15,814
Trustees’ compensation	10,919
Custodian fees and expenses	2,552
Other	133,091
Total expenses	3,857,345
Less waivers and reimbursements of expenses	(98,881)
Net expenses	3,758,464
Net Investment Income	15,307,921
Realized and Unrealized Loss
Net realized loss on investments	(2,966,182)
Net change in unrealized appreciation/depreciation on investments	(890,284)
Net Increase in Net Assets Resulting from Operations	$11,451,455

See accompanying Notes to Financial Statements.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	27

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012
Operations
Net investment income	$15,307,921	$29,877,553
Net realized loss	(2,966,182)	(4,615,163)
Net change in unrealized appreciation/depreciation	(890,284)	62,024,129
Net increase in net assets resulting from operations	11,451,455	87,286,519
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(11,069,727)	(22,875,836)
Class B	(359,712)	(1,036,785)
Class C	(4,235,719)	(8,738,229)
Class Y	(644,246)	(900,990)
	(16,309,404)	(33,551,840)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	14,959,813	26,696,440
Class B	(3,340,053)	(6,260,755)
Class C	11,501,169	13,343,779
Class Y	3,375,258	13,271,193
	26,496,187	47,050,657
Net Assets
Total increase	21,638,238	100,785,336
Beginning of period	652,137,911	551,352,575
End of period (including accumulated net investment income of $5,177,291 and $6,178,774, respectively)	$673,776,149	$652,137,911
See accompanying Notes to Financial Statements.

28	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CASH FLOWS    For the Six Months Ended January 31, 2013 / (Unaudited)

Cash Flows from Operating Activities
Net increase in net assets from operations	$11,451,455
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(92,310,675)
Proceeds from disposition of investment securities	53,964,867
Short-term investment securities, net	5,752,667
Premium amortization	1,283,501
Discount accretion	(2,359,695)
Net realized loss on investments	2,966,182
Net change in unrealized appreciation/depreciation on investments	890,284
Change in assets:
Decrease in receivable for securities sold	100,000
Decrease in other assets	85,012
Increase in interest receivable	(413,492)
Change in liabilities:
Increase in other liabilities	33,330
Decrease in payable for securities purchased	(2,359,128)
Net cash used in operating activities	(20,915,692)
Cash Flows from Financing Activities
Proceeds from bank borrowings	123,100,000
Payments on bank borrowings	(111,100,000)
Payments on short-term floating rate notes issued	(805,000)
Proceeds from shares sold	76,109,023
Payments on shares redeemed	(62,076,800)
Cash distributions paid	(3,261,698)
Net cash provided by financing activities	21,965,525
Net increase in cash	1,049,833
Cash, beginning balance	618,423
Cash, ending balance	$1,668,256
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $12,741,415.
Cash paid for interest on bank borrowings—$13,098.
Cash paid for interest on short-term floating rate notes issued—$211,924.

See accompanying Notes to Financial Statements.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	29

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2013	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,	Year Ended July 31,
Class A	(Unaudited)	2012	2011[1]	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$10.68	$9.75	$10.14	$8.63	$10.00	$11.98
Income (loss) from investment operations:
Net investment income[2]	.26	.54	.64	.64	.61	.57
Net realized and unrealized gain (loss)	(.07)	1.00	(.41)	1.45	(1.42)	(2.01)
Total from investment operations	.19	1.54	.23	2.09	(.81)	(1.44)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.27)	(.61)	(.62)	(.58)	(.56)	(.54)
Net asset value, end of period	$10.60	$10.68	$9.75	$10.14	$8.63	$10.00
Total Return, at Net Asset Value[3]	1.85%	16.21%	2.46%	24.58%	(7.63)%	(12.20)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$433,271	$421,443	$359,697	$415,729	$361,113	$467,974
Average net assets (in thousands)	$428,606	$385,776	$377,127	$409,744	$352,897	$526,573
Ratios to average net assets:[4]
Net investment income	4.82%	5.31%	6.62%	6.54%	7.40%	5.20%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.75%	0.76%	0.77%	0.75%	0.76%	0.73%
Interest and fees from borrowings	0.10%	0.08%	0.10%	0.25%	0.91%	0.11%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.11%	0.19%	0.24%	0.51%	0.70%
Total expenses	0.91%	0.95%	1.06%	1.24%	2.18%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.93%	1.05%	1.23%	2.18%	1.54%
Portfolio turnover rate	8%	18%	15%	17%	14%	31%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

30	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

	Six Months Ended January 31, 2013	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,	Year Ended July 31,
Class B	(Unaudited)	2012	2011[1]	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$10.70	$9.77	$10.15	$8.65	$10.02	$11.99
Income (loss) from investment operations:
Net investment income[2]	.21	.46	.56	.56	.54	.48
Net realized and unrealized gain (loss)	(.06)	.99	(.40)	1.44	(1.43)	(1.99)
Total from investment operations	.15	1.45	.16	2.00	(.89)	(1.51)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.23)	(.52)	(.54)	(.50)	(.48)	(.46)
Net asset value, end of period	$10.62	$10.70	$9.77	$10.15	$8.65	$10.02
Total Return, at Net Asset Value[3]	1.41%	15.20%	1.71%	23.39%	(8.39)%	(12.81)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,418	$18,879	$23,305	$35,276	$37,076	$52,981
Average net assets (in thousands)	$16,730	$20,307	$28,889	$37,923	$39,035	$61,772
Ratios to average net assets:[4]
Net investment income	3.99%	4.50%	5.78%	5.71%	6.56%	4.39%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.60%	1.61%	1.61%	1.59%	1.61%	1.53%
Interest and fees from borrowings	0.10%	0.08%	0.10%	0.25%	0.91%	0.11%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.11%	0.19%	0.24%	0.51%	0.70%
Total expenses	1.76%	1.80%	1.90%	2.08%	3.03%	2.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.73%	1.78%	1.89%	2.07%	3.03%	2.34%
Portfolio turnover rate	8%	18%	15%	17%	14%	31%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	31

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended January 31, 2013	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,	Year Ended July 31,
Class C	(Unaudited)	2012	2011[1]	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$10.69	$9.76	$10.14	$8.64	$10.01	$11.99
Income (loss) from investment operations:
Net investment income[2]	.22	.46	.57	.57	.55	.48
Net realized and unrealized gain (loss)	(.07)	1.00	(.41)	1.43	(1.43)	(2.00)
Total from investment operations	.15	1.46	.16	2.00	(.88)	(1.52)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.23)	(.53)	(.54)	(.50)	(.49)	(.46)
Net asset value, end of period	$10.61	$10.69	$9.76	$10.14	$8.64	$10.01
Total Return, at Net Asset Value[3]	1.45%	15.32%	1.79%	23.50%	(8.35)%	(12.87)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$198,024	$187,934	$159,119	$183,496	$153,583	$182,780
Average net assets (in thousands)	$192,896	$169,315	$166,762	$177,507	$144,708	$202,047
Ratios to average net assets:[4]
Net investment income	4.06%	4.55%	5.85%	5.77%	6.63%	4.43%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.51%	1.52%	1.54%	1.51%	1.55%	1.50%
Interest and fees from borrowings	0.10%	0.08%	0.10%	0.25%	0.91%	0.11%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.11%	0.19%	0.24%	0.51%	0.70%
Total expenses	1.67%	1.71%	1.83%	2.00%	2.97%	2.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.64%	1.69%	1.82%	1.99%	2.97%	2.31%
Portfolio turnover rate	8%	18%	15%	17%	14%	31%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

32	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

	Six Months Ended January 31, 2013	Year Ended July 31,	Period Ended July 29,
Class Y	(Unaudited)	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.69	$9.76	$9.86
Income (loss) from investment operations:
Net investment income[2]	.27	.55	.41
Net realized and unrealized gain (loss)	(.07)	1.00	(.10)
Total from investment operations	.20	1.55	.31
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.28)	(.62)	(.41)
Net asset value, end of period	$10.61	$10.69	$9.76
Total Return, at Net Asset Value[3]	1.91%	16.34%	3.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,063	$23,882	$9,232
Average net assets (in thousands)	$24,298	$15,130	$4,339
Ratios to average net assets:[4]
Net investment income	4.96%	5.33%	6.48%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.62%	0.63%	0.62%
Interest and fees from borrowings	0.10%	0.08%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.11%	0.19%
Total expenses	0.78%	0.82%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.80%	0.90%
Portfolio turnover rate	8%	18%	15%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	33

NOTES TO FINANCIAL STATEMENTS    Unaudited

1. Significant Accounting Policies

Oppenheimer New Jersey Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the

34	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	35

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse

36	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Sub-Adviser monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of January 31, 2013, the Fund’s maximum exposure under such agreements is estimated at $19,965,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At January 31, 2013, municipal bond holdings with a value of $70,567,250 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $38,310,000 in short-term floating rate securities issued and outstanding at that date.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	37

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

At January 31, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$2,355,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	7.164%	10/1/27	$2,559,508
980,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	8.444	4/1/30	1,113,790
2,145,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	7.806	10/1/37	2,307,591
2,415,000	NJ Hsg. & Mtg. Finance Agency ROLs[3]	15.720	10/1/22	2,952,386
2,625,000	Port Authority NY/NJ, 3205th Series	14.840	10/1/30	3,610,320
5,000,000	Puerto Rico Aqueduct & Sewer Authority ROLs	9.372	7/1/47	5,112,600
5,750,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	9.926	8/1/57	6,284,635
7,000,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	10.910	8/1/57	8,316,420

				$32,257,250

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $38,310,000 or 5.2% of its total assets as of January 31, 2013.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of January 31, 2013 is as follows:

Cost	$4,443,762
Market Value	$22,862
Market Value as a % of Net Assets	Less than 0.005%

38	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended July 31, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$1,484,285
2017	18,113,753
2018	22,257,929
No expiration	72,475,653

Total	$114,331,620

As of January 31, 2013, it is estimated that the capital loss carryforwards would be $41,855,967 expiring by 2018 and $75,441,835 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended January 31, 2013, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	39

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

income tax purposes as of January 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$685,332,417	[1]

Gross unrealized appreciation	$43,230,289
Gross unrealized depreciation	(41,563,614)

Net unrealized appreciation	$1,666,675

1. The Federal tax cost of securities does not include cost of $38,894,046, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended January 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$4,948
Payments Made to Retired Trustees	6,404
Accumulated Liability as of January 31, 2013	45,614

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain

40	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	41

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

42	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	43

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$—	$550,234,527	$71	$550,234,598
U.S. Possessions	—	175,658,539	—	175,658,539
Common Stocks	1	—	—	1

Total Assets	$1	$725,893,066	$71	$725,893,138

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

44	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	4,366,132	$46,384,816	7,742,571	$79,110,226
Dividends and/or distributions reinvested	832,792	8,851,606	1,743,210	17,818,829
Redeemed	(3,793,948)	(40,276,609)	(6,910,740)	(70,232,615)

Net increase	1,404,976	$14,959,813	2,575,041	$26,696,440

Class B
Sold	11,618	$122,741	407,565	$4,152,835
Dividends and/or distributions reinvested	26,992	287,501	79,991	816,583
Redeemed	(351,702)	(3,750,295)	(1,108,981)	(11,230,173)

Net decrease	(313,092)	$(3,340,053)	(621,425)	$(6,260,755)

Class C
Sold	2,081,144	$22,142,572	2,809,872	$28,879,769
Dividends and/or distributions reinvested	290,764	3,093,750	620,150	6,341,434
Redeemed	(1,292,407)	(13,735,153)	(2,152,699)	(21,877,424)

Net increase	1,079,501	$11,501,169	1,277,323	$13,343,779

Class Y
Sold	663,475	$7,053,243	1,529,775	$15,744,909
Dividends and/or distributions reinvested	47,818	508,558	70,536	724,264
Redeemed	(395,185)	(4,186,543)	(311,621)	(3,197,980)

Net increase	316,108	$3,375,258	1,288,690	$13,271,193

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$92,310,675	$53,964,867

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	45

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) will serve as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently

46	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

Class B	$1,867,120
Class C	3,863,147

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2013	$91,566	$1,923	$17,148	$2,671

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the six months ended January 31, 2013, the Manager reimbursed the Fund $98,881 for legal costs and fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	47

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1945% as of January 31, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its

48	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

participation in the borrowing facility during the six months ended January 31, 2013 equal 0.08% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of January 31, 2013, the Fund had borrowings outstanding at an interest rate of 0.1945%. Details of the borrowings for the six months ended January 31, 2013 are as follows:

Average Daily Loan Balance	$14,426,087
Average Daily Interest Rate	0.223%
Fees Paid	$115,656
Interest Paid	$13,098

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended January 31, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	49

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

7. Reverse Repurchase Agreements Continued

counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended January 31, 2013.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds—including the Fund—advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

50	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	51

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

The Board of Trustees (the “Board”), including a majority of the independent Trustees, approved a restated investment advisory agreement between OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and the Fund and a sub-advisory agreement between OFI Global and OFI whereby OFI will provide investment sub-advisory services to the Fund (collectively, the “Agreements”). The Agreements were approved in connection with OFI’s proposal to modify its corporate structure effective January 1, 2013. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling

52	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services to be provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, and Charles Pulire, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager, Sub-Adviser and the Fund. Throughout the year, the Sub-Adviser provided information on the investment performance of the Fund, the Manager and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Manager, Sub-Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load New Jersey municipal debt funds. The Board noted that the Fund’s one-year, three-year, and ten-year performance was better than its peer group median although its five-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees to be paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	53

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load New Jersey municipal debt funds with comparable asset levels and distribution features. The Board noted that the Fund’s total expenses were lower than its expense group median and average. The Board also noted that the Fund’s actual and contractual management fees were higher than its expense group median and average.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Sub-Adviser’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager and Sub-Adviser. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager and Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management will serve as the investment adviser to the Fund in place of OFI under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global entered into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with OFI to provide investment sub-advisory services to the Fund. OFI Global will pay the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013. Prior to January 1, 2013, the

54	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Board decided to continue the investment advisory agreement with OFI, which terminated upon the effectiveness of the Restated Advisory Agreement and Sub-Advisory Agreement (“Prior Agreement”).

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Prior Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	55

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

56	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Advisory Board Member

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Advisory Board Member

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., President and Principal Executive Officer

Daniel G. Loughran, Vice President

Scott S. Cottier, Vice President

Troy E. Willis, Vice President

Mark R. DeMitry, Vice President

Michael L. Camarella, Vice President

Charles S. Pulire, Vice President

Richard Stein, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	57

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

58	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PRIVACY POLICY

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

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This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	59

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RS0395.001.0113 March 22, 2013

1	31	2013

SEMIANNUAL REPORT

Oppenheimer Pennsylvania Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/13

	Class A Shares of the Fund		Barclays Capital Municipal Bond Index
	Without Sales Charge	With Sales Charge
6-Month	3.59%	–1.33%	1.82%
1-Year	6.38	1.32	4.80
5-Year	5.26	4.24	5.73
10-Year	5.84	5.33	5.17

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Fund Performance Discussion

The Fund’s Class A shares produced a cumulative total return of 3.59% (without sales charge) for the six months ended January 31, 2013. By comparison, the cumulative total return of the Fund’s benchmark, the Barclays Capital Municipal Bond Index, was 1.82% for the same period. Amid a challenging interest rate environment, the Fund generated a yield of 5.27% at net asset value, based on the 22-day accrual period ended January 22, 2013.

MARKET OVERVIEW

Despite sluggish economic growth, the rally in the municipal market continued this reporting period. Investor demand remained strong, and net inflows were the norm as income-seeking investors redirected assets into municipal bond funds.

AAA-rated municipal securities remained “cheap to Treasuries” during this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. As of January 31, 2013, the average yield on 30-year, AAA-rated muni bonds was 2.94%, down 2 basis points from July 31, 2012. On January 31, 2013, the average yield on 10-year, AAA-rated muni bonds was 1.84%, up 14 basis points from the July 2012 date, and the average yield on 1-year, AAA-rated muni bonds was 0.20%, up 5 basis points from the July 2012 date. The current market conditions allow investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.27%
Dividend Yield with sales charge	5.02
Standardized Yield	4.00
Taxable Equivalent Yield	7.29
Last distribution (1/22/13)	$0.051
Total distributions (8/1/12 to 1/31/13)	$0.312

Endnotes for this discussion begin on page 10 of this report

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	3

The Federal Reserve (the “Fed”) also provided good news for current muni bondholders this reporting period as it repeatedly extended its timeframe for changing the Fed Funds target rate, the short-term interest rate it controls. At the outset of this reporting period, the rate stood at zero to 0.25% and the Fed’s expectation was that the rate would likely remain very low until late 2014. In September 2012, this timeframe was lengthened to mid-2015 and then, in December, linked to the unemployment rate. Rates will not move, the Fed announced, until unemployment is below 6.5%, unless inflation rises above 2.5%. Given the current rates, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

During this reporting period, the Keystone State continued to pursue remedies to aid its troubled communities, which include 27 older and transitioning cities that are considered “distressed.” Most notable is Harrisburg, which has $340 million in outstanding bond debt, mostly related to its ill-fated incinerator project. In December 2012, Senator Mike Folmer introduced legislation to address issues raised by the capital city’s debt crisis.

In January 2013, in a renewed effort to privatize Pennsylvania’s state-owned liquor stores, Governor Tom Corbett announced a plan to dismantle the state Liquor Control

Board and raise $1 billion for schools. Revenue from the sale would be used to create the Passport for Learning Block Grant, which would provide funding to school safety and early education programs. It seemed likely at the end of this reporting period that Pennsylvania was on the verge of becoming the third state to privatize its lottery system.

As of January 31, 2013, Pennsylvania’s general obligation debt was rated AA-plus by Fitch Ratings, AA by Standard & Poor’s and Aa2 by Moody’s Investors Service.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits of municipal bond fund investing, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Pennsylvania Municipal Fund held nearly 400 securities as of January 31, 2013. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

As bond prices rose this reporting period, declining municipal interest rates put pressure on the Class A dividend. Beginning with the November 2012 payout, the dividend was lowered to 5.1 cents per Class A share, from 5.3 cents.

4	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

The average 12-month distribution yield at NAV in Lipper’s Pennsylvania Municipal Debt Funds category was 3.55% on January 31, 2013. At 5.53%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 198 basis points higher than the category average.

During this reporting period, refundings became increasingly common, further pressuring muni bond fund industry dividends. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. These transactions made it difficult for the Fund to replace the called bonds with bonds that had equally attractive coupons. If the current climate persists, we believe that dividends throughout the muni bond fund universe will continue to be similarly pressured.

Despite this pressure, the Fund’s Class A shares generated a distribution yield of 5.27% at net asset value (NAV), based on the dividend payment made January 22, 2013. At 5.53%, the share class’s 12-month yield at NAV was 198 points higher than the average 12-month yield at NAV in the Lipper Pennsylvania Municipal Debt Funds category. The Class A shares had the second highest 12-month yield at NAV in its category of 61 funds, behind the Fund’s Class Y shares.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal,

state and local income taxes, represented 25.3% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, come from many different sectors as well as general obligation (G.O.) debt. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.

Virtually all of the Fund’s sales tax revenue bonds were issued in Puerto Rico. In all, this sector represented 2.8% of the Fund’s total assets this reporting period. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances. During this reporting period, Puerto Rico used an innovative lottery system to encourage the population to pay sales taxes on purchased goods.

During this reporting period, the market continued to react favorably to better fiscal management under the leadership of Gov. Luis Fortuño. The budget that he proposed for the fiscal year that began July 1, 2012, had a much smaller deficit than any in recent years. While Gov. Fortuño’s disciplined approach helped reduce pressure on municipal bonds issued in the Commonwealth, the

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	5

governor was not as popular with the voters. On November 6, 2012, Alejandro Garcia Padilla was elected to replace Gov. Fortuño.

Five weeks later, Moody’s lowered its ratings for the island’s revenue-backed debt to below investment grade. Moody’s also changed its assessment for Puerto Rico’s G.O. debt, which is backed by the full faith and taxing authority of the Commonwealth. Investors should note that Moody’s maintained an investment-grade rating for the G.O. debt this reporting period, as did S&P and Fitch, the other national credit ratings agencies. S&P and Fitch also maintained investment-grade ratings for Puerto Rico’s revenue-backed bonds.

Our approach to municipal bond investing is flexible and responsive to market conditions.

The Fund was invested in the hospital/healthcare sector, representing 17.7% of the Fund’s total assets as of January 31, 2013. Our holdings in this sector consist of securities across the credit spectrum. During the first several months of this reporting period, the debate about the Affordable Care Act of 2010 continued, even though the Supreme Court had upheld the Act’s “individual mandate” in late June 2012. The voices of those who were suggesting that Congress would revisit and perhaps seek to override the legislation were largely silenced after Election Day.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 16.0% of the Fund’s total assets at the end of this reporting period.

We like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe it is likely that we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Investors should note that we believe that the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

The Fund continued to favor the higher education sector this reporting period, which constituted 10.8% of total assets as of January 31, 2013. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

G.O. debt backed by the full faith and taxing authority of state and local governments

6	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

comprised 7.0% of the Fund’s total assets this reporting period and contributed positively to Fund performance. The Fund’s holdings include bonds issued in Pennsylvania, the Commonwealth of Puerto Rico and the U.S. territories. Despite challenging economic conditions and tight budgets, elected municipal officials consistently safeguarded the debt service payments on their G.O. debt.

During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, “inverse floaters” provided attractive levels of tax-free income and contributed favorably to the Fund’s total return. This outcome illustrates why we believe that “inverse floaters” belong in this Fund’s portfolio.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities and may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on a Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	7

The Rochester portfolio management team

We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and research analyst Elizabeth S. Mossow.

8	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES
Hospital/Healthcare	17.7%
Tobacco-Master Settlement Agreement	16.0
Higher Education	10.8
General Obligation	7.0
Student Housing	4.6
Water Utilities	3.9
Education	3.9
Highways/Commuter Facilities	3.6
Adult Living Facilities	3.4
Tax Increment Financing (TIF)	3.0

Portfolio holdings are subject to change. Percentages are as of January 31, 2013, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Manager- Rated	Total
AAA	0.0%	0.3%	0.3%
AA	17.7	0.8	18.5
A	12.6	0.0	12.6
BBB	44.8	5.3	50.1
BB or lower	8.9	9.6	18.5
Total	84.0%	16.0%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, OppenheimerFunds, Inc. uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that OppenheimerFunds, Inc.’s credit analysis process is consistent or comparable with any other NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	9

Performance

DISTRIBUTION YIELDS
As of 1/31/13
	Without Sales Chg.	With Sales Chg.
Class A	5.27%	5.02%
Class B	4.67	N/A
Class C	4.73	N/A
Class Y	5.37	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 1/31/13		As of 1/31/13
Class A	4.00%	Class A	7.29%
Class B	3.36	Class B	6.12
Class C	3.44	Class C	6.27
Class Y	4.36	Class Y	7.94

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/13

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
CLASS A (OPATX)	9/18/89	3.59%	6.38%	5.26%	5.84%	6.08%
CLASS B (OPABX)	5/3/93	3.07	5.52	4.39	5.36	5.21
CLASS C (OPACX)	8/29/95	3.20	5.59	4.47	5.04	4.85
CLASS Y (OPAYX)	11/29/10	3.58	6.53	N/A	N/A	10.27

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/13
	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
CLASS A (OPATX)	9/18/89	–1.33%	1.32%	4.24%	5.33%	5.85%
CLASS B (OPABX)	5/3/93	–1.93	0.52	4.07	5.36	5.21
CLASS C (OPACX)	8/29/95	2.20	4.59	4.47	5.04	4.85
CLASS Y (OPAYX)	11/29/10	3.58	6.53	N/A	N/A	10.27

The performance data quoted represents past performance, which does not guarantee future results. Fund returns for Class A shares include changes in share price, reinvested distributions, and the current maximum initial sales charge of 4.75%. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. Returns do not consider capital gains or income taxes on an individual’s

10	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

The Fund’s performance is compared to the performance of that of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.051 for the 22-day accrual period ended January 22, 2013. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 22, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0451, $0.0457 and $0.0520, respectively, for the 22-day accrual period ended January 22, 2013, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average 12-month yield at net asset value (NAV) in this Fund’s Lipper category was calculated based on the distributions for all share classes in this category for the 12 months ended January 31, 2013. The average 12-month yield at NAV in Lipper’s Pennsylvania Municipal Debt Funds category is based on 61 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 combined federal and Pennsylvania tax rate of 45.1%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	11

underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

12	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	13

Fund Expenses  Continued

Actual	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During 6 Months Ended January 31, 2013
Class A	$1,000.00	$1,035.90	$4.47
Class B	1,000.00	1,030.70	8.79
Class C	1,000.00	1,032.00	8.33
Class Y	1,000.00	1,035.80	3.65

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.82	4.44
Class B	1,000.00	1,016.59	8.73
Class C	1,000.00	1,017.04	8.27
Class Y	1,000.00	1,021.63	3.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended January 31, 2013 are as follows:

Class	Expense Ratios
Class A	0.87%
Class B	1.71
Class C	1.62
Class Y	0.71

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

14	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    January 31, 2013 / (Unaudited)

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—113.4%
Pennsylvania—85.8%
$ 24,750,000	Allegheny County, PA GO1	0.796%[2]	11/01/2026	$22,970,228
4,295,000	Allegheny County, PA GO1	5.000	12/01/2029	4,921,156
3,170,000	Allegheny County, PA GO1	5.000	12/01/2033	3,578,042
80,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125	05/01/2025	80,031
25,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125	05/01/2029	25,007
3,150,000	Allegheny County, PA HDA (Ohio Valley General Hospital)[1]	5.125	04/01/2035	3,020,913
35,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.375	08/15/2029	39,713
160,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.500	08/15/2034	181,504
1,310,000	Allegheny County, PA HEBA (Carlow University)[1]	6.000	11/01/2021	1,452,725
1,125,000	Allegheny County, PA HEBA (Carlow University)[1]	6.750	11/01/2031	1,271,126
1,000,000	Allegheny County, PA HEBA (Chatham University)[1]	5.000	09/01/2035	1,077,680
2,250,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.500	10/15/2030	2,498,535
3,650,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.750	10/15/2040	4,087,708
2,500,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.900	10/15/2028	2,757,425
15,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	05/01/2028	17,681
2,000,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	10/15/2038	2,199,980
3,095,000	Allegheny County, PA HEBA (Waynesburg College)[1]	4.800	05/01/2036	3,160,119
10,000	Allegheny County, PA IDA (ARC Allegheny Foundation)	5.000	12/01/2028	9,865
1,200,000	Allegheny County, PA IDA (Propel Charter School-East)[1]	6.375	08/15/2035	1,313,184
1,000,000	Allegheny County, PA IDA (Propel Charter School-Montour)[1]	6.750	08/15/2035	1,118,980
1,000,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.000	09/01/2021	1,033,040
1,225,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.100	09/01/2026	1,243,767
1,215,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.125	09/01/2031	1,225,814
445,000	Allegheny County, PA IDA (School Facility Devel.)[1]	5.900	08/15/2026	475,936

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	15

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 1,055,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)	5.100%	07/01/2014	$1,087,167
23,750,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)	5.600	07/01/2023	24,543,250
210,000	Allegheny County, PA Redevel. Authority (Robinson Mall)	6.875	11/01/2017	210,048
60,000	Allegheny County, PA Redevel. Authority (Robinson Mall)	7.000	11/01/2017	60,020
1,700,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)	5.950	01/20/2043	1,822,128
75,000	Allegheny County, PA Residential Finance Authority (Cambridge Square Apartments)[1]	4.250	01/15/2017	78,531
1,325,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)	6.100	01/20/2043	1,428,907
1,700,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)	6.160	01/20/2043	1,837,785
3,000,000	Allentown, PA Neighborhood Improvement Zone[1]	5.000	05/01/2035	3,249,180
13,000,000	Berks County, PA Municipal Authority (Reading Hospital & Medical Center)[3]	5.500	11/01/2031	15,079,610
1,750,000	Bethlehem, PA GO1	6.500	12/01/2032	2,097,830
1,180,000	Bonneauville Borough, PA Municipal Authority	5.250	06/01/2037	1,230,811
2,000,000	Bonneauville Borough, PA Municipal Authority	5.300	06/01/2043	2,078,400
1,000,000	Bucks County, PA IDA (Chandler Hall Health Care Facility)	6.200	05/01/2019	1,000,670
10,000	Bucks County, PA IDA (Chandler Hall Health Care Facility)	6.300	05/01/2029	10,000
1,000,000	Bucks County, PA IDA (Lutheran Community Telford Center)	5.750	01/01/2027	1,029,020
2,000,000	Butler County, PA Hospital Authority (Butler Health System)[1]	7.250	07/01/2039	2,474,940
955,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.000	07/01/2023	989,380
1,760,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.250	07/01/2033	1,817,200
100,000	Cambridge, PA Area Joint Authority	5.250	12/01/2021	100,179
2,865,000	Cambridge, PA Area Joint Authority[1]	6.000	12/01/2037	3,220,203
270,000	Carbondale, PA Hsg. Corp.[1]	8.125	05/01/2019	280,112
1,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	6.250	11/15/2041	1,224,700
3,995,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	6.250	11/15/2044	4,413,037
2,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	7.000	11/15/2046	2,583,620

16	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 30,000	Charleroi, PA Area School Authority[1]	6.000%	10/01/2017	$30,139
5,000	Chester County, PA H&EFA (Chester County Hospital)[1]	5.875	07/01/2016	5,021
2,330,000	Chester County, PA H&EFA (Chester County Hospital)	6.750	07/01/2021	2,333,984
8,750,000	Chester County, PA H&EFA (Chester County Hospital)	6.750	07/01/2031	8,760,500
23,915,000	Chester County, PA IDA (Aqua Pennsylvania)[3]	5.000	02/01/2041	25,413,644
1,050,000	Chester County, PA IDA (Collegium Charter School)[1]	5.000	04/15/2022	1,118,660
7,595,000	Chester County, PA IDA (Collegium Charter School)[1]	5.500	04/15/2031	8,137,283
1,075,000	Chester County, PA IDA (Westtown School)[1]	5.000	01/01/2032	1,219,136
1,000,000	Clairton, PA Municipal Authority[1]	5.000	12/01/2037	1,040,530
1,000,000	Clairton, PA Municipal Authority[1]	5.000	12/01/2042	1,033,370
3,450,000	Cumberland County, PA Municipal Authority (Asbury Atlantic)	6.000	01/01/2040	3,767,366
1,000,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Ministries)[1]	5.000	01/01/2027	1,053,300
3,000,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)[1]	6.250	01/01/2024	3,479,040
1,000,000	Cumberland County, PA Municipal Authority (Dickinson College)[1]	5.000	11/01/2032	1,156,500
2,000,000	Cumberland County, PA Municipal Authority (Dickinson College)[1]	5.000	11/01/2037	2,260,900
1,000,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)[1]	5.000	12/01/2020	1,043,290
950,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)[1]	5.000	12/01/2021	985,996
6,605,000	Delaware County, PA Authority (Cabrini College)	5.500	07/01/2024	6,647,866
2,500,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	5.000	12/15/2026	2,554,525
5,900,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	5.000	12/15/2031	5,961,655
6,385,000	Delaware County, PA Authority (Eastern University)[1]	5.000	10/01/2027	6,797,471
3,965,000	Delaware County, PA Authority (Eastern University)[1]	5.250	10/01/2032	4,211,742
120,000	Delaware County, PA Authority (MAS/MCMCSPA/MHH/MHP/MHSSPA Obligated Group)	5.375	11/15/2023	120,510
1,160,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2025	1,300,859
280,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2030	309,319

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	17

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania Continued
$ 1,000,000	Delaware County, PA Authority (Neumann College)[1]	6.125%		10/01/2034	$1,098,070
1,200,000	Delaware County, PA Authority (Neumann College)[1]	6.250		10/01/2038	1,345,716
1,150,000	Delaware County, PA Authority (Neumann University)[1]	5.000		10/01/2025	1,250,384
1,250,000	Delaware County, PA Authority (Neumann University)[1]	5.250		10/01/2031	1,379,563
18,705,000	Delaware County, PA IDA (Aqua Pennsylvania)[3]	5.000		11/01/2038	19,545,965
4,310,000	Delaware County, PA IDA (Naamans Creek)	7.000		12/01/2036	4,567,135
2,445,000	Delaware River Port Authority PA/NJ1	5.000		01/01/2026	2,788,474
4,000,000	Erie County, PA Hospital Authority (St. Vincent’s Health)	7.000		07/01/2027	4,429,120
1,000,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.375		05/01/2030	1,107,280
2,565,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.500		05/01/2040	2,865,592
3,000,000	Erie, PA Higher Education Building Authority (Mercyhurst College)[1]	5.500		03/15/2038	3,237,750
1,375,000	Erie-Western PA Port Authority	5.125		06/15/2016	1,507,811
4,290,000	Fayette County, PA Redevel. Authority (Fayette Crossing)	7.000		09/01/2019	4,575,371
6,575,000	Harrisburg, PA Authority[1]	5.000		07/15/2021	6,681,844
115,000	Harrisburg, PA Authority[1]	5.000		07/15/2023	115,008
450,000	Harrisburg, PA Authority[1]	5.000		07/15/2024	450,095
125,000	Harrisburg, PA GO	9.600	[4]	09/15/2013	119,880
10,000	Harrisburg, PA GO	9.600	[4]	09/15/2015	8,342
40,000	Harrisburg, PA GO	9.600	[4]	03/15/2016	32,136
225,000	Harrisburg, PA GO	9.601	[4]	03/15/2013	223,137
210,000	Harrisburg, PA GO	9.601	[4]	03/15/2015	181,339
50,000	Harrisburg, PA GO	9.614	[4]	09/15/2016	38,787
25,000	Harrisburg, PA GO	9.624	[4]	03/15/2014	23,159
70,000	Harrisburg, PA GO	9.727	[4]	09/15/2015	58,393
150,000	Harrisburg, PA GO	10.084	[4]	03/15/2015	129,528
115,000	Harrisburg, PA GO	10.366	[4]	03/15/2013	114,048
50,000	Harrisburg, PA GO	11.012	[4]	09/15/2013	47,952
2,205,000	Harrisburg, PA Water System[1]	5.000		07/15/2018	2,256,553
5,055,000	Harrisburg, PA Water System[1]	5.000		07/15/2020	5,151,500
335,000	Harrisburg, PA Water System[1]	5.000		07/15/2023	338,786
6,755,000	Horsham, PA Industrial and Commercial Devel. Authority (Pennsylvania LTC)	6.000		12/01/2037	6,788,505

18	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 3,000,000	Indiana County, PA IDA (Student Coop Association)[1]	5.000%	05/01/2033	$3,349,050
2,100,000	Lackawanna County, PA GO1	6.000	09/15/2032	2,403,156
1,825,000	Lancaster County, PA Hospital Authority (St. Anne’s Retirement Community)	5.000	04/01/2033	1,850,349
170,000	Latrobe, PA IDA (St. Vincent College)[1]	5.700	05/01/2031	170,799
13,040,000	Lawrence County, PA IDA (Shenango Presbyterian Center)	5.625	11/15/2037	12,935,419
8,190,000	Lehigh County, PA GPA (Kidspeace Obligated Group)[5]	6.000	11/01/2018	4,095,246
2,000,000	Lehigh County, PA GPA (Kidspeace Obligated Group)[6]	6.000	11/01/2018	1,000,060
1,100,000	Lehigh County, PA GPA (Kidspeace Obligated Group)[5]	6.000	11/01/2023	550,033
3,600,000	Lehigh County, PA GPA (Kidspeace Obligated Group)[6]	6.000	11/01/2023	1,800,108
4,700,000	Lehigh Northampton, PA Airport Authority[1]	6.000	05/15/2030	4,704,136
10,000	Luzerne County, PA Flood Protection Authority[1]	5.000	01/15/2023	10,010
5,000,000	Luzerne County, PA IDA	7.750	12/15/2027	5,275,800
105,000	Luzerne County, PA IDA (Pennsylvania-American Water Company)[1]	5.100	09/01/2034	106,889
22,500,000	Luzerne County, PA IDA (Pennsylvania-American Water Company)[3]	5.100	09/01/2034	23,043,825
10,000	Luzerne County, PA IDA (Pennsylvania-American Water Company)[1]	5.100	09/01/2034	10,242
3,720,000	Lycoming County, PA Authority (Pennsylvania College of Technology)[1]	5.000	05/01/2032	4,148,767
2,730,000	McKean County, PA Hospital Authority (Bradford Hospital)	5.000	10/01/2020	2,380,560
2,900,000	McKean County, PA Hospital Authority (Bradford Hospital)	5.250	10/01/2030	2,174,362
11,060,000	Mifflin County, PA Hospital Authority (Lewiston Hospital/Lewiston Healthcare Foundation Obligated Group)[1]	5.125	07/01/2030	11,344,795
595,000	Millcreek, PA Richland Joint Authority	5.250	08/01/2022	654,649
855,000	Millcreek, PA Richland Joint Authority	5.375	08/01/2027	914,234
1,000,000	Millcreek, PA Richland Joint Authority	5.500	08/01/2037	1,053,640
1,390,000	Millcreek, PA Richland Joint Authority	5.500	08/01/2037	1,483,936
15,000	Montgomery County, PA1	5.000	09/15/2021	15,058
285,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2023	286,191
160,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2027	160,157

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	19

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 785,000	Montgomery County, PA HEHA (Holy Redeemer Physician & Ambulatory Services)[1]	5.250%	10/01/2023	$788,281
21,000,000	Montgomery County, PA IDA[3]	5.375	08/01/2038	24,258,780
1,500,000	Montgomery County, PA IDA[1]	5.375	08/01/2038	1,732,770
3,840,000	Montgomery County, PA IDA (Wordsworth Academy)	8.000	09/01/2024	3,848,678
3,000,000	Mt. Lebanon, PA Hospital Authority (St. Clair Memorial Hospital)[1]	5.000	07/01/2031	3,395,550
3,000,000	Northampton County, PA General Purpose Authority (Moravian College)[1]	5.000	07/01/2027	3,447,810
4,860,000	Northampton County, PA General Purpose Authority (Moravian College)[1]	5.000	07/01/2031	5,488,252
1,500,000	Northampton County, PA IDA (Morningstar Senior Living)[1]	5.000	07/01/2027	1,600,905
1,275,000	Northampton County, PA IDA (Morningstar Senior Living)[1]	5.000	07/01/2032	1,335,422
1,000,000	Northampton County, PA IDA (Morningstar Senior Living)[1]	5.000	07/01/2036	1,030,250
5,385,000	Northeastern, PA Hospital & Education Authority (Wilkes University)[1]	5.250	03/01/2042	5,818,708
1,205,000	Northumberland County, PA IDA (NHS Youth Services)	5.500	02/15/2033	774,261
1,660,000	Northumberland County, PA IDA (NHS Youth Services)	7.500	02/15/2029	1,234,459
3,520,000	Northumberland County, PA IDA (NHS Youth Services)	7.750	02/15/2029	2,683,578
16,000,000	PA Commonwealth Financing Authority[3]	5.000	06/01/2032	18,074,880
1,550,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2032	1,751,004
2,000,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2036	2,287,540
60,000	PA COP (Dept. of General Services)[1]	5.250	05/01/2016	60,203
10,110,000	PA EDFA (Albert Einstein Healthcare)[1]	6.250	10/15/2023	11,895,729
39,737,908	PA EDFA (Bionol Clearfield)[6]	8.500	07/15/2015	3,943,590
885,000	PA EDFA (DGABC/DGABF/DGABEI Obligated Group)	5.625	12/01/2015	887,053
485,000	PA EDFA (Fayette Thermal)	5.250	12/01/2016	471,051
35,000	PA EDFA (Fayette Thermal)	5.500	12/01/2021	33,009
3,000,000	PA EDFA (Forum)[1]	5.000	03/01/2029	3,467,430
12,500,000	PA EDFA (Forum)[1]	5.000	03/01/2034	14,129,500
14,700,000	PA EDFA (National Gypsum Company)	6.125	11/01/2027	14,634,879
5,000,000	PA EDFA (National Gypsum Company)	6.250	11/01/2027	4,999,650
5,520,000	PA EDFA (National Railroad Passenger Corp.)[1]	5.000	11/01/2041	5,960,330
1,800,000	PA EDFA (Northampton Generating)[6]	6.500	01/01/2013	1,142,100

20	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 21,800,000	PA EDFA (Northampton Generating)[6]	6.600%	01/01/2019	$14,100,240
500,000	PA EDFA (Northampton Generating)[6]	6.875	01/01/2011	9,980
12,000,000	PA EDFA (Northampton Generating)[6]	6.950	01/01/2021	238,440
3,000,000	PA EDFA (Northwestern Human Services)	5.250	06/01/2028	3,002,640
3,000,000	PA EDFA (Philadelphia Biosolids Facility)[1]	6.250	01/01/2032	3,436,380
3,000,000	PA EDFA (US Airways Group)	8.000	05/01/2029	3,507,540
50,000	PA EDFA (York Water Company)[1]	6.000	11/01/2038	50,786
30,000,000	PA Geisinger Authority Health System, Series A3	5.250	06/01/2039	33,471,900
3,235,000	PA HEFA (Allegheny Delaware Valley Obligated Group)[1]	5.875	11/15/2021	3,237,523
1,025,000	PA HEFA (Assoc. of Independent Colleges & Universities)[1]	5.125	05/01/2032	1,067,353
100,000	PA HEFA (California University of Pennsylvania Student Assoc.)	5.000	07/01/2028	94,446
215,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750	09/01/2020	215,486
2,105,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750	09/01/2032	2,111,231
55,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.800	09/01/2025	55,107
1,245,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.000	11/01/2027	1,367,832
535,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.000	11/01/2042	563,227
1,460,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.650	04/15/2025	1,552,345
220,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.750	04/15/2034	226,235
3,210,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.800	04/15/2030	3,418,811
3,385,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.800	04/15/2033	3,605,194
6,285,000	PA HEFA (Edinboro University Foundation)[1]	5.750	07/01/2028	6,905,455
3,000,000	PA HEFA (Edinboro University Foundation)[1]	5.800	07/01/2030	3,370,110
9,000,000	PA HEFA (Edinboro University Foundation)[1]	5.875	07/01/2038	9,892,350
8,225,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2042	9,073,409
3,500,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2043	3,976,525
4,000,000	PA HEFA (Elizabethtown College)[1]	5.000	12/15/2027	4,203,440
130,000	PA HEFA (Frontier II)	5.125	04/01/2033	130,365
1,300,000	PA HEFA (Gwynedd Mercy College)[1]	5.375	05/01/2042	1,378,130
750,000	PA HEFA (Indiana University Foundation)[1]	5.000	07/01/2041	808,343
2,000,000	PA HEFA (La Salle University)[1]	5.000	05/01/2037	2,092,220

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	21

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 50,000	PA HEFA (La Salle University)[1]	5.500%	05/01/2034	$50,667
1,490,000	PA HEFA (Marywood University)[1]	5.125	06/01/2029	1,546,739
50,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2016	50,057
23,495,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2016	23,521,784
9,785,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2021	9,792,632
250,000	PA HEFA (Philadelphia University)[1]	5.000	06/01/2035	257,165
3,000,000	PA HEFA (Philadelphia University)[1]	5.125	06/01/2025	3,063,210
2,000,000	PA HEFA (Philadelphia University)[1]	5.250	06/01/2032	2,034,900
2,005,000	PA HEFA (Philadelphia University)[1]	5.500	06/01/2020	2,180,738
140,000	PA HEFA (SCHS/MCP/HUHS Obligated Group)[1]	5.875	11/15/2016	140,160
1,400,000	PA HEFA (Shippensburg University Student Services)[1]	5.000	10/01/2035	1,532,412
2,000,000	PA HEFA (Shippensburg University Student Services)[1]	5.000	10/01/2044	2,179,020
3,000,000	PA HEFA (Shippensburg University)[1]	6.000	10/01/2031	3,512,310
7,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	8,233,260
105,000	PA HEFA (St. Francis University)[1]	5.750	11/01/2023	109,374
1,750,000	PA HEFA (St. Francis University)[1]	6.000	11/01/2031	1,936,655
3,460,000	PA HEFA (St. Francis University)[1]	6.250	11/01/2018	3,617,119
2,250,000	PA HEFA (St. Francis University)[1]	6.250	11/01/2041	2,499,345
3,000,000	PA HEFA (State System Higher Education)[1]	5.000	06/15/2030	3,549,630
100,000	PA HEFA (Student Association)[1]	6.750	09/01/2023	100,108
4,615,000	PA HEFA (University of Pennsylvania Health System)[1]	5.750	08/15/2041	5,455,991
60,000	PA HEFA (University of the Arts)	5.500	03/15/2020	60,085
3,025,000	PA HEFA (University of the Arts)	5.625	03/15/2025	3,027,753
1,685,000	PA HEFA (University of the Arts)	5.750	03/15/2030	1,686,264
1,000,000	PA HEFA (Ursinus College)[1]	5.000	01/01/2029	1,125,020
650,000	PA HEFA (Widener University)[1]	5.000	07/15/2026	674,837
100,000	PA HEFA (Widener University)[1]	5.250	07/15/2024	101,711
170,000	PA HEFA (Widener University)[1]	5.400	07/15/2036	173,062
16,540,000	PA HFA (Single Family Mtg.), Series 96A3	4.700	10/01/2037	16,959,830
5,000,000	PA Public School Building Authority (Harrisburg Area Community College)[1]	5.000	10/01/2031	5,404,850
1,500,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2024	1,751,250
3,500,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2025	4,059,650
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2026	3,460,200

22	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Pennsylvania Continued
$ 3,500,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000%		04/01/2027	$4,002,915
4,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2028	4,535,640
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2029	3,384,000
2,250,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2031	2,522,903
7,540,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2032	8,401,219
1,265,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2020	1,322,899
1,400,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2023	1,446,942
3,265,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2026	3,342,315
900,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2027	921,771
2,310,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2028	2,360,289
1,470,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2030	1,497,283
24,615,000	PA Southcentral General Authority (Wellspan Health Obligated Group)[3]	6.000		06/01/2029	28,589,407
4,000,000	PA Turnpike Commission[1]	0.000	[7]	12/01/2034	3,928,400
15,775,000	PA Turnpike Commission[1]	0.000	[7]	12/01/2034	15,525,755
10,000,000	PA Turnpike Commission[1]	0.000	[7]	12/01/2038	10,031,200
50,000	PA Turnpike Commission[1]	5.000		12/01/2024	51,832
2,095,000	PA Turnpike Commission[1]	5.000		12/01/2030	2,422,344
1,500,000	PA Turnpike Commission[1]	5.000		12/01/2032	1,678,695
18,000,000	PA Turnpike Commission (Motor License)[3]	5.000		12/01/2040	20,076,660
2,000,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	5.625		01/01/2032	2,247,240
7,625,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	6.000		01/01/2028	9,148,399
1,835,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	6.500		01/01/2041	2,170,236
300,000	Pennsylvania State University[1]	5.250		03/01/2017	301,200
10,000,000	Philadelphia, PA Airport[1]	4.750		06/15/2035	10,137,200
5,000,000	Philadelphia, PA Airport, Series D1	5.250		06/15/2028	5,589,850
1,150,000	Philadelphia, PA Authority for Industrial Devel. (Baptist Home of Philadelphia)[5]	5.500		11/15/2018	229,989
786,000	Philadelphia, PA Authority for Industrial Devel. (Baptist Home of Philadelphia)[5]	5.600		11/15/2028	157,192

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	23

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 450,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	6.750%	04/01/2023	$456,350
2,600,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	6.875	04/01/2034	2,634,970
450,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	5.875	04/01/2032	490,379
500,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	6.250	04/01/2042	554,390
1,000,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	5.750	11/15/2030	1,049,780
500,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	6.375	11/15/2040	545,710
2,040,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.375	06/15/2030	2,208,667
4,000,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.625	06/15/2042	4,304,120
2,115,000	Philadelphia, PA Authority for Industrial Devel. (Marina Bracetti Academy)[1]	7.150	12/15/2036	2,416,134
1,000,000	Philadelphia, PA Authority for Industrial Devel. (Marina Bracetti Academy)[1]	7.625	12/15/2041	1,173,390
1,500,000	Philadelphia, PA Authority for Industrial Devel. (New Foundation Charter School)	6.625	12/15/2041	1,658,670
1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)[1]	6.250	05/01/2033	1,706,617
550,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)	5.000	01/01/2015	542,146
1,580,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)	5.125	01/01/2021	1,415,917
2,105,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Arbor House)[1]	6.100	07/01/2033	2,156,088
710,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (GIH/PPAM)[1]	5.125	07/01/2016	727,494
1,860,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Miriam and Robert M. Rieder House)[1]	6.100	07/01/2033	1,905,142
3,000,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Presbyterian Homes Germantown)[1]	5.625	07/01/2035	3,051,960
1,745,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Robert Saligman House)[1]	6.100	07/01/2033	1,787,351
4,000,000	Philadelphia, PA GO1	6.000	08/01/2036	4,743,040
6,260,000	Philadelphia, PA GO1	6.500	08/01/2041	7,639,454
1,210,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)	7.250	01/01/2021	1,235,664
10,000,000	Philadelphia, PA H&HEFA (Temple University Health System)	5.625	07/01/2036	11,020,800

24	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 5,000,000	Philadelphia, PA H&HEFA (Temple University Health System)	5.625%	07/01/2042	$5,475,950
7,420,000	Philadelphia, PA H&HEFA (Temple University Hospital)	5.500	07/01/2026	7,982,881
250,000	Philadelphia, PA Hsg. Authority[1]	5.000	12/01/2021	253,140
1,000,000	Philadelphia, PA Municipal Authority[1]	6.500	04/01/2034	1,164,740
10,000	Philadelphia, PA Parking Authority, Series A1	5.000	02/15/2015	10,038
20,000	Philadelphia, PA Parking Authority, Series A1	5.250	02/15/2029	20,065
5,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A	5.500	07/01/2035	4,943
1,000,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A	5.625	07/01/2023	1,004,600
1,500,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A	5.625	07/01/2028	1,503,660
135,000	Philadelphia, PA Redevel. Authority (Multifamily Hsg.)[1]	5.450	02/01/2023	137,103
2,580,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.000	10/01/2023	2,611,399
4,100,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.250	10/01/2032	4,147,929
3,000,000	Philadelphia, PA Redevel. Authority (Transformation Initiative)[1]	5.000	04/15/2025	3,454,890
2,645,000	Philadelphia, PA Redevel. Authority (Transformation Initiative)[1]	5.000	04/15/2026	3,024,637
3,385,000	Philadelphia, PA School District[1]	6.000	09/01/2038	3,949,178
2,000,000	Pittsburgh, PA GO1	5.000	09/01/2025	2,350,080
2,895,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)	6.130	01/20/2043	3,132,535
20,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	5.200	10/01/2020	20,037
25,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	5.250	10/01/2029	25,031
76,000	Pittsburgh, PA Urban Redevel. Authority, Series B1	5.150	04/01/2017	76,162
35,000	Pittsburgh, PA Urban Redevel. Authority, Series B1	5.350	10/01/2022	35,062
50,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.600	04/01/2020	50,107
15,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.700	04/01/2030	15,023
4,170,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)	5.625	07/01/2024	4,169,541
1,000,000	Reading, PA Area Water Authority[1]	5.000	12/01/2031	1,126,440
3,000,000	Reading, PA Area Water Authority[1]	5.250	12/01/2036	3,387,300
5,830,000	Reading, PA GO1	5.625	11/15/2020	6,027,637
900,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.625	06/01/2042	970,470
2,895,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.875	06/01/2052	3,137,254
10,000	Schuylkill County, PA IDA (DOCNHS/BSVHS/WMHS Obligated Group)[1]	5.000	11/01/2028	10,031

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	25

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 6,500,000	Scranton, PA Parking Authority	5.250%	06/01/2039	$5,791,500
1,000,000	Scranton, PA Sewer Authority[1]	5.500	12/01/2035	1,147,110
2,265,000	Scranton-Lackawanna, PA Health & Welfare Authority (University of Scranton)[1]	5.000	11/01/2037	2,496,528
170,000	Sharon, PA Regional Health System Authority (SRPS/SRHS Obligated Group)[1]	5.000	12/01/2018	170,267
15,000	Sharon, PA Regional Health System Authority (SRPS/SRHS Obligated Group)[1]	5.000	12/01/2028	15,008
2,000,000	South Fork, PA Municipal Authority (Conemaugh Health System)[1]	5.500	07/01/2029	2,222,660
745,000	South Fork, PA Municipal Authority (Conemaugh Valley Memorial Hospital)[1]	5.000	07/01/2028	745,611
405,000	South Fork, PA Municipal Authority (Good Samaritan Medical Center of Johnstown)[1]	5.250	07/01/2026	405,494
5,000,000	St. Mary Hospital Authority, PA Health System (Catholic Health East)[1]	5.250	11/15/2023	5,697,350
3,100,000	Susquehanna, PA Area Regional Airport Authority[1]	5.000	01/01/2027	3,362,198
4,300,000	Susquehanna, PA Area Regional Airport Authority[1]	6.500	01/01/2038	4,886,219
75,000	Washington County, PA Hospital Authority (Washington Hospital)[1]	5.125	07/01/2028	75,083
7,700,000	Washington County, PA Redevel. Authority (Victory Centre)	5.450	07/01/2035	7,921,375
550,000	Washington, PA Township Municipal Authority	5.875	12/15/2023	602,173
2,475,000	Washington, PA Township Municipal Authority	6.000	12/15/2033	2,715,521
1,285,000	Westmoreland County, PA IDA (Redstone Retirement Community)	5.875	01/01/2032	1,319,130
5,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000	03/01/2027	5,304,450
10,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000	03/01/2037	10,384,400
2,000,000	York, PA GO1	7.250	11/15/2041	2,343,100
				1,073,345,718
U.S. Possessions—27.6%
10,000	Guam GO	5.375	11/15/2013	10,022
750,000	Guam GO	6.750	11/15/2029	842,910
2,000,000	Guam GO	7.000	11/15/2039	2,260,200
700,000	Guam Hsg. Corp. (Single Family Mtg.)	5.750	09/01/2031	793,856
185,000	Guam Power Authority, Series A1	5.000	10/01/2023	217,847
235,000	Guam Power Authority, Series A1	5.000	10/01/2024	273,256
420,000	Guam Power Authority, Series A1	5.000	10/01/2030	474,398
420,000	Guam Power Authority, Series A1	5.000	10/01/2034	469,955
1,300,000	Guam Power Authority, Series A1	5.500	10/01/2030	1,475,305

26	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$ 1,100,000	Guam Power Authority, Series A1	5.500%		10/01/2040	$1,226,478
3,700,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	5.250		06/01/2032	3,601,173
1,500,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	5.625		06/01/2047	1,332,690
38,902,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[4]	06/01/2057	954,655
735,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2017	709,995
960,000	Northern Mariana Islands Commonwealth, Series A	5.000		10/01/2022	867,350
200,000	Northern Mariana Islands Commonwealth, Series A	6.750		10/01/2033	200,236
2,415,000	Northern Mariana Islands Ports Authority, Series A	5.500		03/15/2031	2,194,462
1,580,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	1,211,117
1,165,000	Northern Mariana Islands Ports Authority, Series A	6.600		03/15/2028	1,159,268
810,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	813,848
5,000,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2042	4,937,050
500,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	517,800
4,500,000	Puerto Rico Aqueduct & Sewer Authority	6.125		07/01/2024	4,932,000
69,645,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	70,340,754
52,735,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	53,261,823
413,560,000	Puerto Rico Children’s Trust Fund (TASC)	6.491	[4]	05/15/2050	32,253,544
136,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.325	[4]	05/15/2055	4,619,920
1,817,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[4]	05/15/2057	33,578,160
5,000,000	Puerto Rico Commonwealth GO1	5.500		07/01/2026	5,252,800
7,360,000	Puerto Rico Commonwealth GO1	5.500		07/01/2039	7,563,798
9,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	9,468,180
3,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	3,137,160
2,000,000	Puerto Rico Electric Power Authority, Series A1	5.000		07/01/2042	1,956,200
1,435,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2024	1,505,401
1,510,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2025	1,575,851
5,540,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2027	5,733,955
1,760,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2030	1,801,694
3,505,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2031	3,572,717
1,000,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	1,003,300
10,000	Puerto Rico Highway & Transportation Authority, Series A1	5.000		07/01/2038	9,837
325,000	Puerto Rico Highway & Transportation Authority, Series H1	5.000		07/01/2028	324,981

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	27

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$ 700,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250%		07/01/2039	$691,586
1,750,000	Puerto Rico Infrastructure	6.400	[4]	07/01/2043	248,605
1,400,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,446,340
200,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		04/01/2027	202,778
1,250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	1,233,100
125,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	125,946
185,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	187,592
585,000	Puerto Rico ITEMECF (IEP/HESL/HECR Obligated Group)	5.750		06/01/2019	530,771
3,000,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2042	3,000,960
1,500,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	1,665,090
1,000,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	1,105,100
1,015,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	1,015,010
5,725,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	5,833,890
4,500,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500		08/01/2037	4,833,270
2,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	2,273,300
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.280	[4]	08/01/2034	8,904,600
22,130,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.750		08/01/2057	24,211,824
5,500,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2039	6,133,160
18,015,000	Puerto Rico Sales Tax Financing Corp., Series C	6.380	[4]	08/01/2038	4,064,364
2,000,000	V.I. Public Finance Authority (Matching Fund Loan Notes)[1]	5.000		10/01/2032	2,200,200
17,450,000	V.I. Tobacco Settlement Financing Corp.	6.250	[4]	05/15/2035	2,484,182
2,195,000	V.I. Tobacco Settlement Financing Corp.	6.500	[4]	05/15/2035	286,952
4,150,000	V.I. Tobacco Settlement Financing Corp.	6.875	[4]	05/15/2035	508,956
7,000,000	V.I. Tobacco Settlement Financing Corp.	7.625	[4]	05/15/2035	689,990
30,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2021	29,440
2,235,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	2,009,265
435,000	V.I. Water & Power Authority, Series A	5.000		07/01/2031	451,721
					344,803,938
Total Investments, at Value (Cost $1,420,117,333)—113.4%					1,418,149,656
Liabilities in Excess of Other Assets—(13.4)					(167,260,793)
Net Assets—100.0%					$1,250,888,863

28	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

ARC	Assoc. of Retarded Citizens
AUS	Allegheny United Hospital
BSVHS	Baptist/St. Vincent’s Health System
CCMC	Crozer-Chester Medical Center
CKHS	Crozer-Keystone Health System
COP	Certificates of Participation
DCMH	Delaware County Memorial Hospital
DGABC	Dr. Gertrude A. Barber Center
DGABEI	Dr. Gertrude A. Barber Educational Institute
DGABF	Dr. Gertrude A. Barber Foundation
DOCNHS	Daughters of Charity National Health Systems
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDFA	Economic Devel. Finance Authority
GIH	Germantown Interfaith Housing
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDA	Hospital Devel. Authority
HEBA	Higher Education Building Authority
HECR	Hospital Episcopal Cristo Redentor
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
HESL	Hospital Episcopal San Lucas
HFA	Housing Finance Agency
HUHS	Hahnemann University Hospital System

IDA	Industrial Devel. Agency
IEP	Iglesia Episcopal Puertorriquena
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MAS	Mercy Adult Services
MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
MCP	Medical College Of Pennsylvania
MHH	Mercy Haverford Hospital
MHP	Mercy Health Plan
MHSSPA	Mercy Health System of Southeastern Pennsylvania
PA/NJ	Pennsylvania/New Jersey
PPAM	Philadelphia Presbytery Apartments of Morrisville
RITES	Residual Interest Tax Exempt Security
ROLs	Residual Option Longs
RR	Residential Resources
RRDC	Residential Resources Devel. Corp.
RRSW	Residential Resources Southwest
SCHS	St. Christopher’s Hospital for Children
SRHS	Sharon Regional Health System
SRPS	Sharon Regional Physicians Services
TASC	Tobacco Settlement Asset-Backed Bonds
UPMC	University of Pittsburgh Medical Center
V.I.	United States Virgin Islands
WMHS	Western Maryland Health Systems

See accompanying Notes to Financial Statements.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	29

STATEMENT OF ASSETS AND LIABILITIES    January 31, 2013 / (Unaudited)

Assets
Investments, at value (cost $1,420,117,333)—see accompanying statement of investments	$1,418,149,656
Cash	1,641,204
Receivables and other assets:
Interest	14,791,488
Shares of beneficial interest sold	2,192,720
Investments sold	5,000
Other	167,537
Total assets	1,436,947,605
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	152,095,000
Payable on borrowings (See Note 6)	28,100,000
Shares of beneficial interest redeemed	2,185,719
Dividends	1,700,709
Investments purchased	1,497,787
Trustees’ compensation	161,357
Distribution and service plan fees	153,938
Transfer and shareholder servicing agent fees	46,255
Shareholder communications	21,224
Interest expense on borrowings	3,354
Other	93,399
Total liabilities	186,058,742
Net Assets	$1,250,888,863
Composition of Net Assets
Paid-in capital	$1,358,641,263
Accumulated net investment income	8,263,001
Accumulated net realized loss on investments	(114,047,724)
Net unrealized depreciation on investments	(1,967,677)
Net Assets	$1,250,888,863

30	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $827,411,254 and 71,567,541 shares of beneficial interest outstanding)	$11.56
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$12.14
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,282,942 and 3,140,128 shares of beneficial interest outstanding)	$11.55
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $350,160,921 and 30,349,271 shares of beneficial interest outstanding)	$11.54
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $37,033,746 and 3,202,345 shares of beneficial interest outstanding)	$11.56

See accompanying Notes to Financial Statements.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	31

STATEMENT OF OPERATIONS    For the Six Months Ended January 31, 2013 / (Unaudited)

Investment Income
Interest	$37,855,979
Other income	474
Total investment income	37,856,453
Expenses
Management fees	2,850,296
Distribution and service plan fees:
Class A	607,994
Class B	175,129
Class C	1,550,268
Transfer and shareholder servicing agent fees:
Class A	171,611
Class B	22,083
Class C	84,359
Class Y	6,853
Shareholder communications:
Class A	22,322
Class B	4,076
Class C	10,027
Class Y	686
Interest expense and fees on short-term floating rate notes issued (See Note 1)	750,180
Borrowing fees	481,084
Trustees’ compensation	19,449
Interest expense on borrowings	12,626
Custodian fees and expenses	5,861
Other	156,369
Total expenses	6,931,273
Less waivers and reimbursements of expenses	(98,236)
Net expenses	6,833,037
Net Investment Income	31,023,416
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(1,095,870)
Net change in unrealized appreciation/depreciation on investments	11,532,617
Net Increase in Net Assets Resulting from Operations	$41,460,163

See accompanying Notes to Financial Statements.

32	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012
Operations
Net investment income	$31,023,416	$60,805,544
Net realized loss	(1,095,870)	(3,858,928)
Net change in unrealized appreciation/depreciation	11,532,617	95,650,397
Net increase in net assets resulting from operations	41,460,163	152,597,013
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(22,403,227)	(45,316,007)
Class B	(899,239)	(2,320,035)
Class C	(8,117,045)	(15,882,162)
Class Y	(911,247)	(1,222,488)
	(32,330,758)	(64,740,692)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	25,378,157	13,147,940
Class B	(5,688,685)	(10,431,715)
Class C	15,293,383	31,295,073
Class Y	8,109,958	14,888,014
	43,092,813	48,899,312
Net Assets
Total increase	52,222,218	136,755,633
Beginning of period	1,198,666,645	1,061,911,012
End of period (including accumulated net investment income of $8,263,001 and $9,570,343, respectively)	$1,250,888,863	$1,198,666,645

See accompanying Notes to Financial Statements.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	33

STATEMENT OF CASH FLOWS    For the Six Months Ended January 31, 2013 / (Unaudited)

Cash Flows from Operating Activities
Net increase in net assets from operations	$41,460,163
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(111,151,945)
Proceeds from disposition of investment securities	63,921,903
Short-term investment securities, net	2,007,321
Premium amortization	843,563
Discount accretion	(5,969,654)
Net realized loss on investments	1,095,870
Net change in unrealized appreciation/depreciation on investments	(11,532,617)
Change in assets:
Decrease in other assets	216,931
Decrease in receivable for securities sold	100,024
Increase in interest receivable	(265,887)
Change in liabilities:
Decrease in other liabilities	(32,845)
Decrease in payable for securities purchased	(494,413)
Net cash used in operating activities	(19,801,586)
Cash Flows from Financing Activities
Proceeds from bank borrowings	139,000,000
Payments on bank borrowings	(125,000,000)
Payments on short-term floating rate notes issued	(6,115,000)
Proceeds from shares sold	119,857,094
Payments on shares redeemed	(101,330,809)
Cash distributions paid	(5,536,092)
Net cash provided by financing activities	20,875,193
Net increase in cash	1,073,607
Cash, beginning balance	567,597
Cash, ending balance	$1,641,204
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $26,145,546.
Cash paid for interest on bank borrowings—$16,474.
Cash paid for interest on short-term floating rate notes issued—$750,180.

See accompanying Notes to Financial Statements.

34	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2013	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,	Year Ended July 31,
Class A	(Unaudited)	2012	2011[1]	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$11.47	$10.60	$10.96	$9.28	$11.12	$12.77
Income (loss) from investment operations:
Net investment income[2]	.31	.63	.69	.71	.69	.64
Net realized and unrealized gain (loss)	.09	.90	(.39)	1.62	(1.90)	(1.69)
Total from investment operations	.40	1.53	.30	2.33	(1.21)	(1.05)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.31)	(.66)	(.66)	(.65)	(.63)	(.60)
Net asset value, end of period	$11.56	$11.47	$10.60	$10.96	$9.28	$11.12
Total Return, at Net Asset Value[3]	3.59%	14.84%	2.98%	25.50%	(10.41)%	(8.42)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$827,411	$795,924	$723,618	$817,706	$675,031	$816,645
Average net assets (in thousands)	$813,752	$752,625	$760,121	$778,632	$640,109	$847,089
Ratios to average net assets:[4]
Net investment income	5.25%	5.67%	6.50%	6.71%	7.53%	5.33%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.69%	0.70%	0.70%	0.69%	0.73%	0.67%
Interest and fees from borrowings	0.08%	0.12%	0.13%	0.27%	0.87%	0.14%
Interest and fees on short-term floating rate notes issued[5]	0.12%	0.16%	0.20%	0.22%	0.49%	0.60%
Total expenses	0.89%	0.98%	1.03%	1.18%	2.09%	1.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.87%	0.97%	1.03%	1.17%	2.09%	1.41%
Portfolio turnover rate	5%	15%	16%	17%	30%	51%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	35

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended January 31, 2013	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,	Year Ended July 31,
Class B	(Unaudited)	2012	2011[1]	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$11.47	$10.59	$10.95	$9.28	$11.12	$12.76
Income (loss) from investment operations:
Net investment income[2]	.26	.54	.60	.62	.60	.54
Net realized and unrealized gain (loss)	.08	.91	(.38)	1.61	(1.89)	(1.68)
Total from investment operations	.34	1.45	.22	2.23	(1.29)	(1.14)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.57)	(.58)	(.56)	(.55)	(.50)
Net asset value, end of period	$11.55	$11.47	$10.59	$10.95	$9.28	$11.12
Total Return, at Net Asset Value[3]	3.07%	14.02%	2.13%	24.36%	(11.16)%	(9.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,283	$41,662	$48,569	$68,602	$69,650	$119,418
Average net assets (in thousands)	$38,610	$44,543	$57,201	$71,759	$78,974	$148,180
Ratios to average net assets:[4]
Net investment income	4.42%	4.86%	5.67%	5.87%	6.66%	4.51%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.53%	1.54%	1.53%	1.53%	1.53%	1.46%
Interest and fees from borrowings	0.08%	0.12%	0.13%	0.27%	0.87%	0.14%
Interest and fees on short-term floating rate notes issued[5]	0.12%	0.16%	0.20%	0.22%	0.49%	0.60%
Total expenses	1.73%	1.82%	1.86%	2.02%	2.89%	2.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.81%	1.86%	2.01%	2.89%	2.20%
Portfolio turnover rate	5%	15%	16%	17%	30%	51%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

36	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

	Six Months Ended January 31, 2013	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,	Year Ended July 31,
Class C	(Unaudited)	2012	2011[1]	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$11.45	$10.58	$10.94	$9.27	$11.11	$12.75
Income (loss) from investment operations:
Net investment income[2]	.26	.54	.61	.63	.61	.55
Net realized and unrealized gain (loss)	.10	.91	(.39)	1.61	(1.89)	(1.68)
Total from investment operations	.36	1.45	.22	2.24	(1.28)	(1.13)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.27)	(.58)	(.58)	(.57)	(.56)	(.51)
Net asset value, end of period	$11.54	$11.45	$10.58	$10.94	$9.27	$11.11
Total Return, at Net Asset Value[3]	3.20%	14.01%	2.20%	24.47%	(11.11)%	(9.05)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$350,161	$332,380	$277,553	$307,583	$243,599	$291,693
Average net assets (in thousands)	$341,975	$302,122	$287,679	$287,513	$227,214	$309,446
Ratios to average net assets:[4]
Net investment income	4.49%	4.89%	5.74%	5.93%	6.74%	4.56%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.44%	1.46%	1.46%	1.45%	1.50%	1.44%
Interest and fees from borrowings	0.08%	0.12%	0.13%	0.27%	0.87%	0.14%
Interest and fees on short-term floating rate notes issued[5]	0.12%	0.16%	0.20%	0.22%	0.49%	0.60%
Total expenses	1.64%	1.74%	1.79%	1.94%	2.86%	2.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.62%	1.73%	1.79%	1.93%	2.86%	2.18%
Portfolio turnover rate	5%	15%	16%	17%	30%	51%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	37

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended January 31, 2013	Year Ended July 31,	Period Ended July 29,
Class Y	(Unaudited)	2012	2011[1]
Per Share Operating Data
Net asset value, beginning of period	$11.48	$10.60	$10.68
Income (loss) from investment operations:
Net investment income[2]	.31	.64	.44
Net realized and unrealized gain (loss)	.09	.92	(.07)
Total from investment operations	.40	1.56	.37
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.32)	(.68)	(.45)
Net asset value, end of period	$11.56	$11.48	$10.60
Total Return, at Net Asset Value[3]	3.58%	15.09%	3.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,034	$28,701	$12,171
Average net assets (in thousands)	$32,229	$20,110	$ 4,849
Ratios to average net assets:[4]
Net investment income	5.39%	5.70%	6.23%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.53%	0.56%	0.57%
Interest and fees from borrowings	0.08%	0.12%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.12%	0.16%	0.20%
Total expenses	0.73%	0.84%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.83%	0.90%
Portfolio turnover rate	5%	15%	16%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

38	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    January 31, 2013 / Unaudited

1. Significant Accounting Policies

Oppenheimer Pennsylvania Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with preservation of capital. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	39

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the

40	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund)

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	41

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Sub-Adviser monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of January 31, 2013, the Fund’s maximum exposure under such agreements is estimated at $79,385,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At January 31, 2013, municipal bond holdings with a value of $248,726,325 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $152,095,000 in short-term floating rate securities issued and outstanding at that date.

42	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

At January 31, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$3,250,000	Berks County, PA Municipal Authority ROLs	20.076%	11/1/31	$5,329,610
7,980,000	Chester County, PA IDA (Water Facilities Authority)[3]	13.665	2/1/41	9,478,644
6,240,000	Delaware County, PA IDA ROLs[3]	11.497	11/1/38	7,080,965
7,500,000	Luzerne County, PA IDA (Water Facility) ROLs[3]	11.746	9/1/34	8,043,825
7,000,000	Montgomery County, PA IDA RITES	15.107	8/1/38	10,258,780
8,000,000	PA Commonwealth Financing Authority DRIVERS	7.874	6/1/32	10,074,880
7,500,000	PA Geisinger Authority Health System DRIVERS	15.846	6/1/39	10,971,900
6,200,000	PA HFA (Single Family Mtg.) ROLs[3]	10.924	10/1/37	6,569,830
6,155,000	PA Southcentral General Authority (Hanover Hospital) ROLs	18.683	6/1/29	10,129,407
9,000,000	PA Turnpike Commission ROLs[3]	9.439	12/1/40	11,076,660
5,535,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	21.080	8/1/57	7,616,824

				$96,631,325

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $152,095,000 or 10.58% of its total assets as of January 31, 2013.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of January 31, 2013 is as follows:

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	43

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Cost	$81,422,063
Market Value	$22,234,518
Market Value as a % of Net Assets	1.78%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended July 31, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains

Expiring
2016	$1,143,881
2017	48,870,545
2018	43,078,455
No expiration	16,461,360

Total	$109,554,241

As of January 31, 2013, it is estimated that the capital loss carryforwards would be $93,092,881 expiring by 2018 and $17,557,230 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended January 31, 2013, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and

44	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,269,392,547 [1]

Gross unrealized appreciation	$111,658,214
Gross unrealized depreciation	(114,677,313)

Net unrealized depreciation	$(3,019,099)

1. The Federal tax cost of securities does not include cost of $151,776,208, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended January 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$8,390
Payments Made to Retired Trustees	10,860
Accumulated Liability as of January 31, 2013	77,353

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	45

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

46	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	47

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation

48	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$1,073,345,718	$—	$1,073,345,718
U.S. Possessions	—	344,803,938	—	344,803,938

Total Assets	$—	$1,418,149,656	$—	$1,418,149,656

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	49

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	6,130,236	$70,755,435	9,459,222	$105,245,449
Dividends and/or distributions reinvested	1,570,058	18,137,874	3,121,793	34,687,453
Redeemed	(5,496,485)	(63,515,152)	(11,486,531)	(126,784,962)

Net increase	2,203,809	$25,378,157	1,094,484	$13,147,940

Class B
Sold	13,866	$159,386	494,957	$5,475,955
Dividends and/or distributions reinvested	66,571	768,455	169,735	1,881,338
Redeemed	(573,029)	(6,616,526)	(1,616,427)	(17,789,008)

Net decrease	(492,592)	$(5,688,685)	(951,735)	$(10,431,715)

Class C
Sold	3,143,903	$36,241,008	5,093,656	$56,692,049
Dividends and/or distributions reinvested	567,190	6,540,165	1,091,972	12,119,353
Redeemed	(2,385,696)	(27,487,790)	(3,395,650)	(37,516,329)

Net increase	1,325,397	$15,293,383	2,789,978	$31,295,073

Class Y
Sold	1,067,202	$12,331,940	1,724,445	$19,024,517
Dividends and/or distributions reinvested	60,483	699,052	75,217	839,739
Redeemed	(425,886)	(4,921,034)	(447,069)	(4,976,242)

Net increase	701,799	$8,109,958	1,352,593	$14,888,014

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$111,151,945	$63,921,903

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

50	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) will serve as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	51

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

Class B	$2,924,751
Class C	5,999,591

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2013	$190,734	$5,036	$23,177	$9,709

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the six months ended January 31, 2013, the Manager reimbursed the Fund $98,236 for legal costs and fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations

52	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1945% as of January 31, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended January 31, 2013 equal 0.06% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of January 31, 2013, the Fund had borrowings outstanding at an interest rate of 0.1945%. Details of the borrowings for the six months ended January 31, 2013 are as follows:

Average Daily Loan Balance	$11,145,109
Average Daily Interest Rate	0.227%
Fees Paid	$172,568
Interest Paid	$16,474

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	53

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended January 31, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended January 31, 2013.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor

54	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

(the “Distributor”), and certain funds—including the Fund—advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	55

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

56	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

The Board of Trustees (the “Board”), including a majority of the independent Trustees, approved a restated investment advisory agreement between OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and the Fund and a sub-advisory agreement between OFI Global and OFI whereby OFI will provide investment sub-advisory services to the Fund (collectively, the “Agreements”). The Agreements were approved in connection with OFI’s proposal to modify its corporate structure effective January 1, 2013. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	57

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services to be provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, and Charles Pulire, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager, Sub-Adviser and the Fund. Throughout the year, the Sub-Adviser provided information on the investment performance of the Fund, the Manager and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Manager, Sub-Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load Pennsylvania municipal debt funds. The Board noted that the Fund’s one-year, three-year, and ten-year performance was better than its peer group median although its five-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees to be paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and

58	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load Pennsylvania municipal debt funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than its expense group median and average. The Fund’s actual management fees were higher than its expense group median and average.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Sub-Adviser’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager and Sub-Adviser. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager and Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management will serve as the investment adviser to the Fund in place of OFI under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global entered into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with OFI to provide investment sub-advisory services to the Fund. OFI Global will pay the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013. Prior to January 1, 2013, the

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	59

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

Board decided to continue the investment advisory agreement with OFI, which terminated upon the effectiveness of the Restated Advisory Agreement and Sub-Advisory Agreement (“Prior Agreement”).

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Prior Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

60	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	61

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Advisory Board Member

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Advisory Board Member

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., President and Principal Executive Officer

Daniel G. Loughran, Vice President

Scott S. Cottier, Vice President

Troy E. Willis, Vice President

Mark R. DeMitry, Vice President

Michael L. Camarella, Vice President

Charles S. Pulire, Vice President

Richard Stein, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved.

62	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	63

PRIVACY POLICY NOTICE

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

64	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RS0740.001.0113 March 22, 2013

1	31	2013

SEMIANNUAL REPORT

Oppenheimer Rochester National Municipals

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/13

	Class A Shares of the Fund		Barclays Capital Municipal Bond Index
	Without Sales Charge	With Sales Charge
6-Month	6.10%	1.06%	1.82%
1-Year	15.51	10.02	4.80
5-Year	1.40	0.41	5.73
10-Year	4.56	4.05	5.17

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Fund Performance Discussion

The Fund’s Class A shares produced a cumulative total return of 6.10% (without sales charge) for the six months ended January 31, 2013. By comparison, the cumulative total return of the Fund’s benchmark, the Barclays Capital Municipal Bond Index, was 1.82% for the same period. Amid a challenging interest rate environment, the Fund generated a yield of 6.36% at net asset value, based on the 22-day accrual period ended January 22, 2013.

MARKET OVERVIEW

Despite sluggish economic growth, the rally in the municipal market continued this reporting period. Investor demand remained strong, and net inflows were the norm as income-seeking investors redirected assets into municipal bond funds.

AAA-rated municipal securities remained “cheap to Treasuries” during this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. As of January 31, 2013, the average yield on 30-year, AAA-rated muni bonds was 2.94%, down 2 basis points from July 31, 2012. On January 31, 2013, the average yield on 10-year, AAA-rated muni bonds was 1.84%, up 14 basis points from the July 2012 date, and the average yield on 1-year, AAA-rated muni bonds was 0.20%, up 5 basis points from the July 2012 date. The current market conditions allow investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

The Federal Reserve (the “Fed”) also provided good news for current muni bondholders this reporting period as it repeatedly extended its timeframe for changing the Fed Funds target rate, the short-term interest rate it controls. At the outset of this reporting period, the rate stood at zero to 0.25% and the Fed’s expectation was that

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	6.36%
Dividend Yield with sales charge	6.06
Standardized Yield	5.56
Taxable Equivalent Yield	9.82
Last distribution (1/22/13)	$0.041
Total distributions (8/1/12 to 1/31/13)	$0.246

Endnotes for this discussion begin on page 10 of this report

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	3

the rate would likely remain very low until late 2014. In September 2012, this timeframe was lengthened to mid-2015 and then, in December, linked to the unemployment rate. Rates will not move, the Fed announced, until unemployment is below 6.5%, unless inflation rises above 2.5%. Given the current rates, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits of municipal bond fund investing, they generally reinvest their dividends and allow the income generated from their investments to compound over time.

The average 12-month distribution yield at NAV in Lipper’s High-Yield Municipal Debt Funds category was 4.27% on January 31, 2013. At 6.51%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 224 basis points higher than the category average.

FUND PERFORMANCE

Oppenheimer Rochester National Municipals held approximately 1,300 securities as of January 31, 2013. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The monthly dividend for the Fund’s Class A shares held steady this reporting period at 4.1 cents per share. The Rochester investment team believes its ability to maintain the dividend demonstrates the benefits of our yield-driven approach to municipal investing. Nonetheless, it is important for investors to realize that dividends throughout the muni bond fund universe will likely remain pressured if the current low-interest rate environment persists over the long term.

The Fund’s Class A shares generated a distribution yield of 6.36% at net asset value (NAV), based on the dividend payment made January 22, 2013. At 6.51%, the share class’s 12-month yield at NAV was 224 points higher than the average 12-month yield at NAV in the Lipper High-Yield Municipal Debt Funds category. The Class A shares had the second highest 12-month yield at NAV in its category of 119 funds, behind the Fund’s Class Y shares.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, constituted the Fund’s largest sector as of January 31, 2013, representing 20.2% of the Fund’s total assets.

We like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories.

4	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Investors should note that we believe that the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

The Fund’s airline holdings represented 9.6% of total assets at the end of this reporting period. Many of the Fund’s holdings are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance and, as a result, these bonds offer investors valuable collateral. Throughout this reporting period, the portfolio management and credit research teams monitored developments at AMR Corporation, the parent company of American Airlines, which filed for bankruptcy protection in November 2011. Late in 2012, the trustees for the Fund’s secured debt financing a terminal at John F. Kennedy International Airport received virtually full payments for AMR’s missed debt payments. Those payments had not been released to the Fund as of January 31, 2013, but we believe they are likely to be approved by a bankruptcy court judge and released to the Fund in early 2013.

Oppenheimer Rochester National Municipals remained invested this reporting period in land development (or “dirt”) bonds, which are Special Assessment and Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment and Special Tax sectors represented 9.2% and 2.3% of the Fund’s total assets, respectively.

In our opinion, bonds in these sectors overall have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. During this reporting period, the housing market and overall economy continued to improve, which supports our long-standing belief that carefully researched dirt bonds belong in our portfolios.

The Fund was invested in the hospital/healthcare sector, representing 7.8% of the Fund’s total assets as of January 31, 2013. Our holdings in this sector consist of securities across the credit spectrum. During the first several months of this reporting period, the debate about the Affordable Care Act of 2010 continued, even though the Supreme Court had upheld the Act’s “individual mandate” in late June 2012. The voices of those who were suggesting that Congress would revisit and perhaps seek to override the legislation were largely silenced after Election Day.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	5

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 7.4% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, come from many different sectors as well as general obligation (G.O.) debt. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.

Many of the Fund’s sales tax revenue bonds were issued in Puerto Rico. In all, this sector represented 3.6% of the Fund’s total assets this reporting period. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances. During this reporting period, Puerto Rico used an innovative lottery system to encourage the population to pay sales taxes on purchased goods.

During this reporting period, the market continued to react favorably to better fiscal management under the leadership of Gov. Luis Fortuño. The budget that he proposed for the fiscal year that began July 1, 2012, had a much smaller deficit than any in recent years. While Gov. Fortuño’s disciplined approach helped reduce pressure on municipal bonds issued in the Commonwealth, the governor was not as popular with the voters. On November 6, 2012, Alejandro Garcia Padilla was elected to replace Gov. Fortuño.

Five weeks later, Moody’s Investors Service lowered ratings for the island’s revenue-backed debt to below investment grade. Moody’s also changed its assessment for Puerto Rico’s G.O. debt, which is backed by the full faith and taxing authority of the Commonwealth. Investors should note that Moody’s maintained an investment-grade rating for the G.O. debt during this reporting period, as did Standard & Poor’s and Fitch Ratings, the other national credit ratings agencies. S&P and Fitch also maintained investment-grade ratings for Puerto Rico’s revenue-backed bonds.

G.O. debt backed by the full faith and taxing authority of state and local governments comprised 5.1% of the Fund’s total assets this reporting period. The Fund’s holdings include bonds issued by many states and by the Commonwealth of Puerto Rico. Despite challenging economic conditions and tight budgets, elected municipal officials consistently safeguarded the debt service payments on their G.O. debt.

During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer

6	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

The Rochester portfolio management team

higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, “inverse floaters” provided attractive levels of tax-free income and contributed favorably to the Fund’s total return. This outcome illustrates why we believe that “inverse floaters” belong in this Fund’s portfolio.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This high yield fund has neither a maturity cap nor a limit on below-investment-grade securities, or “junk” bonds.

Our approach to municipal bond investing is flexible and responsive to market conditions.

Our team continually searches for undervalued bonds that we believe will provide a

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	7

meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and research analyst Elizabeth S. Mossow.

8	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Top Holdings and Allocations

TOP TEN CATEGORIES
Tobacco-Master Settlement Agreement	20.2%
Airlines	9.6
Special Assessment	9.2
Hospital/Healthcare	7.8
General Obligation	5.1
Adult Living Facilities	5.0
Tax Increment Financing (TIF)	4.8
Sales Tax Revenue	3.6
Highways/Commuter Facilities	3.1
Diversified Financial Services	2.6

Portfolio holdings are subject to change. Percentages are as of January 31, 2013, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Manager- Rated	Total
AAA	3.7%	0.5%	4.2%
AA	12.9	0.5	13.4
A	9.0	0.0	9.0
BBB	10.6	5.4	16.0
BB or lower	23.4	34.0	57.4
Total	59.6%	40.4%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, OppenheimerFunds, Inc. uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that OppenheimerFunds, Inc.’s credit analysis process is consistent or comparable with any other NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	9

Performance

DISTRIBUTION YIELDS
As of 1/31/13
	Without Sales Chg.	With Sales Chg.
Class A	6.36%	6.06%
Class B	5.74	N/A
Class C	5.84	N/A
Class Y	6.47	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 1/31/13		As of 1/31/13
Class A	5.56%	Class A	9.82%
Class B	5.00	Class B	8.83
Class C	5.06	Class C	8.94
Class Y	5.98	Class Y	10.57

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/13

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
CLASS A (ORNAX)	10/1/93	6.10%	15.51%	1.40%	4.56%	4.51%
CLASS B (ORNBX)	10/1/93	5.63	14.51	0.54	4.07	4.28
CLASS C (ORNCX)	8/29/95	5.71	14.68	0.62	3.76	3.82
CLASS Y (ORNYX)	11/29/10	6.17	15.85	N/A	N/A	13.49

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/13
	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
CLASS A (ORNAX)	10/1/93	1.06%	10.02%	0.41%	4.05%	4.25%
CLASS B (ORNBX)	10/1/93	0.63	9.51	0.26	4.07	4.28
CLASS C (ORNCX)	8/29/95	4.71	13.68	0.62	3.76	3.82
CLASS Y (ORNYX)	11/29/10	6.17	15.85	N/A	N/A	13.49

The performance data quoted represents past performance, which does not guarantee future results. Fund returns for Class A shares include changes in share price, reinvested distributions, and the current maximum initial sales charge of 4.75%. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted.

10	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

The Fund’s performance is compared to the performance of that of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.041 for the 22-day accrual period ended January 22, 2013. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 22, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0371, $0.0375 and $0.0416, respectively, for the 22-day accrual period ended January 22, 2013, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average 12-month yield at net asset value (NAV) in this Fund’s Lipper category was calculated based on the distributions for all share classes in this category for the 12 months ended January 31, 2013. The average 12-month yield at NAV in Lipper’s High-Yield Municipal Debt Funds category is based on 119 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors and are based on its benchmark of general obligation bonds structured with a

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	11

5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

12	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	13

Fund Expenses  Continued

Actual	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During 6 Months Ended January 31, 2013
Class A	$1,000.00	$1,061.00	$5.83
Class B	1,000.00	1,056.30	10.16
Class C	1,000.00	1,057.10	9.85
Class Y	1,000.00	1,061.70	5.10

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.56	5.72
Class B	1,000.00	1,015.38	9.95
Class C	1,000.00	1,015.68	9.65
Class Y	1,000.00	1,020.27	5.00

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended January 31, 2013 are as follows:

Class	Expense Ratios
Class A	1.12%
Class B	1.95
Class C	1.89
Class Y	0.98

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

14	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    January 31, 2013 / (Unaudited)

Principal Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—119.0%
Alabama—0.1%
$ 15,000	AL HFA (South Bay Apartments)[1]	5.950%		02/01/2033	$15,026
7,505,000	AL Space Science Exhibit Finance Authority	6.000		10/01/2025	6,908,878
1,810,000	Andalusia-Opp, AL Airport Authority[1]	5.000		08/01/2026	1,785,547
2,200,000	Rainbow City, AL Special Health Care Facilities Financing Authority (Regency Pointe)[2]	8.250		01/01/2031	979,286
10,000	Selma, AL Industrial Devel. Board (International Paper Company)[1]	6.000		05/01/2025	10,085
					9,698,822
Alaska—0.2%
2,250,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[2]	6.150		08/01/2031	808,335
40,000	AK Industrial Devel. & Export Authority (Snettisham)	6.000		01/01/2014	40,148
1,650,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[2]	5.875		12/01/2027	726,000
500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[2]	6.000		12/01/2036	220,000
31,850,000	AK Northern Tobacco Securitization Corp. (TASC)	6.125	[3]	06/01/2046	1,216,033
20,860,000	AK Northern Tobacco Securitization Corp. (TASC)	6.375	[3]	06/01/2046	735,732
10,350,000	Koyukuk, AK (Tanana Chiefs Conference Health Care Facility)[1]	7.750		10/01/2041	11,788,547
					15,534,795
Arizona—1.9%
7,680,000	AZ Health Facilities Authority (Catholic Healthcare West)[1]	5.250		03/01/2039	8,598,835
2,900,000	Buckeye, AZ Watson Road Community Facilities District	5.750		07/01/2022	2,897,738
4,600,000	Buckeye, AZ Watson Road Community Facilities District	6.000		07/01/2030	4,455,008
7,948,000	East San Luis, AZ Community Facilities District Special Assessment (Area One)[2]	6.375		01/01/2028	7,562,522
4,349,000	East San Luis, AZ Community Facilities District Special Assessment (Area Two)[4]	8.500		01/01/2028	1,969,227
305,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.450		07/15/2021	312,155
810,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.625		07/15/2025	824,726
900,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.800		07/15/2030	914,346

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	15

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

Arizona Continued
$ 1,015,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.900%	07/15/2022	$1,069,262
335,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.125	07/15/2027	350,557
500,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.200	07/15/2032	519,645
923,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.000	07/01/2017	949,564
1,247,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.375	07/01/2022	1,247,624
4,086,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.750	07/01/2032	3,978,130
1,000,000	Goodyear, AZ IDA Water & Sewer (Litchfield Park Service Company)[1]	6.750	10/01/2031	1,000,480
3,125,000	Maricopa County, AZ IDA (Christian Care Apartments)[1]	6.500	01/01/2036	3,145,063
1,870,000	Maricopa County, AZ IDA (Immanuel Campus Care)[2]	8.500	04/20/2041	935,168
275,000	Maricopa County, AZ IDA (Sun King Apartments)[1]	6.750	11/01/2018	252,247
2,345,000	Maricopa County, AZ IDA (Sun King Apartments)[1]	6.750	05/01/2031	1,861,836
3,545,000	Maricopa County, AZ IDA (Sun King Apartments)	9.500	11/01/2031	3,010,166
437,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	5.250	07/01/2024	417,112
360,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.250	07/01/2024	343,616
877,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.300	07/01/2030	797,947
1,125,000	Palm Valley, AZ Community Facility District No. 3[1]	5.300	07/15/2031	1,072,766
420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[1]	5.300	07/15/2025	409,529
350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[1]	5.350	07/15/2031	328,146
3,275,000	Phoenix, AZ IDA (America West Airlines)	6.250	06/01/2019	3,058,654
7,500,000	Phoenix, AZ IDA (America West Airlines)	6.300	04/01/2023	7,111,275
1,650,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	1,665,065
1,935,000	Phoenix, AZ IDA (Gourmet Boutique West)	5.875	11/01/2037	1,150,899
1,510,000	Pima County, AZ IDA (Christian Senior Living)[1]	5.050	01/01/2037	1,535,413
1,250,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.250	06/01/2026	1,272,375
3,700,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.375	06/01/2036	3,758,238
12,400,000	Pima County, AZ IDA (Metro Police Facility)[5]	5.375	07/01/2039	13,643,224

16	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Arizona Continued
$ 3,000,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)[1]	8.125%	07/01/2041	$3,455,880
1,500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750	04/01/2036	1,509,330
5,730,000	Pima County, AZ IDA (P.L.C. Charter Schools)	7.500	04/01/2041	6,055,521
250,000	Pima County, AZ IDA (Paradise Education Center)[1]	5.875	06/01/2022	259,573
550,000	Pima County, AZ IDA (Paradise Education Center)[1]	6.000	06/01/2036	562,419
1,600,000	Pima County, AZ IDA (Sonoran Science Academy)	5.670	12/01/2027	1,545,424
1,960,000	Pima County, AZ IDA (Sonoran Science Academy)	5.750	12/01/2037	1,851,142
2,215,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)	5.600	12/01/2022	2,320,700
11,100,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)	5.750	12/01/2032	11,579,853
9,000,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)	6.550	12/01/2037	9,424,530
1,220,000	Pinal County, AZ IDA (San Manuel Facility)[1]	6.250	06/01/2026	1,245,461
1,089,000	Prescott Valley, AZ Southside Community Facilities District No. 1	7.250	07/01/2032	807,439
1,500,000	Quail Creek, AZ Community Facilities District[1]	5.550	07/15/2030	1,435,350
265,000	Show Low Bluff, AZ Community Facilities District	5.600	07/01/2031	230,365
150,000	Show Low Bluff, AZ Community Facilities District Special Assessment	5.200	07/01/2017	150,216
1,000,000	Tartesso West, AZ Community Facilities District[1]	5.900	07/15/2032	982,950
695,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.000	12/01/2032	752,859
1,550,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.250	12/01/2042	1,687,439
600,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.250	12/01/2046	650,970
455,000	Tucson, AZ IDA (Joint Single Family Mtg.)[1]	5.000	01/01/2039	463,381
4,000,000	Verrado, AZ Community Facilities District No. 1[1]	5.350	07/15/2031	3,750,240
				133,139,600
Arkansas—0.1%
7,220,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[2]	6.250	02/01/2038	4,089,480
California—17.8%
2,500,000	Adelanto, CA Public Utility Authority[1]	6.750	07/01/2039	2,760,575
750,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.625	01/01/2040	831,300
380,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.000	09/01/2028	391,810
1,095,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.000	09/01/2030	1,128,945

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	17

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

California Continued
$ 4,070,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.250%		09/01/2040	$4,195,722
11,720,000	Bay Area CA Toll Authority (San Francisco Bay Area)[5]	5.500		04/01/2043	13,429,755
2,745,000	Beaumont, CA Financing Authority[1]	5.250		09/01/2039	2,843,161
100,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	5.750		05/01/2034	101,293
235,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	6.200		05/01/2031	235,670
5,500,000	Brea, CA Community Facilities District (Brea Plaza Area)[1]	7.375		09/01/2039	5,980,590
25,000	Buena Park, CA Special Tax (Park Mall)[1]	6.125		09/01/2033	25,322
127,310,000	CA County Tobacco Securitization Agency	6.489	[3]	06/01/2046	4,875,973
107,400,000	CA County Tobacco Securitization Agency	6.619	[3]	06/01/2050	2,343,468
33,920,000	CA County Tobacco Securitization Agency	6.650	[3]	06/01/2046	1,162,778
215,100,000	CA County Tobacco Securitization Agency	7.000	[3]	06/01/2055	2,847,924
246,760,000	CA County Tobacco Securitization Agency	7.477	[3]	06/01/2055	2,257,854
10,530,000	CA County Tobacco Securitization Agency	8.150	[3]	06/01/2033	1,824,323
255,000	CA County Tobacco Securitization Agency (TASC)[1]	5.250		06/01/2045	226,496
19,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	13,949,420
10,000,000	CA County Tobacco Securitization Agency (TASC)	5.450		06/01/2028	9,907,000
1,965,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500		06/01/2033	1,972,487
15,015,000	CA County Tobacco Securitization Agency (TASC)	5.600		06/01/2036	14,557,643
36,000,000	CA County Tobacco Securitization Agency (TASC)	5.650		06/01/2041	34,813,080
58,530,000	CA County Tobacco Securitization Agency (TASC)	5.700		06/01/2046	56,086,958
2,630,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	2,640,020
7,285,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	7,284,563
4,625,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	4,576,669
5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2038	4,999,500
57,000,000	CA County Tobacco Securitization Agency (TASC)	6.400	[3]	06/01/2046	3,313,410
525,920,000	CA County Tobacco Securitization Agency (TASC)	6.664	[3]	06/01/2050	26,911,326

18	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value

California Continued
$ 9,125,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500%		04/01/2031	$10,586,095
8,560,000	CA GO5	5.050		12/01/2036	8,766,778
12,205,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.125		06/01/2047	10,532,061
133,715,000	CA Golden State Tobacco Securitization Corp. (TASC)[5]	5.750		06/01/2047	127,372,552
31,790,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.750		06/01/2047	30,282,200
340,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.000	[3]	06/01/2047	4,671,600
30,420,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[5]	5.750		07/01/2039	35,105,897
11,095,000	CA Health Facilities Financing Authority (Sutter Health/California Pacific Medical Center Obligated Group)[5]	5.000		11/15/2042	12,087,063
24,000,000	CA Health Facilities Financing Authority (Sutter Health/California Pacific Medical Center)[5]	5.250		11/15/2046	26,214,480
2,700,000	CA Independent Cities Finance Authority (Augusta Communities Mobile Home Park)[1]	5.000		05/15/2047	2,808,891
1,835,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)[1]	6.250		07/15/2050	2,015,729
10,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium)[5]	5.000		05/15/2040	11,275,800
8,600,000	CA M-S-R Energy Authority[1]	7.000		11/01/2034	12,336,958
3,300,000	CA Municipal Finance Authority (Casa Griffin Apts.)[1]	6.000		10/01/2046	3,558,423
750,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	8.500		11/01/2039	929,303
600,000	CA Municipal Finance Authority Charter School (Partnerships to Uplift Community)[1]	5.300		08/01/2047	614,394
6,970,000	CA Public Works[1]	5.750		03/01/2030	8,172,674
1,000,000	CA Public Works[1]	6.000		03/01/2035	1,227,930
3,935,000	CA Public Works[1]	6.625		11/01/2034	4,894,392
160,600,000	CA Silicon Valley Tobacco Securitization Authority	8.147	[3]	06/01/2056	1,938,442
82,250,000	CA Silicon Valley Tobacco Securitization Authority	8.435	[3]	06/01/2056	383,285
25,800,000	CA Silicon Valley Tobacco Securitization Authority	8.590	[3]	06/01/2041	2,462,868
70,785,000	CA Silicon Valley Tobacco Securitization Authority	8.994	[3]	06/01/2036	11,530,877
13,505,000	CA Silicon Valley Tobacco Securitization Authority	9.002	[3]	06/01/2047	1,111,056
1,145,000	CA Statewide CDA (Albert Einstein Academy)[1]	6.000		11/01/2032	1,150,748

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	19

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

California Continued
$ 1,730,000	CA Statewide CDA (Albert Einstein Academy)[1]	6.250%		11/01/2042	$1,743,598
10,000	CA Statewide CDA (Escrow Term)[1]	6.750		09/01/2037	10,210
2,019,578	CA Statewide CDA (Microgy Holdings)[2]	9.000		12/01/2038	17,853
1,500,000	CA Statewide CDA (Notre Dame de Namur University)[1]	6.625		10/01/2033	1,512,240
4,875,000	CA Statewide CDA (Sutter Health/California Pacific Medical Center Obligated Group)[1]	5.250		11/15/2048	5,488,763
2,250,000	CA Statewide CDA (Terraces at San Joaquin Gardens)[1]	6.000		10/01/2042	2,451,240
1,000,000	CA Statewide CDA (Terraces at San Joaquin Gardens)[1]	6.000		10/01/2047	1,084,620
200,000	CA Statewide CDA Special Tax Community Facilities District No. 2007-1 (Orinda)[1]	5.600		09/01/2020	209,776
555,300,000	CA Statewide Financing Authority Tobacco Settlement	7.001	[3]	06/01/2055	6,236,019
260,000,000	CA Statewide Financing Authority Tobacco Settlement	7.876	[3]	06/01/2055	2,379,000
4,500,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	4,499,595
1,520,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	1,526,171
100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	98,956
50,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.700		09/01/2020	47,218
2,500,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)[1]	7.250		08/01/2033	2,864,050
10,465,000	Cerritos, CA Community College District[5]	5.250		08/01/2033	12,015,172
165,000	Chino, CA Community Facilities District Special Tax[1]	5.000		09/01/2026	166,823
960,000	Chino, CA Community Facilities District Special Tax No. 2005-1[1]	5.000		09/01/2023	974,083
1,445,000	Chino, CA Community Facilities District Special Tax No. 2005-1[1]	5.000		09/01/2036	1,386,969
5,855,000	Compton, CA Public Finance Authority[1]	5.250		09/01/2027	5,042,794
1,440,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[1]	6.625		09/01/2039	1,574,035
33,000,000	Desert, CA Community College District[5]	5.000		08/01/2037	35,983,860
25,000	Eastern CA Municipal Water District Community Facilities Special Tax[1]	6.300		09/01/2022	25,272
820,000	Elsinore Valley, CA Municipal Water District Community Facilities District No. 2004-1[1]	6.625		09/01/2040	845,584
100,000	Fort Bragg, CA Redevel. Agency Tax Allocation[1]	5.300		05/01/2024	102,192

20	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value

California Continued
$ 15,000,000	Grossmont, CA Union High School District[5]	5.500%		08/01/2045	$17,747,400
8,750,000	Hercules, CA Redevel. Agency Tax Allocation	5.000		08/01/2035	5,623,800
200,000	Imperial, CA Redevel. Agency Tax Allocation (Imperial Redevel.)[1]	5.000		12/01/2036	192,704
80,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750	[3]	06/01/2047	2,947,200
432,795,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.626	[3]	06/01/2057	4,271,687
1,000,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001	[3]	06/01/2057	9,170,000
1,490,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 4[1]	5.700		09/01/2034	1,515,285
400,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2028	412,468
350,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2029	360,899
310,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2030	319,635
350,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2031	360,864
500,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2032	515,495
1,000,000	Lake Elsinore, CA Public Financing Authority[1]	5.125		09/01/2030	995,940
1,000,000	Lake Elsinore, CA Unified School District Community Facilities District No. 04-3[1]	5.250		09/01/2029	1,006,740
1,320,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[1]	7.000		09/01/2033	1,356,089
3,250,000	Los Alamitos, CA Unified School District COP	0.000	[6]	08/01/2042	1,978,080
1,625,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)[1]	5.750		09/01/2040	1,674,823
31,940,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[5]	5.375		05/15/2030	35,897,047
5,000,000	Los Angeles, CA Dept. of Water & Power[5]	5.000		07/01/2034	5,720,400
90,000	Los Angeles, CA Multifamily Hsg. (Arminta North & South)	7.700		06/20/2028	90,105
3,500,000	Los Angeles, CA Regional Airports Improvement Corp. (Air Canada)	8.750		10/01/2014	3,500,980
10,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)	7.000		12/01/2012	10,000
6,020,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)	7.125		12/01/2024	6,141,062
104,085,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)	7.500		12/01/2024	106,177,065
19,050,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)	7.500		12/01/2024	19,432,905
11,740,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)	9.250		08/01/2024	11,814,666
26,875,000	Los Angeles, CA Unified School District[5]	5.000		07/01/2030	29,105,603

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	21

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

California Continued
$ 11,000,000	Los Angeles, CA Unified School District[5]	5.000%		07/01/2032	$12,462,890
30,000,000	Los Angeles, CA Unified School District[5]	5.000		07/01/2032	33,989,700
7,330,000	Los Angeles, CA Unified School District[5]	5.000		01/01/2034	8,296,164
8,755,000	Los Angeles, CA Unified School District[5]	5.000		01/01/2034	9,908,079
10,550,000	Los Angeles, CA Unified School District[5]	5.000		01/01/2034	11,892,387
200,000	Maywood, CA Public Financing Authority[1]	7.000		09/01/2038	200,118
1,250,000	Modesto, CA Special Tax Community Facilities District No. 4[1]	5.150		09/01/2036	1,258,875
1,470,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax[1]	5.000		09/01/2037	1,465,811
11,535,000	Newport Beach, CA (Presbyterian Hoag Memorial Hospital)[5]	5.000		12/01/2024	12,358,610
20,000,000	Northern CA Tobacco Securitization Authority (TASC)	5.375		06/01/2038	17,738,400
115,975,000	Northern CA Tobacco Securitization Authority (TASC)	6.375	[3]	06/01/2045	3,559,273
2,825,000	Novato, CA Redevel. Agency (Hamilton Field Redevel.)[1]	6.750		09/01/2040	3,319,488
5,915,000	Palm Desert, CA Improvement Bond Act 1915[1]	5.100		09/02/2037	4,968,482
14,440,000	Paramount, CA Unified School District[1]	0.000	[6]	08/01/2045	9,838,838
15,435,000	Peralta, CA Community College District[5]	5.000		08/01/2035	16,060,706
1,000,000	Perris, CA Community Facilities District Special Tax[1]	5.300		09/01/2035	1,019,240
10,000	Perris, CA Public Financing Authority, Series A1	6.125		09/01/2034	10,399
26,351,000	River Rock, CA Entertainment Authority	8.000		11/01/2018	25,171,002
1,750,000	Riverside County, CA Redevel. Agency[1]	7.125		10/01/2042	2,134,878
400,000	Riverside, CA Special Tax Community Facilities District No. 92-1, Series A1	5.300		09/01/2034	403,012
1,750,000	Sacramento County, CA COP[1]	5.750		02/01/2030	1,964,305
325,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)[1]	5.625		09/01/2034	334,961
825,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)[1]	5.750		09/01/2040	850,220
2,000,000	San Buenaventura, CA Community Memorial Health Systems[1]	8.000		12/01/2031	2,544,840
16,260,000	San Francisco, CA Bay Area Toll Authority[5]	5.125		04/01/2047	18,632,067
750,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750		08/01/2041	905,138
1,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000		08/01/2041	1,162,030
5,000,000	San Joaquin Hills, CA Transportation Corridor	6.250	[3]	01/15/2031	1,964,900
6,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750		06/01/2026	6,738,000

22	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value

California Continued
$ 73,990,000	Silicon Valley CA Tobacco Securitization Authority	8.902%[3]		06/01/2047	$6,087,157
28,690,000	Southern CA Tobacco Securitization Authority	5.125		06/01/2046	25,575,701
195,570,000	Southern CA Tobacco Securitization Authority	6.383	[3]	06/01/2046	5,650,017
41,325,000	Southern CA Tobacco Securitization Authority	6.400	[3]	06/01/2046	1,138,917
143,080,000	Southern CA Tobacco Securitization Authority	7.100	[3]	06/01/2046	3,644,248
1,000,000	Southern CA Tobacco Securitization Authority (TASC)	5.000		06/01/2037	913,300
1,655,000	Stockton, CA Public Financing Authority, Series A1	5.250		09/01/2031	1,285,869
10,360,000	Stockton, CA Unified School District	5.784	[3]	08/01/2048	1,737,165
12,115,000	Stockton, CA Unified School District	5.920	[3]	08/01/2038	3,417,520
14,735,000	Stockton, CA Unified School District	5.950	[3]	08/01/2041	3,591,509
17,145,000	Stockton, CA Unified School District	5.950	[3]	08/01/2043	3,759,041
6,245,000	Stockton, CA Unified School District	6.000	[3]	08/01/2037	1,859,699
1,335,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	5.875		06/01/2035	1,442,147
1,425,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	6.000		06/01/2045	1,538,544
2,000,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.250		09/01/2040	1,968,400
4,000,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.250		09/01/2042	3,934,880
5,425,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.450		09/01/2026	3,972,185
11,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.500		09/01/2036	7,466,030
2,030,000	Thousand Oaks, CA Community Facilities District	5.000		09/01/2022	2,057,689
6,015,000	Thousand Oaks, CA Community Facilities District	5.375		09/01/2031	6,116,052
4,635,000	Tustin, CA Community Facilities District Special Tax (Legacy/Columbus)[1]	6.000		09/01/2036	4,872,868
200,000	Upland, CA Community Facilities District (San Antonio)[1]	6.100		09/01/2034	207,370
3,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.500		09/01/2042	4,083,135
60,000	West Patterson, CA Financing Authority Special Tax[1]	6.700		09/01/2032	60,035
35,000	West Patterson, CA Financing Authority Special Tax Community Facilities District No. 2001-1-A1	6.500		09/01/2026	35,024
7,000,000	West Sacramento, CA Special Tax Community Facilities District No. 27[1]	7.000		09/01/2040	7,375,620
4,755,000	Western Placer, CA Unified School District[1]	5.750		08/01/2049	5,257,794
15,000,000	Westminster, CA Redevel. Agency[1]	5.750		11/01/2045	17,221,350
7,500,000	Westminster, CA Redevel. Agency[1]	6.250		11/01/2039	8,999,325

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	23

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

California Continued
$ 75,000	Woodland, CA Special Tax Community Facilities District No. 1[1]	6.000%	09/01/2028	$76,322
				1,263,628,292
Colorado—4.1%
1,750,000	Arkansas River, CO Power Authority[1]	6.125	10/01/2040	1,907,080
500,000	Castle Oaks, CO Metropolitan District[1]	6.125	12/01/2035	572,810
960,000	CO Andonea Metropolitan District No. 2[4]	6.125	12/01/2025	861,917
2,380,000	CO Andonea Metropolitan District No. 3[4]	6.250	12/01/2035	2,002,865
5,000,000	CO Arista Metropolitan District	6.750	12/01/2035	3,795,300
14,000,000	CO Arista Metropolitan District	9.250	12/01/2037	10,218,180
3,000,000	CO Beacon Point Metropolitan District[1]	6.125	12/01/2025	3,053,820
3,500,000	CO Beacon Point Metropolitan District[1]	6.250	12/01/2035	3,548,475
5,420,000	CO Central Marksheffel Metropolitan District	7.250	12/01/2029	5,482,926
1,000,000	CO Confluence Metropolitan District	5.400	12/01/2027	880,760
1,000,000	CO Copperleaf Metropolitan District No. 2	5.850	12/01/2026	798,980
1,850,000	CO Copperleaf Metropolitan District No. 2	5.950	12/01/2036	1,350,482
1,025,000	CO Country Club Highlands Metropolitan District[2]	7.250	12/01/2037	412,296
1,500,000	CO Crystal Crossing Metropolitan District[4]	6.000	12/01/2036	1,015,590
1,185,000	CO Educational and Cultural Facilities Authority (Carbon Valley Academy Charter School)	5.625	12/01/2036	944,255
1,262,000	CO Elbert and Highway 86 Metropolitan District	5.750	12/01/2036	922,863
4,475,000	CO Elbert and Highway 86 Metropolitan District[4]	7.500	12/01/2032	3,012,749
2,345,000	CO Elkhorn Ranch Metropolitan District	6.375	12/01/2035	2,176,348
640,000	CO Fallbrook Metropolitan District[1]	5.625	12/01/2026	578,515
1,800,000	CO Fossil Ridge Metropolitan District No. 1[1]	7.250	12/01/2040	1,921,410
50,000	CO Health Facilities Authority (CLC/CLCSF Obligated Group)[1]	6.250	01/01/2034	51,254
1,030,000	CO Health Facilities Authority Health & Residential Care Facilities (Volunteers of America)	5.300	07/01/2037	1,016,754
2,908,000	CO Heritage Todd Creek Metropolitan District[1]	5.500	12/01/2037	2,356,730
5,080,000	CO High Plains Metropolitan District[4]	6.250	12/01/2025	3,333,648
10,875,000	CO High Plains Metropolitan District[4]	6.250	12/01/2035	6,588,401
485,000	CO Horse Creek Metropolitan District[1]	5.750	12/01/2036	408,263
500,000	CO Huntington Trails Metropolitan District[1]	6.250	12/01/2036	517,115
1,700,000	CO Huntington Trails Metropolitan District[1]	8.250	12/01/2037	1,726,877
2,500,000	CO International Center Metropolitan District No. 3[1]	6.500	12/01/2035	2,165,100
1,105,000	CO Liberty Ranch Metropolitan District[4]	6.250	12/01/2036	979,229
1,875,000	CO Madre Metropolitan District No. 2	5.500	12/01/2036	1,425,413

24	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value

Colorado Continued
$ 2,800,000	CO Mountain Shadows Metropolitan District[4]	5.625%		12/01/2037	$2,284,660
1,630,000	CO Multifamily Hsg. Revenue Bond Pass-Through Certificates (MS Loveland/American International Obligated Group)[1]	6.000	[7]	11/01/2033	1,630,522
3,000,000	CO Murphy Creek Metropolitan District No. 3[4]	6.000		12/01/2026	1,493,040
10,060,000	CO Murphy Creek Metropolitan District No. 3[4]	6.125		12/01/2035	4,954,651
2,275,000	CO Neu Towne Metropolitan District[4]	7.250		12/01/2034	685,116
1,290,000	CO North Range Metropolitan District No. 2[1]	5.500		12/15/2018	1,321,424
1,000,000	CO North Range Metropolitan District No. 2[1]	5.500		12/15/2037	991,900
4,500,000	CO Northwest Metropolitan District No. 3[1]	6.125		12/01/2025	4,511,700
7,855,000	CO Northwest Metropolitan District No. 3[1]	6.250		12/01/2035	7,844,710
12,585,000	CO Park Valley Water and Sanitation Metropolitan District	6.000	[3]	12/15/2017	5,738,634
1,590,000	CO Potomac Farms Metropolitan District	7.250		12/01/2037	1,351,055
320,000	CO Potomac Farms Metropolitan District	7.625		12/01/2023	306,019
750,000	CO Prairie Center Metropolitan District No. 3[1]	5.250		12/15/2021	761,228
1,250,000	CO Prairie Center Metropolitan District No. 3[1]	5.400		12/15/2031	1,253,813
960,000	CO Prairie Center Metropolitan District No. 3[1]	5.400		12/15/2031	962,928
2,253,000	CO Regency Metropolitan District	5.750		12/01/2036	1,926,180
16,250,000	CO Regional Transportation District (Denver Transportation Partners)[1]	6.000		01/15/2034	18,843,338
6,530,000	CO Regional Transportation District (Denver Transportation Partners)[1]	6.000		01/15/2041	7,623,318
3,500,000	CO Regional Transportation District COP (Denver Transportation Partners)[1]	5.375		06/01/2031	4,003,755
1,750,000	CO Serenity Ridge Metropolitan District No. 2[4]	7.500		12/01/2034	846,178
500,000	CO Silver Peaks Metropolitan District	5.750		12/01/2036	350,770
5,093,000	CO Sorrell Ranch Metropolitan District	5.750		12/01/2036	5,132,369
1,720,000	CO Sorrell Ranch Metropolitan District[2]	6.750		12/15/2036	1,040,944
1,299,000	CO Stoneridge Metropolitan District[1]	5.625		12/01/2036	1,164,969
8,000,000	CO Talon Pointe Metropolitan District[4]	8.000		12/01/2039	8,236,480
655,000	CO Todd Creek Farms Metropolitan District No. 1[2]	6.125		12/01/2019	327,028
695,000	CO Traditions Metropolitan District No. 2[1]	5.750		12/01/2036	680,815
4,390,000	CO Traditions Metropolitan District No. 2 CAB	0.000	[6]	12/15/2037	4,099,426
3,680,000	CO Waterview I Metropolitan District	8.000		12/15/2032	3,778,882
500,000	CO Wheatlands Metropolitan District[1]	6.000		12/01/2025	472,595
2,500,000	CO Wheatlands Metropolitan District[1]	6.125		12/01/2035	2,223,625
4,000,000	CO Wheatlands Metropolitan District No. 2	8.250		12/15/2035	4,074,640
500,000	CO Wyndham Hill Metropolitan District[1]	6.250		12/01/2025	472,970

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	25

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

Colorado Continued
$ 892,000	CO Wyndham Hill Metropolitan District[1]	6.375%		12/01/2035	$804,495
17,995,000	Colorado Springs, CO Urban Renewal (University Village Colorado)	7.000		12/01/2029	12,124,131
52,375,000	Denver, CO City & County Airport Special Facilities (United Air Lines)	5.250		10/01/2032	53,346,556
35,200,000	Denver, CO City & County Airport Special Facilities (United Air Lines)	5.750		10/01/2032	36,580,544
950,000	Denver, CO International Business Center Metropolitan District No. 1[1]	5.000		12/01/2030	1,009,033
1,700,000	Denver, CO International Business Center Metropolitan District No. 1[1]	5.375		12/01/2035	1,815,107
675,000	Eagle County, CO Airport Terminal Corp.[1]	5.250		05/01/2020	706,725
500,000	Harvest Junction, CO Metropolitan District[1]	5.000		12/01/2030	517,850
200,000	Harvest Junction, CO Metropolitan District[1]	5.200		12/01/2032	208,510
500,000	Harvest Junction, CO Metropolitan District[1]	5.375		12/01/2037	522,090
750,000	Tabernash Meadows, CO Water & Sanitation District[1]	7.125		12/01/2034	820,260
20,183,519	Woodmen Heights, CO Metropolitan District No. 1	0.000	[6]	12/15/2041	7,953,719
5,577,763	Woodmen Heights, CO Metropolitan District No. 1[1]	6.000		12/01/2041	5,341,712
					289,166,819
Connecticut—0.1%
470,000	Georgetown, CT Special Taxing District[2]	5.125		10/01/2036	218,353
3,750,000	Mashantucket, CT Western Pequot Tribe, Series B2	5.500		09/01/2036	1,740,263
1,750,000	Mashantucket, CT Western Pequot Tribe, Series B2	5.750		09/01/2027	811,703
6,000,000	Mashantucket, CT Western Pequot Tribe, Series B2,8	6.500		09/01/2031	2,782,800
					5,553,119
Delaware—0.1%
1,400,000	Bridgeville, DE Special Obligation (Heritage Shores)[1]	5.450		07/01/2035	1,212,876
6,927,000	Millsboro, DE Special Obligation (Plantation Lakes)[1]	5.450		07/01/2036	5,466,234
					6,679,110
District of Columbia—3.3%
10,000,000	District of Columbia (Howard University)[1]	6.250		10/01/2032	12,068,400
25,610,000	District of Columbia (Howard University)[1]	6.500		10/01/2041	31,034,966
5,000,000	District of Columbia (National Public Radio)[5]	5.000		04/01/2035	5,580,600

26	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value

District of Columbia Continued
$ 28,525,000	District of Columbia (National Public Radio)[5]	5.000%		04/01/2043	$30,570,801
3,200,000	District of Columbia Center for Strategic & International Studies[1]	6.375		03/01/2031	3,473,952
2,000,000	District of Columbia Center for Strategic & International Studies[1]	6.625		03/01/2041	2,190,180
85,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.250		05/15/2024	87,337
32,680,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750		05/15/2040	33,986,873
1,375,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.897	[3]	06/15/2055	12,835,094
1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	7.250	[3]	06/15/2055	8,661,550
29,315,000	Metropolitan Washington D.C. Airport Authority[5]	5.000		10/01/2032	31,361,396
16,615,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)[1]	0.000	[6]	10/01/2041	16,566,484
38,630,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road-Metrorail)[1]	0.000	[6]	10/01/2044	34,203,388
12,100,000	Metropolitan Washington D.C. Airport Authority, Series B5	5.000		10/01/2034	12,736,602
					235,357,623
Florida—11.7%
300,000	Aberdeen, FL Community Devel. District[2]	5.500		11/01/2011	153,825
750,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000		10/01/2032	921,555
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000		10/01/2042	1,219,270
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000		10/01/2046	1,214,990
8,000,000	Alachua County, FL Industrial Devel. Revenue (North Florida Retirement Village)	5.875		11/15/2042	7,921,440
5,350,000	Amelia Concourse, FL Community Devel. District[2]	5.750		05/01/2038	2,127,802
170,000	Arborwood, FL Community Devel. District (Centex Homes)[1]	5.250		05/01/2016	166,563
13,820,000	Arlington Ridge, FL Community Devel. District[4]	5.500		05/01/2036	5,481,427
2,200,000	Avelar Creek, FL Community Devel. District[1]	5.375		05/01/2036	2,141,458
1,045,000	Avignon Villages, FL Community Devel. District[2]	5.300		05/01/2014	261,543
755,000	Avignon Villages, FL Community Devel. District[2]	5.400		05/01/2037	189,029
14,970,000	Baker, FL Correctional Devel. Corp. (Detention Center)	7.500		02/01/2030	14,920,300
2,145,000	Bay Laurel Center, FL Community Devel. District Special Assessment[1]	5.450		05/01/2037	2,031,701

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	27

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

Florida Continued
$ 225,000	Bayshore, FL Hsg. Corp.[2]	8.000%	12/01/2016	$63,686
10,040,000	Baywinds, FL Community Devel. District	5.250	05/01/2037	5,351,420
4,210,000	Baywinds, FL Community Devel. District	7.020	05/01/2022	3,034,568
10,640,000	Bella Verde, FL Golf Community Devel. District[2]	7.250	12/18/2008	2,932,810
7,555,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)[1]	6.000	10/01/2042	7,559,760
10,000,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment[1]	7.375	05/01/2034	10,013,800
9,625,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment[1]	7.500	05/01/2034	9,641,170
3,780,000	Boynton Village, FL Community Devel. District Special Assessment[2]	6.000	05/01/2038	3,442,333
350,000	Broward County, FL HFA (Single Family)[1]	5.000	10/01/2039	351,033
15,000	Broward County, FL HFA (Stirling Apartments)[1]	5.600	10/01/2018	15,012
125,000	Broward County, FL HFA (Stirling Apartments)[1]	5.750	04/01/2038	125,071
5,845,000	Buckeye Park, FL Community Devel. District[2]	7.875	05/01/2038	2,661,521
755,000	Cascades, FL Groveland Community Devel. District[1]	5.300	05/01/2036	607,118
25,480,000	CFM, FL Community Devel. District, Series A2	6.250	05/01/2035	10,945,698
12,480,000	Chapel Creek, FL Community Devel. District Special Assessment[2]	5.500	05/01/2038	5,250,960
26,530,000	Clearwater Cay, FL Community Devel. District[2]	5.500	05/01/2037	10,124,113
16,095,000	Concord Stations, FL Community Devel. District	5.300	05/01/2035	10,503,436
4,800,000	Copperstone, FL Community Devel. District[1]	5.200	05/01/2038	4,030,416
3,230,000	Creekside, FL Community Devel. District[2]	5.200	05/01/2038	1,358,829
2,625,000	Crosscreek, FL Community Devel. District[2]	5.500	05/01/2017	1,130,850
1,255,000	Crosscreek, FL Community Devel. District[2]	5.600	05/01/2039	540,905
9,100,000	Cypress Creek of Hillsborough County, FL Community Devel. District	5.350	05/01/2037	5,852,119
45,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.050	11/01/2039	45,032
90,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.650	09/01/2017	90,232
1,500,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[1]	8.000	06/01/2022	1,500,375
35,000	Dade County, FL Res Rec[1]	5.500	10/01/2013	35,146
7,745,000	Deer Run, FL Community Devel. District Special Assessment[2]	7.625	05/01/2039	3,873,584
2,050,000	Durbin Crossing, FL Community Devel. District Special Assessment[2]	5.250	11/01/2015	1,720,135
3,130,000	East Homestead, FL Community Devel. District[1]	5.375	05/01/2036	2,422,119
2,185,000	East Park, FL Community Devel. District Special Assessment[2]	7.500	05/01/2039	1,673,972

28	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Florida Continued
$ 1,035,000	Easton Park, FL Community Devel. District[1]	5.200%	05/01/2037	$1,026,182
3,085,000	FL Capital Trust Agency (American Opportunity)[2]	5.750	06/01/2023	1,758,203
2,000,000	FL Capital Trust Agency (American Opportunity)[2]	5.875	06/01/2038	1,139,840
940,000	FL Capital Trust Agency (American Opportunity)[2]	7.250	06/01/2038	5,255
685,000	FL Capital Trust Agency (American Opportunity)[2]	8.250	06/01/2038	5,644
7,000,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	7.000	07/15/2032	3,148,950
13,000,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	8.260	07/15/2038	5,848,050
1,750,000	FL Capital Trust Agency (Miami Community Charter School)	7.000	10/15/2040	1,875,440
4,480,000	FL Capital Trust Agency (Windsor Cove Apartments)[1]	5.000	11/01/2047	4,451,866
2,285,000	FL Gateway Services Community Devel. District (Sun City Center)[1]	6.500	05/01/2033	2,302,663
1,330,000	FL Gateway Services District (Water & Sewer)[1]	6.000	10/01/2019	1,353,302
30,000	FL HFA (Hsg. Partners of Panama City)[1]	5.700	05/01/2037	30,094
115,000	FL HFA (Reserve at Kanapaha)[1]	5.700	07/01/2037	115,361
20,000	FL HFA (Spinnaker Cove Apartments)[1]	6.500	07/01/2036	20,148
1,345,000	FL HFA (St. Cloud Village Associates)	8.000	02/15/2030	1,296,768
95,000	FL HFA (Stoddert Arms Apartments)[1]	6.250	09/01/2026	95,093
75,000	FL HFC (Brittany of Rosemont)[1]	6.250	07/01/2035	75,062
45,000	FL HFC (Grande Pointe Apartments)[1]	6.000	07/01/2038	45,660
10,000	FL HFC (River Trace Senior Apartments)[1]	5.800	01/01/2041	10,014
4,845,000	FL HFC (Westchase Apartments)	6.610	07/01/2038	3,557,829
8,235,000	FL Island at Doral III Community Devel. District Special Assessment[1]	5.900	05/01/2035	8,287,951
3,400,000	FL Lake Ashton II Community Devel. District[4]	5.375	05/01/2036	2,603,448
1,500,000	FL Parker Road Community Devel. District[2]	5.350	05/01/2015	729,360
1,415,000	FL Parker Road Community Devel. District[4]	5.600	05/01/2038	689,416
1,480,000	Flora Ridge, FL Educational Facilities Benefit District[1]	5.300	05/01/2037	1,337,876
3,543,132	Forest Creek, FL Community Devel. District[4,9]	5.450	05/01/2036	2,347,254
1,470,000	Forest Creek, FL Community Devel. District[1]	5.450	05/01/2036	1,484,097
45,000	Forest Creek, FL Community Devel. District[4,9]	7.000	11/01/2013	44,649
8,135,000	Glades, FL Correctional Devel. Corp. (Glades County Detention)[1]	7.375	03/01/2030	8,252,876
3,275,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District	5.500	05/01/2038	3,111,283
5,570,000	Hammocks, FL Community Devel. District Special Assessment[1]	5.500	05/01/2037	5,162,387
1,985,000	Harbor Bay, FL Community Devel. District[1]	6.750	05/01/2034	2,026,844
3,400,000	Harrison Ranch, FL Community Devel. District[1]	5.300	05/01/2038	3,402,278

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	29

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

Florida Continued
$ 10,770,000	Heritage Bay, FL Community Devel. District[1]	5.500%	05/01/2036	$10,868,438
17,080,000	Heritage Harbour North, FL Community Devel. District[1]	6.375	05/01/2038	16,588,096
1,910,000	Heritage Plantation, FL Community Devel. District[2]	5.100	11/01/2013	766,082
3,480,000	Heritage Plantation, FL Community Devel. District[4]	5.400	05/01/2037	1,396,768
930,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A2	5.500	05/01/2036	377,059
13,500,000	Highlands County, FL Health Facilities Authority (ABH/AGH/AHSGA Obligated Group)[5]	5.125	11/15/2032	14,981,220
10,000,000	Highlands County, FL Health Facilities Authority (ABH/AGH/AHSGA Obligated Group)[5]	5.250	11/15/2036	11,097,200
4,835,000	Highlands, FL Community Devel. District[2]	5.550	05/01/2036	3,009,304
2,000,000	Hillsborough County, FL IDA (National Gypsum Company)	7.125	04/01/2030	2,002,160
7,535,000	Hillsborough County, FL IDA (Senior Care Group)[1]	6.700	07/01/2021	7,545,700
6,035,000	Hillsborough County, FL IDA (Senior Care Group)[1]	6.750	07/01/2029	6,040,794
10,930,000	Indigo, FL Community Devel. District[4]	5.750	05/01/2036	5,572,988
3,370,000	Jacksonville, FL Health Facilities Authority (Mental Health Center of Jacksonville)[1]	7.000	10/01/2029	3,371,854
1,095,000	Keys Cove, FL Community Devel. District[1]	5.875	05/01/2035	1,183,410
17,000,000	Lakeland, FL Energy System[5]	5.250	10/01/2036	22,701,290
2,000,000	Lakeside Landings, FL Devel. District[2]	5.250	05/01/2013	821,700
750,000	Lakeside Landings, FL Devel. District[2]	5.500	05/01/2038	308,363
8,760,000	Lakewood Ranch, FL Stewardship District[1]	5.500	05/01/2036	6,957,542
16,460,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)[1]	5.400	05/01/2037	14,313,616
1,100,000	Legends Bay, FL Community Devel. District	5.500	05/01/2014	990,946
4,145,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	2,954,183
100,000	Leon County, FL Educational Facilities Authority (Southgate Residence Hall)	6.750	09/01/2028	96,925
1,275,000	Liberty County, FL Revenue (Twin Oaks)	8.250	07/01/2028	1,292,238
1,255,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	1,249,503
5,000,000	Magnolia Creek, FL Community Devel. District[2]	5.600	05/01/2014	1,750,350
5,360,000	Magnolia Creek, FL Community Devel. District[2]	5.900	05/01/2039	1,876,375
2,805,000	Magnolia West, FL Community Devel. District Special Assessment[2]	5.350	05/01/2037	1,547,743
2,900,000	Main Street, FL Community Devel. District	6.800	05/01/2038	2,867,172
14,965,000	Martin County, FL IDA (Indiantown Cogeneration)[1]	7.875	12/15/2025	15,025,908
1,335,000	Martin County, FL IDA (Indiantown Cogeneration)[1]	8.050	12/15/2025	1,340,433
1,300,000	Mediterra South, FL Community Devel. District	6.375	05/01/2034	1,330,329

30	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Florida Continued
$ 210,000	Miami-Dade County, FL Aviation[1]	5.125%	10/01/2035	$210,252
15,000,000	Miami-Dade County, FL Aviation (Miami International Airport)[5]	5.000	10/01/2040	15,870,900
2,700,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	5.375	10/01/2035	3,102,273
16,975,000	Miami-Dade County, FL Building Better Communities[5]	5.000	07/01/2041	18,980,932
10,000,000	Miami-Dade County, FL School Board COP[5]	5.000	02/01/2027	11,168,100
10,000,000	Miami-Dade County, FL School Board COP[5]	5.250	02/01/2027	11,305,000
50,000,000	Miami-Dade County, FL School Board COP[5]	5.375	02/01/2034	55,995,500
1,955,000	Miromar Lakes, FL Community Devel. District[1]	5.375	05/01/2032	1,969,702
18,190,000	Miromar Lakes, FL Community Devel. District[1]	6.875	05/01/2035	17,962,989
12,830,000	Montecito, FL Community Devel. District[2]	5.100	05/01/2013	5,343,054
5,525,000	Montecito, FL Community Devel. District[4]	5.500	05/01/2037	2,302,654
635,000	Moody River, FL Estates Community Devel. District[1]	5.350	05/01/2036	446,773
15,480,000	Myrtle Creek, FL Improvement District Special Assessment[1]	5.200	05/01/2037	14,277,514
10,745,000	Nassau County, FL (Nassau Care Centers)	6.900	01/01/2038	10,976,555
5,305,000	Naturewalk, FL Community Devel. District[4]	5.300	05/01/2016	2,661,041
6,320,000	Naturewalk, FL Community Devel. District[4]	5.500	05/01/2038	3,171,945
13,100,000	North Springs, FL Improvement District (Parkland Golf-Country Club)[1]	5.450	05/01/2026	12,916,731
3,775,000	Oak Creek, FL Community Devel. District Special Assessment[1]	5.800	05/01/2035	3,633,249
2,590,000	Old Palm, FL Community Devel. District (Palm Beach Gardens)[1]	5.375	05/01/2014	2,627,141
1,425,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)[1]	8.875	07/01/2021	1,442,129
2,850,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)[1]	9.000	07/01/2031	2,882,747
750,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)[1]	5.500	07/01/2032	766,155
5,000	Orange County, FL HFA (Park Avenue Villas)[1]	5.250	09/01/2031	5,006
3,750,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[2]	7.000	07/01/2036	1,124,700
13,000,000	Palm Beach County, FL Health Facilities Authority (Bethesda Healthcare System)[1]	5.250	07/01/2040	14,362,660
55,000	Palm Beach County, FL HFA (Golden Lake Hsg. Assoc.)[1]	6.100	08/01/2029	55,106
13,340,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700	05/01/2037	9,270,766
2,600,000	Palm Glades, FL Community Devel. District[1]	5.300	05/01/2036	2,605,148

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	31

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

Florida Continued
$ 6,360,000	Palm Glades, FL Community Devel. District Special Assessment[1]	7.125%	05/01/2039	$6,876,114
1,850,000	Palm River, FL Community Devel. District[2]	5.150	05/01/2013	737,503
1,565,000	Palm River, FL Community Devel. District[2]	5.375	05/01/2036	624,372
1,500,000	Panther Trails, FL Community Devel. District[1]	5.600	05/01/2036	1,517,535
1,495,000	Parkway Center, FL Community Devel. District, Series A1	6.300	05/01/2034	1,346,487
6,115,000	Pine Ridge Plantation, FL Community Devel. District[2]	5.400	05/01/2037	4,128,114
2,250,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)[1]	7.125	09/15/2041	2,607,548
4,615,000	Pinellas County, FL Health Facility Authority (St. Mark Village)[1]	5.650	05/01/2037	4,452,321
30,000	Pinellas County, FL HFA (Single Family Hsg.)[1]	5.200	03/01/2037	30,563
1,805,000	Poinciana West, FL Community Devel. District Special Assessment[1]	6.000	05/01/2037	1,819,584
1,500,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)[1]	5.350	07/01/2027	1,420,560
10,200,000	Portico, FL Community Devel. District	5.450	05/01/2037	6,145,194
3,005,000	Portofino Cove, FL Community Devel. District Special Assessment[2]	5.500	05/01/2038	1,193,135
5,905,000	Portofino Isles, FL Community Devel. District (Portofino Court)[2]	5.600	05/01/2036	1,749,120
1,000,000	Portofino Landings, FL Community Devel. District Special Assessment[2]	5.200	05/01/2017	396,890
1,955,000	Portofino Landings, FL Community Devel. District Special Assessment[2]	5.400	05/01/2038	776,233
2,470,000	Portofino Vista, FL Community Devel. District[2]	5.000	05/01/2013	979,973
2,870,000	Quarry, FL Community Devel. District[1]	5.500	05/01/2036	2,660,576
455,000	Renaissance Commons, FL Community Devel. District, Series A1	5.600	05/01/2036	388,138
7,200,000	Reunion East, FL Community Devel. District[4]	5.800	05/01/2036	3,244,824
6,930,000	Reunion East, FL Community Devel. District[1]	7.375	05/01/2033	7,071,511
3,070,000	Reunion East, FL Community Devel. District[4]	7.375	05/01/2033	1,508,844
4,910,000	Ridgewood Trails, FL Community Devel. District[4]	5.650	05/01/2038	2,463,789
9,195,000	River Bend, FL Community Devel. District[2]	5.450	05/01/2035	4,071,454
5,795,000	River Bend, FL Community Devel. District[2]	7.125	11/01/2015	1,334,299
7,890,000	River Glen, FL Community Devel. District Special Assessment[2]	5.450	05/01/2038	3,222,276
2,650,000	Rolling Hills, FL Community Devel. District[4]	5.125	11/01/2013	1,047,333
8,210,000	Rolling Hills, FL Community Devel. District[4]	5.450	05/01/2037	3,244,756
200,000	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	119,994

32	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Florida Continued
$ 1,895,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.500%	07/01/2040	$2,053,384
4,340,000	Seminole County, FL IDA (Progressive Health)[1]	7.500	03/01/2035	4,358,402
775,000	Six Mile Creek, FL Community Devel. District[4]	5.500	05/01/2017	201,810
8,625,000	Six Mile Creek, FL Community Devel. District[4]	5.875	05/01/2038	2,246,295
6,900,000	South Bay, FL Community Devel. District[2]	5.125	11/01/2009	2,346,552
14,510,000	South Bay, FL Community Devel. District[2]	5.375	05/01/2013	3,169,710
16,775,000	South Bay, FL Community Devel. District[2]	5.950	05/01/2036	5,704,842
10,785,000	South Fork East, FL Community Devel. District	5.350	05/01/2036	9,482,496
3,615,000	South Fork East, FL Community Devel. District[2]	6.500	05/01/2038	1,522,385
1,955,000	South Fork East, FL Community Devel. District[4]	7.000	11/01/2015	1,647,791
1,050,000	South Fork, FL Community Devel. District Special Assessment[1]	6.150	05/01/2033	1,064,333
3,700,000	St. John’s Forest, FL Community Devel. District, Series A1	6.125	05/01/2034	3,715,207
3,100,000	St. Johns County, FL IDA (Glenmoor Health Care)	5.375	01/01/2040	2,618,508
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	5.875	08/01/2040	3,927,630
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	6.000	08/01/2045	3,955,770
1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)[1]	5.250	10/01/2041	869,110
1,000,000	Tavares, FL First Mtg. (Osprey Lodge Lakeview)	8.375	07/01/2036	1,062,970
1,360,000	Tavares, FL First Mtg. (Osprey Lodge Lakeview)	8.750	07/01/2046	1,448,536
16,765,000	Tern Bay, FL Community Devel. District[2]	5.000	05/01/2015	4,164,426
19,075,000	Tern Bay, FL Community Devel. District[2]	5.375	05/01/2037	4,739,565
2,740,000	Town Center, FL at Palm Coast Community Devel. District[1]	6.000	05/01/2036	2,285,324
4,950,000	Treeline, FL Preservation Community Devel. District[4]	6.800	05/01/2039	2,436,489
685,000	Turnbull Creek, FL Community Devel. District Special Assessment	5.250	05/01/2037	511,442
1,320,000	Two Creeks, FL Community Devel. District	5.250	05/01/2037	996,191
10,045,000	Verandah East, FL Community Devel. District[1]	5.400	05/01/2037	5,976,574
7,400,000	Verano Center, FL Community Devel. District[1]	5.375	05/01/2037	5,554,810
2,400,000	Villa Portofino East, FL Community Devel. District[1]	5.200	05/01/2037	2,136,456
1,265,000	Villa Vizcaya, FL Community Devel. District Special Assessment[2]	5.550	05/01/2039	639,217
1,955,000	Villages of Westport, FL Community Devel. District[4]	5.400	05/01/2020	1,435,987
8,340,000	Villages of Westport, FL Community Devel. District[4]	5.700	05/01/2035	5,006,168
2,645,000	Villagewalk of Bonita Springs, FL Community Devel. District[1]	5.150	05/01/2038	2,313,952

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	33

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

Florida Continued
$ 4,395,000	Waterford Estates, FL Community Devel. District Special Assessment[2]	5.125%		05/01/2013	$1,312,127
3,350,000	Waterford Estates, FL Community Devel. District Special Assessment[2]	5.500		05/01/2037	1,000,712
3,600,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.125		11/01/2014	2,853,504
2,270,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.375		05/01/2039	1,188,345
3,190,000	Waterlefe, FL Community Devel. District Golf Course[2]	8.125		10/01/2025	237,145
9,960,000	Waters Edge, FL Community Devel. District	0.000	[6]	05/01/2039	4,684,288
143,000	Waters Edge, FL Community Devel. District[1]	5.350		05/01/2039	144,344
1,570,000	Waters Edge, FL Community Devel. District[2]	5.350		05/01/2039	392,971
14,800,000	Waterstone, FL Community Devel. District[2]	5.500		05/01/2018	5,938,056
2,300,000	West Villages, FL Improvement District[2]	5.350		05/01/2015	1,777,279
15,005,000	West Villages, FL Improvement District[2]	5.500		05/01/2037	6,714,738
20,600,000	West Villages, FL Improvement District[4]	5.500		05/01/2038	9,639,358
18,550,000	West Villages, FL Improvement District[2]	5.800		05/01/2036	8,916,985
14,925,000	Westridge, FL Community Devel. District[2]	5.800		05/01/2037	5,688,216
11,210,000	Westside, FL Community Devel. District[4]	5.650		05/01/2037	4,818,282
17,340,000	Westside, FL Community Devel. District[2]	7.200		05/01/2038	7,375,742
7,420,000	Wyld Palms, FL Community Devel. District[2]	5.400		05/01/2015	2,302,500
4,340,000	Wyld Palms, FL Community Devel. District[2]	5.500		05/01/2038	1,347,266
3,830,000	Zephyr Ridge, FL Community Devel. District[2]	5.250		05/01/2013	1,525,681
2,665,000	Zephyr Ridge, FL Community Devel. District[2]	5.625		05/01/2037	1,062,376
					828,642,967
Georgia—1.4%
60,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[1]	6.200		03/01/2027	60,127
25,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[1]	6.200		03/01/2029	25,047
30,000	Americus-Sumter County, GA Hospital Authority (South Georgia Methodist Home for the Aging)[1]	6.250		05/15/2016	30,055
1,770,000	Atlanta, GA Devel. Authority Student Hsg. (Clark Atlanta University)	6.250		07/01/2014	1,309,658
3,000,000	Atlanta, GA Devel. Authority Student Hsg. (Clark Atlanta University)	6.250		07/01/2036	1,799,640
4,300,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500		01/01/2031	5,290,634
760,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500		01/01/2031	935,089
140,000	Atlanta, GA Urban Residential Finance Authority (Spring Branch Apartments)[2]	4.250		04/01/2026	19,589

34	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Georgia Continued
$ 210,000	Charlton County, GA Solid Waste Management Authority (Chesser Island Road Landfill)[1]	7.375%	04/01/2018	$210,164
10,000	Cherokee County, GA Hospital Authority (RT Jones Memorial Hospital)[1]	7.300	12/01/2013	10,296
50,000	Crisp County, GA Devel. Authority (International Paper Company)[1]	6.200	02/01/2020	50,185
430,000	East Point, GA (Camp Creek), Series B1	8.000	02/01/2026	430,740
1,435,000	Franklin County, GA Industrial Building Authority (Emmanuel College)	5.750	11/01/2025	1,417,019
1,380,000	Franklin County, GA Industrial Building Authority (Emmanuel College)	6.000	11/01/2032	1,367,249
10,625,000	Franklin County, GA Industrial Building Authority (Emmanuel College)	6.250	11/01/2043	10,566,244
31,945,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group)[5]	5.000	06/15/2029	36,349,227
13,730,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group)[5]	5.250	06/15/2037	15,564,579
6,000,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[1]	5.000	07/01/2027	6,063,660
2,770,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[1]	5.000	07/01/2029	2,787,313
1,000,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[1]	5.125	07/01/2042	1,001,250
24,150,000	Irwin County, GA COP[2]	8.000	08/01/2037	8,131,547
2,000,000	Marietta, GA Devel. Authority (University Facilities)[1]	7.000	06/15/2039	2,160,860
380,000	Savannah, GA EDA (Skidway Health & Living Services)	6.850	01/01/2019	391,750
1,055,000	Savannah, GA EDA (Skidway Health & Living Services)	7.400	01/01/2024	1,086,893
2,985,000	Savannah, GA EDA (Skidway Health & Living Services)	7.400	01/01/2034	3,062,640
				100,121,455
Hawaii—0.1%
400,000	HI Dept. of Transportation (Continental Airlines)[1]	5.625	11/15/2027	399,988
5,915,000	HI Dept. of Transportation (Continental Airlines)[1]	7.000	06/01/2020	5,916,893
3,000,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)[1]	6.300	07/01/2022	3,003,270
				9,320,151
Idaho—0.0%
5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.350	01/01/2025	5,125
1,800,000	Nampa, ID Local Improvement District No. 148	6.625	09/01/2030	1,849,068
				1,854,193

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	35

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

Illinois—6.6%
$ 1,000,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)	5.625%		01/01/2018	$921,220
3,900,000	Bolingbrook, IL Will and Du Page Counties Wastewater Facilities (Crossroads Treatment)[1]	6.600		01/01/2035	3,740,880
10,000,000	Bridgeview, IL GO1	5.000		12/01/2042	10,437,600
30,685,000	Caseyville, IL Tax (Forest Lakes)[4]	7.000		12/30/2022	1,536,705
5,000,000	Chicago, IL Board of Education[1]	5.000		12/01/2041	5,456,200
32,500,000	Chicago, IL GO5	5.250		01/01/2033	35,608,625
65,000	Chicago, IL Midway Airport, Series B1	5.625		01/01/2029	65,114
35,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)[1]	6.125		02/20/2042	35,061
8,000,000	Chicago, IL Transit Authority Sales Tax Receipts[1]	5.250		12/01/2040	9,176,640
10,032,000	Cortland, IL Special Tax (Sheaffer System)[4]	5.500		03/01/2017	6,032,543
915,000	Country Club Hills, IL GO1	5.000		12/01/2026	976,763
965,000	Country Club Hills, IL GO1	5.000		12/01/2027	1,027,484
1,010,000	Country Club Hills, IL GO1	5.000		12/01/2028	1,072,630
1,060,000	Country Club Hills, IL GO1	5.000		12/01/2029	1,123,314
1,120,000	Country Club Hills, IL GO1	5.000		12/01/2030	1,183,336
1,175,000	Country Club Hills, IL GO1	5.000		12/01/2031	1,240,377
2,425,000	Country Club Hills, IL GO1	5.000		12/01/2032	2,554,447
355,000	Deerfield, IL (Chicagoland Conservative Jewish High School Foundation)	6.000	[3]	10/01/2031	79,059
669,000	Deerfield, IL (Chicagoland Conservative Jewish High School Foundation)	6.000		10/01/2042	552,895
1,000,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.625		03/01/2036	1,004,290
1,585,000	Franklin Park, IL GO1	6.250		07/01/2030	1,896,500
3,750,000	Gilberts, IL Special Service Area No. 19 Special Tax (Conservancy)[2]	5.375		03/01/2016	1,314,038
1,375,000	Godfrey, IL (United Methodist Village)[1]	5.875		11/15/2029	894,960
6,165,000	Harvey, IL GO	5.500		12/01/2027	6,133,620
2,500,000	Harvey, IL GO	5.625		12/01/2032	2,474,750
10,960,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)[1]	6.500		12/01/2037	11,243,864
41,175,000	IL Finance Authority (Advocate Health Care)[5]	5.375		04/01/2044	45,747,474
11,000,000	IL Finance Authority (Advocate Health Care)[5]	5.375		04/01/2044	12,221,550
685,000	IL Finance Authority (Advocate Health Care)[1]	5.375		04/01/2044	761,069
20,000,000	IL Finance Authority (Advocate Health Care)[5]	5.500		04/01/2044	22,430,000
3,195,000	IL Finance Authority (Bethel Terrace Apartments)[1]	5.375		09/01/2035	3,212,029
145,000	IL Finance Authority (Bridgeway/Bridgeway Foundation/Occupation Devel. Center Obligated Group)	4.625		07/01/2027	115,730

36	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Illinois Continued
$ 5,000,000	IL Finance Authority (CDHS/CDHA Obligated Group)[5]	5.375%	11/01/2039	$5,627,800
12,500,000	IL Finance Authority (Central Dupage Health)[5]	5.500	11/01/2039	14,212,000
4,655,000	IL Finance Authority (DeKalb Supportive Living)[1]	6.100	12/01/2041	4,678,787
2,250,000	IL Finance Authority (Franciscan Communities)[1]	5.500	05/15/2027	2,319,458
2,000,000	IL Finance Authority (Friendship Village Schaumburg)[1]	5.375	02/15/2025	2,026,100
2,030,000	IL Finance Authority (Friendship Village Schaumburg)[1]	5.625	02/15/2037	2,047,011
30,000,000	IL Finance Authority (Illinois River Energy)	8.500	07/01/2019	22,197,300
1,000,000	IL Finance Authority (Lake Forest College)[1]	6.000	10/01/2048	1,052,330
3,000,000	IL Finance Authority (LH&S/LH&SFTA/LHFTA Obligated Group)[1]	5.625	05/15/2042	3,136,590
850,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2026	878,067
1,500,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2039	1,519,935
3,265,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[1]	5.000	08/15/2024	3,285,798
3,640,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[1]	5.125	08/15/2028	3,653,796
1,250,000	IL Finance Authority (Montgomery Place)[1]	5.500	05/15/2026	1,290,788
2,050,000	IL Finance Authority (Montgomery Place)[1]	5.750	05/15/2038	2,102,152
21,000,000	IL Finance Authority (Provena Health)[1]	7.750	08/15/2034	26,859,420
1,090,000	IL Finance Authority (RUMC/RCMC/CMH/RCF Obligated Group)[1]	7.250	11/01/2030	1,388,300
11,970,000	IL Finance Authority (St. Anthony Lassing)	6.500	12/01/2032	12,301,090
1,500,000	IL Finance Authority (The New Admiral at the Lake)	8.000	05/15/2040	1,793,145
5,775,000	IL Finance Authority (The New Admiral at the Lake)	8.000	05/15/2046	6,903,608
2,850,000	IL Finance Authority (Uno Charter School Network)[1]	7.125	10/01/2041	3,339,972
8,700,000	IL Health Facilities Authority	6.900	11/15/2033	4,350,435
40,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)[5]	5.500	06/15/2050	45,477,200
7,140,000	Lake County, IL Special Service Area No. 8[2]	7.125	03/01/2037	3,613,197
500,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)	5.500	01/01/2036	319,565
13,635,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)	7.125	01/01/2036	9,257,620
2,950,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[2]	5.750	03/01/2022	737,766

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	37

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

Illinois Continued
$ 4,000,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[2]	6.125%	03/01/2040	$1,000,360
1,778,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)[2]	5.750	03/01/2022	578,472
134,000	Peoria, IL Hsg. (Peoria Oak Woods Apartments)[1]	7.750	10/15/2033	134,062
3,500,000	Plano, IL Special Service Area No. 5	6.000	03/01/2036	3,397,765
4,615,000	Quad Cities, IL Regional EDA (Heritage Woods Moline)[1]	6.000	12/01/2041	4,491,272
5,975,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)	6.375	08/01/2040	3,918,047
162	Robbins, IL Res Rec (Robbins Res Rec Partners)[1]	7.250	10/15/2024	163
2,500,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)	6.625	06/01/2037	2,580,875
1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850	12/01/2036	1,245,585
14,865,000	Southwestern IL Devel. Authority (Local Government Programming)[1]	7.000	10/01/2022	15,528,722
5,850,000	Southwestern IL Devel. Authority (Village of Sauget)[1]	5.625	11/01/2026	5,001,926
15,230,000	Southwestern IL Devel. Authority Solid Waste Disposal (Center Ethanol Company)	8.250	12/01/2019	11,184,303
12,795,000	Upper, IL River Valley Devel. Authority (DeerPath Huntley)	6.500	12/01/2032	13,148,910
8,120,000	Upper, IL River Valley Devel. Authority (Living Springs McHenry)[1]	6.100	12/01/2041	8,064,703
3,025,000	Vernon Hills, IL Tax Increment (Town Center)[1]	6.250	12/30/2026	3,028,600
3,110,000	Volo Village, IL Special Service Area (Lancaster Falls)[1]	5.750	03/01/2036	3,113,888
5,500,000	Volo Village, IL Special Service Area (Remington Pointe)[1]	6.450	03/01/2034	5,517,820
2,000,000	Will-Kankakee, IL Regional Devel. Authority (Senior Estates Supportive Living)[1]	7.000	12/01/2042	2,091,200
6,460,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)[1]	5.875	03/01/2036	6,651,668
				469,318,338
Indiana—1.7%
965,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[1]	8.000	12/01/2045	1,052,632
1,150,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[1]	9.000	12/01/2045	1,243,530
16,090,000	Bluffton, IN Solid Waste Disposal Facility (Bluffton Subordinate Industrial Bio-Energy)	7.500	09/01/2019	11,943,285
14,700,000	Carmel, IN Redevel. District[1]	7.750	01/15/2030	18,203,451

38	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Indiana Continued
$ 11,830,000	Carmel, IN Redevel. District[1]	8.000%	01/15/2035	$15,523,326
4,300,000	Carmel, IN Redevel. District COP[1]	6.500	07/15/2035	4,616,867
1,475,000	East Chicago, IN Solid Waste Disposal (USG Corp.)	5.500	09/01/2028	1,440,264
5,805,000	East Chicago, IN Solid Waste Disposal (USG Corp.)	6.375	08/01/2029	5,807,380
25,000	Fort Wayne, IN Pollution Control (General Motors Corp.)[2]	6.200	10/15/2025	—
600,000	Hammond, IN Local Public Improvement District[1]	6.500	08/15/2030	626,496
1,000,000	Hammond, IN Local Public Improvement District[1]	6.750	08/15/2035	1,051,550
1,675,000	IN Finance Authority (BHI Senior Living)[1]	5.500	11/15/2031	1,849,736
2,850,000	IN Finance Authority (BHI Senior Living)[1]	5.750	11/15/2041	3,177,209
11,505,000	IN Finance Authority (Marian University)[1]	6.375	09/15/2041	12,767,099
925,000	IN Finance Authority Educational Facilities (Irvington Community)[1]	9.000	07/01/2039	1,138,462
7,360,000	IN Health Facility Financing Authority (Methodist Hospitals)[1]	5.500	09/15/2031	7,369,053
550,000	Indianapolis, IN Pollution Control (General Motors Corp.)[2]	5.625	04/01/2011	6
30,000	North Manchester, IN (Estelle Peabody Memorial Home)[2]	6.500	07/01/2015	10,126
17,505,000	North Manchester, IN (Estelle Peabody Memorial Home)[2]	7.250	07/01/2033	5,908,463
6,820,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[1]	6.500	07/01/2022	7,032,511
230,000	St. Joseph County, IN Economic Devel. (Holy Cross Village Notre Dame)[1]	5.550	05/15/2019	230,269
5,065,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)	6.250	01/01/2024	3,123,231
20,575,000	Wabash County, IN Economic Devel. (North Manchester Ethanol)	9.250	07/01/2020	16,056,319
4,500,000	Wabash County, IN Economic Devel. (North Manchester Ethanol)	14.000	07/01/2020	3,592,755
				123,764,020
Iowa—1.2%
5,475,000	Dickinson County, IA Hsg. (Spirit Lake)[1]	5.875	12/01/2036	5,489,564
250,000	IA Finance Authority (Amity Fellowserve)[1]	5.900	10/01/2016	266,580
740,000	IA Finance Authority (Amity Fellowserve)[1]	6.000	10/01/2028	740,377
940,000	IA Finance Authority (Amity Fellowserve)[1]	6.375	10/01/2026	987,197
2,190,000	IA Finance Authority (Amity Fellowserve)[1]	6.500	10/01/2036	2,277,031
1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)[2]	5.900	12/01/2028	510,400
1,935,000	IA Finance Authority (Fore Windsor Pointe Apartments)[1]	5.450	06/01/2035	1,964,257

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	39

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

Iowa Continued
$ 1,000,000	IA Finance Authority Senior Hsg. (Bethany Manor)[1]	5.550%		11/01/2041	$1,004,450
1,140,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[1]	5.375		06/01/2025	960,952
34,000,000	IA Tobacco Settlement Authority[1]	5.500		06/01/2042	32,521,000
360,990,000	IA Tobacco Settlement Authority	7.125	[3]	06/01/2046	10,948,827
30,000,000	IA Tobacco Settlement Authority (TASC)[1]	5.625		06/01/2046	29,140,800
					86,811,435
Kansas—0.1%
55,000	KS Devel. Finance Authority (VS/VSCF/JGCCF Obligated Group)[1]	5.500		11/15/2015	55,059
850,000	Lenexa, KS Multifamily Hsg. (Meadows Apartments)[1]	7.950		10/15/2035	825,546
4,270,089	Olathe, KS Tax Increment (Gateway)[4]	5.000		03/01/2026	2,233,000
2,408,332	Olathe, KS Transportation Devel. District (Gateway)[4]	5.000		12/01/2028	964,994
					4,078,599
Kentucky—0.3%
2,315,000	Kuttawa, KY (1st Mtg.-GF/Kentucky)[1]	6.750		03/01/2029	2,316,945
14,000,000	KY EDFA (Baptist Healthcare System)[5]	5.375		08/15/2024	16,100,140
1,250,000	KY EDFA (Masonic Home Independent Living II)[1]	7.250		05/15/2041	1,444,788
1,000,000	KY EDFA (Masonic Home Independent Living II)[1]	7.375		05/15/2046	1,165,210
					21,027,083
Louisiana—1.3%
20,000	De Soto Parish, LA Environmental Improvement (International Paper Company)[1]	5.600		11/01/2022	20,062
1,200,000	Juban Park, LA Community Devel. District Special Assessment[2]	5.150		10/01/2014	396,336
3,465,000	LA CDA (Eunice Student Hsg. Foundation)	7.375		09/01/2033	2,874,079
11,415,000	LA HFA (La Chateau)[1]	7.250		09/01/2039	11,988,033
875,000	LA Local Government EF&CD Authority (Cypress Apartments)[1]	8.000		04/20/2028	859,766
405,000	LA Local Government EF&CD Authority (Sharlo Apartments)	8.000		06/20/2028	344,837
5,350,000	LA Public Facilities Authority (Progressive Healthcare)	6.375		10/01/2028	5,318,007
65,120,000	LA Tobacco Settlement Financing Corp. (TASC)[1]	5.875		05/15/2039	66,421,749
7,400,000	Lakeshore Villages, LA Master Community Devel. District[4]	5.250		07/01/2017	2,962,442
60,000	New Orleans, LA Sewage Service[1]	5.400		06/01/2017	60,173
					91,245,484

40	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value

Maine—0.3%
$ 2,000,000	ME H&HEFA (Maine General Medical Center)[1]	6.750%		07/01/2041	$2,433,600
5,000	North Berwick, ME (Hussey Seating Company)[1]	7.000		12/01/2013	5,014
4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)	6.625		07/01/2020	4,802,496
12,265,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)	6.875		10/01/2026	12,268,434
					19,509,544
Maryland—0.3%
6,704,000	Brunswick, MD Special Obligation (Brunswick Crossing)[1]	5.500		07/01/2036	6,365,582
5,135,000	MD EDC Student Hsg. (Bowie State University)[1]	6.000		06/01/2023	5,143,678
400,000	MD EDC Student Hsg. (University of Maryland)[1]	5.625		10/01/2023	360,772
8,500,000	MD EDC Student Hsg. (University of Maryland)[1]	5.750		10/01/2033	7,681,620
600,000	MD H&HEFA (King Farm Presbyterian Community)[1]	5.300		01/01/2037	576,252
925,000	MD H&HEFA (Washington Christian Academy)[2,9]	5.500		07/01/2038	369,917
2,250,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)[2]	5.250		01/01/2037	853,515
					21,351,336
Massachusetts—1.8%
1,750,000	MA Devel. Finance Agency (Boston Architectural College)[1]	5.000		01/01/2027	1,657,443
1,500,000	MA Devel. Finance Agency (Boston Architectural College)[1]	5.000		01/01/2037	1,351,110
720,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625		04/01/2019	720,367
2,630,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625		04/01/2029	2,630,079
6,905,000	MA Devel. Finance Agency (Lasell College)[1]	6.000		07/01/2041	7,618,632
1,600,702	MA Devel. Finance Agency (Linden Ponds)	0.965	[3]	11/15/2056	8,596
321,825	MA Devel. Finance Agency (Linden Ponds)[1]	5.500		11/15/2046	202,788
685,000	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2018	644,982
6,062,305	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2046	4,456,219
262,697	MA Devel. Finance Agency (Northern Berkshire Healthcare)	3.184	[3]	02/15/2043	26,272
371,250	MA Devel. Finance Agency (Northern Berkshire Healthcare)	6.000		02/15/2043	317,151
448,200	MA Devel. Finance Agency (Northern Berkshire Healthcare)	35.007	[3]	02/15/2043	4
200,000	MA Devel. Finance Agency (Regis College)[1]	5.250		10/01/2018	200,068
1,000,000	MA Devel. Finance Agency (VOA Concord)[1]	5.200		11/01/2041	966,920
17,505,000	MA Educational Financing Authority, Series H5	6.350		01/01/2030	19,570,738
35,000	MA H&EFA (Holyoke Hospital)[1]	6.500		07/01/2015	35,000

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	41

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

Massachusetts Continued
$ 50,080,000	MA HFA, Series A5	5.250%	07/01/2025	$50,614,741
9,980,000	MA HFA, Series A5	5.300	06/01/2049	10,423,288
17,790,000	MA HFA, Series C5	5.350	12/01/2042	19,222,629
8,015,000	MA HFA, Series C5	5.400	12/01/2049	8,310,100
50,000	MA Port Authority (Delta Air Lines)	5.000	01/01/2027	49,996
				129,027,123
Michigan—3.7%
2,900,000	Detroit, MI City School District[1]	5.000	05/01/2028	3,338,770
1,720,000	Detroit, MI City School District[1]	5.000	05/01/2031	1,965,375
10,100,000	Detroit, MI City School District[5]	6.000	05/01/2029	12,439,766
100,000	Detroit, MI GO	5.000	04/01/2014	97,754
5,850,000	Detroit, MI GO	5.000	04/01/2021	5,097,866
225,000	Detroit, MI GO	5.250	04/01/2014	221,868
2,600,000	Detroit, MI GO	5.250	04/01/2016	2,468,960
350,000	Detroit, MI GO	5.250	04/01/2017	327,558
1,000,000	Detroit, MI GO	5.250	04/01/2020	915,770
2,110,000	Detroit, MI GO	5.250	04/01/2020	1,893,451
2,210,000	Detroit, MI GO	5.250	04/01/2021	2,004,249
1,330,000	Detroit, MI GO	5.250	04/01/2022	1,162,061
100,000	Detroit, MI GO	5.250	04/01/2023	89,416
10,000,000	Detroit, MI GO1	5.250	11/01/2035	11,096,000
40,000	Detroit, MI GO	5.375	04/01/2015	39,739
2,980,000	Detroit, MI Local Devel. Finance Authority[1]	6.700	05/01/2021	2,980,685
1,890,000	Detroit, MI Local Devel. Finance Authority[1]	6.850	05/01/2021	1,890,340
425,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375	05/01/2018	422,569
10,800,000	Detroit, MI Water and Sewerage Dept.[1]	5.000	07/01/2032	11,715,192
23,500,000	Detroit, MI Water and Sewerage Dept.[1]	5.250	07/01/2039	25,640,615
720,000	East Lansing, MI Economic Corp. (Burcham Hills)	5.250	07/01/2037	720,202
500,000	Kalamazoo, MI EDC (Heritage Community)	5.500	05/15/2036	491,575
440,000	Macomb, MI Public Academy	6.750	05/01/2037	442,671
1,400,000	MI Finance Authority (Old Redford Public School Academy)[1]	5.900	12/01/2030	1,407,714
1,400,000	MI Finance Authority (Old Redford Public School Academy)[1]	6.500	12/01/2040	1,450,162
35,000,000	MI Finance Authority (Trinity Health Corp.)[5]	5.000	12/01/2039	39,056,500
13,320,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[5]	5.000	08/01/2035	14,323,795

42	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value

Michigan Continued
$ 2,900,000	MI Hospital Finance Authority (Oakwood Obligated Group)[1]	5.000%		07/15/2037	$3,055,324
2,810,000	MI Hsg. Devel. Authority (Waverly Lansing)[1]	5.500		02/20/2043	2,930,352
840,000	MI Public Educational Facilities Authority (American Montessori)	6.500		12/01/2037	848,904
1,400,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000		12/01/2035	1,402,744
1,368,375	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875		08/31/2028	1,382,633
3,500,000	MI Strategic Fund Solid Waste (Genesee Power Station)	7.500		01/01/2021	3,500,210
429,990,000	MI Tobacco Settlement Finance Authority	7.294	[3]	06/01/2052	7,069,036
3,048,780,000	MI Tobacco Settlement Finance Authority	8.877	[3]	06/01/2058	19,939,021
1,625,000	Pontiac, MI City School District[1]	4.500		05/01/2020	1,457,138
1,500,000	Star International Academy, MI (Public School Academy)[1]	5.000		03/01/2033	1,547,220
52,930,000	Wayne County, MI Airport Authority (Detroit MetroWayne Airport)[5]	5.000		12/01/2029	55,175,609
10,000,000	Wayne County, MI Airport Authority (Detroit MetroWayne Airport)[5]	5.000		12/01/2034	10,421,611
14,120,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)	6.000		12/01/2029	12,923,612
					265,354,037
Minnesota—0.7%
3,000,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)	5.700		07/01/2042	2,379,990
1,510,000	Eveleth, MN Multifamily (Manor House Woodland)	5.500		10/01/2025	1,403,017
2,830,000	Eveleth, MN Multifamily (Manor House Woodland)	5.700		10/01/2036	2,526,171
1,000,000	Falcon Heights, MN (Kaleidoscope Charter School)	6.000		11/01/2037	1,028,410
525,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[1]	5.500		04/01/2023	507,707
6,370,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)[1]	6.850		12/01/2029	6,371,656
14,680,000	Lamberton, MN Solid Waste (Highwater Ethanol)	8.500		12/01/2022	11,118,485
730,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.400		04/01/2028	697,909
5,340,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.500		04/01/2042	4,946,282
500,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.500		02/01/2022	484,155
1,000,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.700		02/01/2029	925,830
900,000	New Hope, MN Hsg. & Health Care Facilities (Minnesota Masonic Home North Ridge)[1]	5.900		03/01/2019	901,107

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	43

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

Minnesota Continued
$ 2,100,000	Northwest MN Multi-County Hsg. and Redevel. Authority	5.450%	07/01/2041	$2,003,736
500,000	Pine City, MN Health Care & Hsg. (North Branch)[1]	6.125	10/20/2047	506,560
3,700,000	Richfield, MN Senior Hsg. (Richfield Senior Hsg.)	6.625	12/01/2039	3,615,714
830,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.375	08/01/2021	855,174
790,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.625	02/01/2031	801,629
1,635,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[1]	7.000	09/15/2037	1,635,065
1,818,398	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)[1]	5.630	10/01/2033	1,878,459
3,000,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[1]	6.250	03/01/2029	3,105,000
400,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	5.750	09/01/2026	410,504
650,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	6.000	09/01/2036	668,902
2,305,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (Hmong College Prep Academy)[1]	5.500	09/01/2043	2,360,066
705,000	St. Paul, MN Port Authority (Great Northern)[1]	6.000	03/01/2030	717,831
517,014	St. Paul, MN Port Authority Parking Revenue (4th Parking Ramp)[2]	8.000	12/01/2027	135,432
1,030,000	Wadena, MN Hsg. & Redevel. Authority (Humphrey Manor East)[1]	6.000	02/01/2019	919,790
				52,904,581
Mississippi—0.2%
175,000	Jackson, MS Hsg. Authority (Elton Park Apartments)[1]	5.400	04/01/2039	175,194
2,670,000	Meridian, MS Tax Increment (Meridian Crossroads)[1]	8.750	12/01/2024	2,944,877
3,885,000	MS Business Finance Corp. (Intrinergy Wiggins)	8.000	01/01/2023	3,679,017
1,395,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.250	10/01/2027	1,531,584
1,755,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.375	10/01/2028	1,936,449
16,410,000	Stonebridge, MS Public Improvement District Special Assessment[2]	7.500	10/01/2042	4,104,797
175,000	Warren County, MS Environmental Improvement (International Paper Company)[1]	6.250	09/01/2023	175,639
				14,547,557
Missouri—1.4%
250,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.500	03/01/2020	252,665
400,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.625	03/01/2025	396,352

44	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Missouri Continued
$ 500,000	Branson Hills, MO Infrastructure Facilities	5.000%	04/01/2016	$456,620
500,000	Branson Hills, MO Infrastructure Facilities	5.000	04/01/2017	443,615
730,000	Branson Hills, MO Infrastructure Facilities	5.500	04/01/2022	582,431
750,000	Branson Hills, MO Infrastructure Facilities	5.500	04/01/2027	539,663
4,900,000	Branson, MO Commerce Park Community Improvement District	5.750	06/01/2026	4,616,682
2,485,000	Branson, MO IDA (Branson Hills Redevel.)	5.750	05/01/2026	2,428,491
13,000,000	Branson, MO IDA (Branson Hills Redevel.)	7.050	05/01/2027	13,077,480
1,460,000	Branson, MO IDA (Branson Landing)	5.250	06/01/2021	1,413,952
2,470,000	Branson, MO IDA (Branson Landing)	5.500	06/01/2029	2,305,770
23,200,000	Branson, MO IDA (Branson Shoppe Redevel.)	5.950	11/01/2029	22,955,240
570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)	6.125	12/01/2036	478,002
1,215,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500	04/01/2021	1,129,367
1,100,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625	04/01/2027	1,026,102
1,250,000	Jennings, MO Tax Increment & Community Improvement (Northland Redevel. Area)[1]	5.000	11/01/2023	1,255,513
500,000	Kansas City, MO IDA (Plaza Library)[1]	5.900	03/01/2024	507,300
1,281,000	Kansas City, MO IDA (West Paseo)[1]	6.750	07/01/2036	1,295,117
3,750,000	Kansas City, MO Tax Increment (Briarcliff West)[1]	5.400	06/01/2024	3,718,388
1,400,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)[1]	6.500	06/01/2025	1,457,092
1,400,000	Lees Summit, MO IDA (Kensington Farms)[1]	5.500	03/01/2021	1,403,472
750,000	Lees Summit, MO IDA (Kensington Farms)[1]	5.750	03/01/2029	727,028
2,800,000	Lees Summit, MO Tax (Summit Fair Community Improvement District)[1]	6.000	05/01/2042	2,819,292
2,365,000	Liberty, MO Tax Increment (Liberty Triangle)[1]	5.875	10/01/2029	2,391,181
3,105,000	MO Dardenne Town Square Transportation Devel. District	5.000	05/01/2026	1,682,537
3,825,000	MO Dardenne Town Square Transportation Devel. District	5.000	05/01/2036	1,912,500
2,405,000	MO Enright Arlington Community Improvement District[2]	5.400	03/01/2026	2,078,593
1,600,000	MO Good Shepard Nursing Home District[1]	5.900	08/15/2023	1,601,424
230,000	MO Grindstone Plaza Transportation Devel. District	5.250	10/01/2021	204,150
400,000	MO Grindstone Plaza Transportation Devel. District	5.400	10/01/2026	334,012
115,000	MO Grindstone Plaza Transportation Devel. District	5.550	10/01/2036	86,838
3,915,000	MO HDC (Mansion Apartments Phase II)	6.170	04/01/2032	3,824,368

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	45

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

Missouri Continued
$ 748,000	Northwoods, MO Transportation Devel. District	5.850%		02/01/2031	$685,736
2,000,000	St. Joseph, MO IDA (Shoppes at North Village)[1]	5.500		11/01/2027	2,009,740
4,580,000	St. Louis, MO IDA (Railway Exchange Building Redevel.)[1]	8.000		04/01/2033	4,584,305
2,442,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000		08/21/2026	1,480,072
2,034,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500		05/29/2028	1,334,304
1,660,000	St. Louis, MO Tax Increment (Printers Lofts)[4]	6.000		08/21/2026	1,006,109
3,043,000	St. Louis, MO Tax Increment (Security Building Redevel.)	6.300		04/01/2027	1,381,978
2,386,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500		01/20/2028	2,157,636
1,510,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500		01/20/2028	990,545
1,108,000	St. Louis, MO Tax Increment Financing, Series A	5.500		09/02/2028	671,880
1,865,000	Stone Canyon, MO Improvement District (Infrastructure)[2]	5.700		04/01/2022	1,119,168
975,000	Stone Canyon, MO Improvement District (Infrastructure)[2]	5.750		04/01/2027	487,588
2,225,000	Suemandy, MO Mid-Rivers Community Improvement District[1]	7.500		10/01/2029	2,414,793
					99,725,091
Montana—0.1%
5,935,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[1]	0.000	[6]	09/01/2031	5,071,992
1,125,000	MT Facilities Finance Authority (St. John’s Lutheran)[1]	6.000		05/15/2025	1,176,311
1,650,000	MT Facilities Finance Authority (St. John’s Lutheran)[1]	6.125		05/15/2036	1,707,371
					7,955,674
Multi States—0.1%
8,000,000	Munimae TE Bond Subsidiary[1]	5.900		11/29/2049	4,799,600
Nebraska—0.6%
1,080,000	Beatrice, NE Community Redevel. Authority (Beatrice Biodiesel)[1]	6.625		12/01/2021	635,116
20,000,000	Douglas County, NE Hospital Authority (Methodist Health System)[5]	5.750		11/01/2048	22,500,284
1,250,000	Mead Village, NE Tax Increment (Biofuels-Mead)[2]	5.750		01/01/2022	570,825
2,400,000	NE Educational Facilities Authority (Midland Lutheran College)[1]	5.600		09/15/2029	1,971,576
6,960,000	Santee Sioux Nation, NE Tribal Health Care (Indian Health Service)[1]	8.750		10/01/2020	7,455,204

46	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Nebraska Continued
$ 45,745,000	Saunders County, NE Individual Devel. (Mead Biofuels)[2]	7.000%	12/01/2026	$9,067,116
				42,200,121
Nevada—0.1%
1,000,000	Clark County, NV Improvement District[1]	5.000	02/01/2026	861,010
770,000	Clark County, NV Improvement District[1]	5.050	02/01/2031	625,941
120,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.400	08/01/2020	102,899
470,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.500	08/01/2025	356,453
1,780,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1]	6.150	08/01/2037	1,646,892
				3,593,195
New Hampshire—0.1%
1,780,000	NH Business Finance Authority (Air Cargo at Pease)[4]	6.750	04/01/2024	921,292
1,485,000	NH Business Finance Authority (Huggins Hospital)[1]	6.875	10/01/2039	1,650,399
4,620,000	NH H&EFA (Franklin Pierce College)[1]	6.050	10/01/2034	4,620,970
515,000	NH HE&HFA (Franklin Pierce College)[1]	5.300	10/01/2028	496,903
				7,689,564
New Jersey—6.7%
25,935,000	NJ EDA (Continental Airlines)	7.000	11/15/2030	26,033,034
16,920,000	NJ EDA (Continental Airlines)	7.200	11/15/2030	16,983,958
16,500,000	NJ EDA (Continental Airlines)	9.000	06/01/2033	16,937,250
865,164	NJ EDA (Empowerment Zone-Cumberland)[2]	7.750	03/01/2021	8,427
7,490,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000	05/01/2044	8,296,149
7,505,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000	05/01/2044	8,312,763
7,505,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000	05/01/2044	8,312,763
11,000,000	NJ EDA (GMT Realty)	6.875	01/01/2037	11,207,790
10,360,000	NJ EDA (School Facilities)[5]	5.000	09/01/2024	12,209,878
2,040,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250	07/01/2014	2,043,366
8,450,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250	07/01/2027	8,453,127
160,440,000	NJ Tobacco Settlement Financing Corp.	4.750	06/01/2034	144,309,362
96,125,000	NJ Tobacco Settlement Financing Corp.[5]	5.000	06/01/2029	94,119,253
30,000	NJ Tobacco Settlement Financing Corp.	5.000	06/01/2029	29,375
115,435,000	NJ Tobacco Settlement Financing Corp.	5.000	06/01/2041	104,885,395

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	47

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

New Jersey Continued
$ 10,000,000	NJ Transportation Trust Fund Authority[5]	5.000%		12/15/2023	$12,225,982
2,000,000	NJ Transportation Trust Fund Authority[1]	6.000		06/15/2035	2,467,060
210,000	Weehawken Township, NJ GO1	6.000		08/01/2021	238,001
210,000	Weehawken Township, NJ GO1	6.000		08/01/2022	234,820
260,000	Weehawken Township, NJ GO1	6.000		08/01/2023	288,608
260,000	Weehawken Township, NJ GO1	6.000		08/01/2024	286,855
235,000	Weehawken Township, NJ GO1	6.000		08/01/2025	258,014
					478,141,230
New Mexico—0.3%
262,000	Dona Ana County, NM Multifamily (Montana Meadows Apartments)	8.500		12/01/2015	262,765
4,475,000	Eldorado, NM Area Water and Sanitation District[1]	6.000		02/01/2025	4,480,818
3,500,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)[1]	6.250		06/01/2040	3,984,085
775,000	Mariposa East, NM Public Improvement District[2]	5.500		09/01/2016	662,493
500,000	Mariposa East, NM Public Improvement District[2]	5.750		09/01/2021	427,250
875,000	Montecito Estates, NM Public Improvement District[1]	7.000		10/01/2037	904,321
2,750,000	NM Hospital Equipment Loan Council (Gerald Champion Memorial Hospital)[1]	5.500		07/01/2042	2,830,273
163,000	NM Regional Hsg. Authority (Wildewood Apartments)[1]	8.750		12/01/2020	163,077
1,925,000	NM Trails Public Improvement District	7.750		10/01/2038	1,971,027
4,625,000	Saltillo, NM Improvement District[1]	7.625		10/01/2037	4,711,673
1,000,000	Ventana West, NM Public Improvement District Special Levy[1]	6.875		08/01/2033	1,013,950
					21,411,732
New York—9.2%
3,000,000	Albany, NY IDA (New Covenant Charter School)[2]	7.000		05/01/2035	449,820
1,785,000	Dutchess County, NY IDA (St. Francis Hospital)	7.500		03/01/2029	1,832,410
17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	6.656	[3]	06/01/2055	198,063
75,000	Huntington, NY Hsg. Authority (GJSR)[1]	6.000		05/01/2029	75,081
1,250,000	Huntington, NY Hsg. Authority (GJSR)[1]	6.000		05/01/2039	1,251,100
14,060,000	Islip, NY IDA (Engel Burman at Sayville)[1]	6.500		11/01/2045	14,149,000
9,345,000	Islip, NY IDA (Engel Burman at Sayville)[10]	6.500		11/01/2045	9,404,154
5,705,000	Islip, NY IDA (Engel Burman at Sayville)[10]	6.500		11/01/2045	5,741,113
1,000,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2030	1,160,470

48	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value

New York Continued
$ 1,000,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.500%		01/01/2027	$668,090
6,500,000	Niagara, NY Area Devel. Corp. (Covanta Energy)[1]	5.250		11/01/2042	6,717,165
412,100,000	NY Counties Tobacco Trust V	7.151	[3]	06/01/2060	2,204,735
500,000,000	NY Counties Tobacco Trust V	7.836	[3]	06/01/2060	2,675,000
37,380,000	NY Liberty Devel. Corp. (Bank of America Tower)[5,11]	5.125		01/15/2044	41,998,787
2,300,000	NY MTA, Series A1	5.000		11/15/2026	2,764,577
2,500,000	NY MTA, Series A1	5.000		11/15/2027	2,990,600
2,000,000	NY MTA, Series A1	5.000		11/15/2028	2,382,020
3,375,000	NY MTA, Series A1	5.000		11/15/2029	3,996,506
8,320,000	NY MTA, Series D1	5.000		11/15/2025	10,050,810
8,765,000	NY/NJ Port Authority Austin Trust Inverse Certificates	9.306	[12]	04/01/2036	9,911,462
31,835,000	NYC IDA (American Airlines)[2]	6.900		08/01/2024	30,978,002
8,870,000	NYC IDA (American Airlines)	7.500		08/01/2016	9,679,742
55,000,000	NYC IDA (American Airlines)	7.625		08/01/2025	63,322,050
44,500,000	NYC IDA (American Airlines)	7.750		08/01/2031	51,234,185
7,200,000	NYC IDA (American Airlines)	8.000		08/01/2028	8,312,328
2,995,000	NYC IDA (American Airlines)	8.500		08/01/2028	3,474,170
19,550,000	NYC IDA (British Airways)	7.625		12/01/2032	20,040,510
5,500,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.650		10/01/2028	4,871,350
5,045,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.750		10/01/2036	4,320,336
8,630,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	6.200		10/01/2022	8,295,933
4,835,000	NYC IDA (JFK International Airport)	8.000		08/01/2012	4,834,952
5,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2044	5,646,450
10,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2044	11,359,700
10,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2045	11,416,800
17,810,000	NYC Municipal Water Finance Authority[5]	5.000		06/15/2047	20,347,391
12,955,000	NYC Municipal Water Finance Authority[5]	5.750		06/15/2040	15,467,879
14,575,000	NYC Transitional Finance Authority[5]	5.000		02/01/2031	17,184,747
18,130,000	NYC Transitional Finance Authority[5]	5.000		02/01/2035	20,978,042
25,000,000	NYC Transitional Finance Authority (Building Aid)[5]	5.250		07/15/2037	29,142,750
2,200,000	NYS DA (North Shore L.I. Jewish Obligated Group)[1]	5.000		05/01/2041	2,453,770
6,000,000	NYS DA (Personal Income Tax)[1]	5.000		12/15/2029	7,290,240
22,200,000	NYS DA (St. Mary’s Hospital for Children)	7.875		11/15/2041	24,120,300

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	49

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

New York Continued
$ 10,640,000	NYS DA (State Personal Income Tax Authority)[1]	5.000%		03/15/2028	$12,821,519
75,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		03/15/2035	81,031
31,750,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750		11/15/2051	37,734,240
200,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2025	200,062
3,600,000	Port Authority NY/NJ (KIAC)[1]	6.750		10/01/2019	3,599,856
25,000,000	Port Authority NY/NJ, 166th Series[5]	5.250		07/15/2036	29,683,750
11,480,000	Port Authority NY/NJ, 177th Series[10]	5.000		07/15/2026	13,666,481
7,530,000	Westchester County, NY IDA (EBC White Plains)	8.000		11/01/2043	8,379,986
7,530,000	Westchester County, NY IDA (EBC White Plains)	8.000		11/01/2043	8,379,986
7,530,000	Westchester County, NY IDA (EBC White Plains)	8.000		11/01/2043	8,379,986
9,640,000	Westchester County, NY IDA (Engel Burman at Armonk)[10]	0.000	[7]	11/01/2045	9,707,384
9,795,000	Westchester County, NY IDA (Engel Burman at Armonk)[1]	6.500		11/01/2045	9,863,467
9,640,000	Westchester County, NY IDA (Engel Burman at Armonk)[10]	6.500		11/01/2045	9,707,384
2,600,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-C	6.200		03/01/2020	2,602,678
					650,200,400
North Carolina—0.4%
12,005,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)	7.750		02/01/2028	12,023,368
1,570,000	Durham, NC Hsg. Authority (JFK Towers)[1]	5.000		12/01/2047	1,591,949
4,380,000	Gaston, NC IFPCFA (National Gypsum)	5.750		08/01/2035	4,082,379
1,500,000	NC Medical Care Commission (AHACHC)[1]	5.800		10/01/2034	1,587,285
1,650,000	NC Medical Care Commission (Whitestone)[1]	7.750		03/01/2031	1,908,770
4,725,000	NC Medical Care Commission (Whitestone)[1]	7.750		03/01/2041	5,414,283
					26,608,034
North Dakota—0.1%
500,000	Burleigh County, ND Nursing Home (Baptist Home)	6.200		07/01/2032	507,975
1,000,000	Cando, ND Nursing Facility (Towner County Medical Center)	7.125		08/01/2022	1,001,220
65,000	Cass County, ND Industrial Devel. Revenue (Fraser Ltd.)[1]	7.000		11/01/2015	64,799
2,670,000	Richland County, ND Hsg. (Birchwood Properties)	6.750		05/01/2029	2,492,765
					4,066,759

50	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value

Ohio—8.7%
$ 12,000,000	Allen County, OH Hospital Facilities (Catholic Healthcare Partners)[1]	5.000%		05/01/2042	$13,456,560
9,950,000	Allen County, OH Hospital Facilities (Catholic Healthcare)[5]	5.000		06/01/2038	10,937,932
25,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750		06/01/2034	22,347,500
11,245,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2030	10,311,777
211,285,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875		06/01/2047	191,077,703
12,927,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.000		06/01/2042	11,816,571
47,055,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.250		06/01/2037	44,741,306
69,380,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.500		06/01/2047	67,789,117
2,347,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.504	[3]	06/01/2052	34,524,370
1,280,000	Butler County, OH Hsg. (Anthony Wayne Apartments)	6.500		09/01/2030	987,878
4,495,000	Centerville, OH Health Care (Bethany Lutheran Village)[1]	6.000		11/01/2038	4,688,330
19,805,000	Cleveland, OH Airport (Continental Airlines)[1]	5.700		12/01/2019	19,806,386
1,500,000	Cleveland-Cuyahoga County, OH Port Authority (St. Clarence)[1]	6.250		05/01/2038	1,504,545
500,000	Columbus-Franklin County, OH Finance Authority, Series A1	6.000		05/15/2035	524,485
10,135,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group)[1]	7.500		01/01/2030	10,153,547
32,500,000	Gallia County, OH Hospital Facilities (Holzer/HHlths/HMCG/HMCJ Obligated Group)	8.000		07/01/2042	36,734,750
7,500,000	Grove City, OH Tax Increment Financing[1]	5.375		12/01/2031	7,586,025
1,450,000	Hancock County, OH Hospital (BVRHC/BVHF Obligated Group)[1]	6.250		12/01/2034	1,721,571
4,200,000	Hickory Chase, OH Community Authority Infrastructure Improvement[2]	7.000		12/01/2038	2,310,378
125,000	Lake County, OH Hospital Facilities (Lake Hospital System)[1]	5.750		08/15/2038	139,148
665,000	Lorain County, OH Port Authority (Alumalloy LLC)[1]	6.000		11/15/2025	647,584
10,000,000	Montgomery County, OH (Miami Valley Hospital)[5]	5.750		11/15/2023	12,294,800
10,910,000	OH Air Quality Devel. Authority (Fostoria Ethanol)	8.500		02/01/2020	8,022,450

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	51

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

Ohio Continued
$ 11,190,000	OH Air Quality Devel. Authority (Marion Ethanol)	8.500%	02/01/2020	$8,228,343
50,000	OH Environmental Facilities (Ford Motor Company)[1]	5.750	04/01/2035	52,007
8,030,000	OH Higher Education Facility Commission (Ashland University)[1]	6.250	09/01/2024	8,599,166
2,050,000	OH Port Authority of Columbiana Solid Waste (A&L Salvage)[2]	14.500	07/01/2028	—
16,320,000	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[9]	7.250	08/01/2034	12,500,957
14,000,000	OH Solid Waste Disposal (General Motors Corp.)[2]	6.300	12/01/2032	140
14,515,000	OH Solid Waste Disposal (USG Corp.)	5.600	08/01/2032	14,295,098
32,620,000	OH Solid Waste Disposal (USG Corp.)	5.650	03/01/2033	32,309,131
6,640,000	OH Solid Waste Disposal (USG Corp.)	6.050	08/01/2034	6,640,996
10,000,000	OH State University[5]	5.000	06/01/2038	11,692,700
2,215,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[4]	6.300	02/15/2024	1,336,199
2,500,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[4]	6.400	02/15/2034	1,508,350
4,100,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)[1]	5.750	12/01/2032	4,425,540
1,955,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400	11/01/2036	1,016,600
3,415,000	Warren County, OH Port Authority (Corridor 75 Park)	7.500	12/01/2034	3,531,383
				620,261,323
Oklahoma—0.2%
1,700,000	Ardmore, OK Devel. Authority (Airpark Increment District)	5.750	11/01/2022	1,740,562
1,500,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)	6.625	10/01/2037	1,543,335
4,960,000	Grady County, OK Criminal Justice Authority[1]	7.000	11/01/2041	5,151,654
50,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)[1]	6.500	09/01/2026	50,125
2,750,000	Oklahoma County, OK Finance Authority (Var-Sail Assoc.)[1]	5.250	12/01/2041	2,911,618
				11,397,294
Oregon—0.1%
10,000	Lane County, OR Hsg. Authority & Community Services (Firewood)[1]	6.600	11/01/2015	10,027
795,000	OR Facilities Authority (Concordia University)[1]	6.125	09/01/2030	868,116
2,225,000	OR Facilities Authority (Student Housing-Ashland)[1]	5.000	07/01/2044	2,469,038

52	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Oregon Continued
$ 1,300,000	Salem, OR Hospital Finance Authority (Capital Manor)[1]	6.000%	05/15/2042	$1,406,587
1,300,000	Salem, OR Hospital Finance Authority (Capital Manor)[1]	6.000	05/15/2047	1,406,587
370,000	Western Generation, OR Agency Cogeneration (Wauna Cogeneration)[1]	5.000	01/01/2021	374,229
				6,534,584
Pennsylvania—1.3%
1,500,000	Chester County, PA H&EFA (Chester County Hospital)[1]	6.750	07/01/2031	1,501,800
1,295,000	Luzerne County, PA IDA[1]	7.500	12/15/2019	1,351,527
500,000	Luzerne County, PA IDA[1]	7.750	12/15/2027	527,580
24,937,498	PA EDFA (Bionol Clearfield)[2]	8.500	07/15/2015	2,474,797
5,000,000	PA EDFA (National Gypsum Company)	6.250	11/01/2027	4,999,650
2,100,000	PA EDFA (Northampton Generating)[2]	6.500	01/01/2013	1,332,450
10,950,000	PA EDFA (Northampton Generating)[2]	6.600	01/01/2019	7,082,460
16,000,000	PA EDFA (USG Corp.)	6.000	06/01/2031	16,001,760
11,500,000	PA Geisinger Authority Health System, Series A5	5.250	06/01/2039	12,830,895
2,105,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2016	2,107,400
3,500,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2021	3,502,730
4,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	4,704,720
4,000,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)[1]	5.500	06/15/2032	4,052,320
6,505,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)[1]	5.750	06/15/2042	6,608,104
1,165,000	Philadelphia, PA Authority for Industrial Devel1 (Green Woods Charter School)[1]	5.500	06/15/2022	1,192,331
2,000,000	Philadelphia, PA GO1	6.000	08/01/2036	2,371,520
2,000,000	Philadelphia, PA GO1	6.500	08/01/2041	2,440,720
3,350,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	5.625	07/01/2036	3,691,968
4,500,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	5.625	07/01/2042	4,928,355
6,000,000	York, PA GO1	7.250	11/15/2041	7,029,300
				90,732,387
Rhode Island—1.5%
45,000,000	Central Falls, RI Detention Facility	7.250	07/15/2035	39,139,200
45,000	RI Health & Educational Building Corp. (Roger Williams General Hospital)[1]	5.500	07/01/2018	44,996
20,000	RI Health & Educational Building Corp. (Roger Williams Medical Center)[1]	5.500	07/01/2028	18,792

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	53

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

Rhode Island Continued
$ 10,950,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[5]	5.200%		10/01/2047	$11,369,980
52,090,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125	[3]	06/01/2052	596,431
28,225,000	RI Tobacco Settlement Financing Corp. (TASC)[1]	6.250		06/01/2042	29,071,468
42,825,000	RI Tobacco Settlement Financing Corp. (TASC)	7.868	[3]	06/01/2052	412,405
25,605,000	RI Tobacco Settlement Financing Corp. (TASC), Series A1	6.125		06/01/2032	25,860,794
					106,514,066
South Carolina—0.6%
1,375,000	Allendale County, SC School District Energy Savings Special Obligation[1]	8.500		12/01/2018	1,466,163
15,000	Georgetown County, SC Environmental Improvement (International Paper Company)[1]	6.250		09/01/2023	15,055
6,965,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)	7.750		11/01/2039	6,633,187
800,000	Myrtle Beach, SC Tax Increment (Myrtle Beach Air Force Base)	5.250		11/01/2026	737,496
2,000,000	Myrtle Beach, SC Tax Increment (Myrtle Beach Air Force Base)	5.300		11/01/2035	1,760,180
15,911,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200		11/01/2036	15,059,921
200,000	SC Connector 2000 Assoc. Toll Road, Series B	6.300	[3]	01/01/2026	8,002
7,620,000	SC Connector 2000 Assoc. Toll Road, Series B	6.453	[3]	01/01/2020	304,876
8,500,000	SC Connector 2000 Assoc. Toll Road, Series B	6.621	[3]	01/01/2024	340,085
1,400,000	SC Jobs-EDA (Palmetto Health)[1]	5.750		08/01/2039	1,574,356
10,000,000	SC Public Service Authority[5]	5.000		12/01/2036	11,453,800
					39,353,121
South Dakota—0.5%
1,000,000	Lower Brule, SD Sioux Tribe, Series B1	5.500		05/01/2019	864,430
33,765,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[1]	6.500		06/01/2032	34,143,168
1,425,000	Turner County, SD Tax Increment[1]	5.000		12/15/2026	1,328,855
					36,336,453
Tennessee—0.2%
1,760,000	Johnson City, TN H&EFB (Mountain States Health Alliance)[1]	5.500		07/01/2036	1,872,077
8,890,000	Memphis, TN HE&HFB (NH/Mendenhall Hsg./Highland Hsg./NTH/VH Obligated Group)[2]	5.750		04/01/2042	5,333,556
215,000	Memphis-Shelby County, TN Airport Authority (Express Airlines)	6.125		12/01/2016	205,280

54	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value

Tennessee Continued
$ 7,870,000	Metropolitan Knoxville, TN Airport Authority (Northwest Airlines)	8.000%		04/01/2032	$7,899,985
470,000	Shelby County, TN HE&HF (Lapaloma Apartments)	7.750		12/01/2029	444,667
					15,755,565
Texas—14.2%
230,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)	7.750		12/01/2028	220,092
80,000	Bexar County, TX HFC (American Opportunity Hsg.)	7.500		01/01/2013	80,000
980,000	Bexar County, TX HFC (American Opportunity Hsg.)	8.000		01/01/2031	671,966
1,130,000	Bexar County, TX HFC (American Opportunity Hsg.-Nob Hill Apartments)[2]	8.500		06/01/2031	338,785
965,000	Bexar County, TX HFC (Doral Club)[1]	8.750		10/01/2036	742,230
200,000	Bexar County, TX HFC (Honey Creek LLC)[2]	8.000		04/01/2030	87,990
100,000	Bexar County, TX HFC (Honey Creek LLC)[2]	9.000		04/01/2030	19,744
1,460,000	Bexar County, TX HFC (Perrin Square)[2]	9.750		11/20/2031	145,883
41,315,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	5.000		03/01/2041	4,346,751
13,500,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	5.400		05/01/2029	1,485,270
2,345,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.300		07/01/2032	286,676
2,000,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750	[7]	09/01/2034	1,865,500
14,080,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750		04/01/2038	13,133,120
11,420,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750		10/01/2038	1,486,199
10,000,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	7.700		03/01/2032	1,653,300
26,120,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	7.700		04/01/2033	4,314,240
16,325,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)[1]	7.000		11/01/2039	19,601,917
190,000	Cass County, TX IDC (International Paper Company)[1]	6.600		03/15/2024	190,747
6,880,000	Central TX Regional Mobility Authority[1]	6.250		01/01/2046	8,136,357
750,000	Clifton, TX Higher Education Finance Corp. (Idea Public Schools)[1]	5.750		08/15/2041	853,440
305,000	Dallas-Fort Worth, TX International Airport Facility (American Airlines)[2]	8.250		11/01/2036	286,328
22,100,000	Dallas-Fort Worth, TX International Airport Facility Improvement Corp.[2]	9.000		05/01/2029	19,827,899

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	55

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

Texas Continued
$ 40,945,000	Dallas-Fort Worth, TX International Airport Facility Improvement Corp.[2]	9.125%	05/01/2029	$36,765,334
2,115,000	Danbury, TX Higher Education Finance Corp. (Island Foundation)	6.250	02/15/2036	2,117,030
125,000	Decatur, TX Hospital Authority (Wise Regional Health System)[1]	5.625	09/01/2013	127,838
22,950,000	Donna, TX GO	6.250	02/15/2037	22,140,095
11,238,709	Gulf Coast, TX IDA (Microgy Holdings)[2]	7.000	12/01/2036	103,846
20,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)[1]	8.000	04/01/2028	20,035
3,225,000	Harris County, TX Cultural Education Facilities Finance Corp. (Space Center Houston)[1]	7.000	08/15/2028	3,577,106
1,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)[1]	5.625	11/01/2026	1,801,765
2,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)[1]	5.750	11/01/2036	2,803,488
2,000,000	HFDC of Central TX (Lutheran Social Services of the South)	6.875	02/15/2032	2,028,140
7,980,000	Houston, TX Airport Special Facilities (Continental Airlines)	5.700	07/15/2029	7,999,711
7,290,000	Houston, TX Airport Special Facilities (Continental Airlines)	5.700	07/15/2029	7,308,006
12,740,000	Houston, TX Airport Special Facilities (Continental Airlines)[1]	6.125	07/15/2017	12,756,307
18,755,000	Houston, TX Airport Special Facilities (Continental Airlines)	6.125	07/15/2027	18,828,520
20,245,000	Houston, TX Airport Special Facilities (Continental Airlines)	6.125	07/15/2027	20,324,360
100,000	Houston, TX Airport Special Facilities (Continental Airlines)	7.000	07/01/2029	100,425
3,520,000	Houston, TX Airport Special Facilities (Continental Airlines)	7.375	07/01/2022	3,535,030
2,000,000	Houston, TX Airport System[1]	5.000	07/01/2024	2,328,660
1,210,000	Houston, TX Airport System[1]	5.000	07/01/2025	1,399,510
555,000	Houston, TX Airport System[1]	5.000	07/01/2026	639,016
815,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	1,020,877
500,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2036	537,895
750,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2041	800,978
3,090,000	Houston, TX Independent School Distric (Schoolhouse)[10]	5.000	02/15/2028	3,835,617

56	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value

Texas Continued
$ 5,255,000	Houston, TX Independent School District (Schoolhouse)[10]	5.000%		02/15/2025	$6,622,456
3,000,000	Houston, TX Independent School District (Schoolhouse)[10]	5.000		02/15/2027	3,741,900
10,000,000	La Vernia, TX Higher Education Finance Corp.[1]	7.125		02/15/2038	11,603,300
1,800,000	Maverick County, TX GO COP	8.750		03/01/2034	1,811,250
6,110,000	Maverick County, TX GO COP	8.750		03/01/2034	6,148,188
580,000	Midlothian, TX Devel. Authority Tax Increment[1]	5.125		11/15/2026	585,116
720,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	7.250		08/15/2021	780,962
3,855,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	8.250		08/15/2031	4,305,380
8,605,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	8.500		08/15/2041	9,682,174
1,630,000	Newark, TX Cultural Education Facilities Finance Corp. (A.W. Brown Fellowship Charter School)[1]	6.000		08/15/2042	1,712,674
1,600,000	North Central TX HFC (Village Kaufman Apartments)[1]	6.150		01/01/2043	1,647,440
38,000,000	North Central TX HFDC (Children’s Medical Center)[5]	5.750		08/15/2039	43,663,900
55,610,000	North TX Tollway Authority[5]	5.500		09/01/2041	66,315,460
16,000,000	North TX Tollway Authority[1]	5.750		01/01/2048	18,718,240
5,920,000	North TX Tollway Authority[1]	5.750		01/01/2048	6,925,749
2,130,000	Sabine Neches, TX HFC (Fox Run Apartments)[1]	6.150		01/01/2043	2,178,223
3,323,979	Sabine Neches, TX HFC (Single Family Mtg.)[5]	5.430	[7]	12/01/2039	3,665,992
4,100,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)	6.150		08/01/2022	494,747
1,800,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)	6.450		06/01/2021	225,396
10,000,000	San Jacinto, TX Community College District[5]	5.125		02/15/2038	11,390,400
27,085,000	Sanger, TX Industrial Devel. Corp. (Texas Pellets)[1]	7.500		07/01/2038	28,752,623
5,315,000	Springhill, TX Courtland Heights Public Facility Corp.	5.850		12/01/2028	3,569,501
14,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[5]	5.750		11/15/2024	16,724,960
34,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[5]	6.250		11/15/2029	40,617,760
3,810,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)[1]	5.750		11/15/2037	3,959,619
200,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (WPM/GPM Obligated Group)[1]	5.750		09/20/2038	213,954

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	57

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

Texas Continued
$ 13,500,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center)[5]	5.000%	12/01/2033	$14,906,160
27,525,000	Travis County, TX HFDC (Longhorn Village)	7.125	01/01/2046	29,546,987
1,600,000	Travis County, TX HFDC (Querencia Barton Creek)[1]	5.650	11/15/2035	1,631,888
2,495,000	Trinity, TX River Authority (TXU Energy Company)	6.250	05/01/2028	299,450
20,300,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)[1]	7.750	10/01/2037	20,825,567
6,170,000	TX Affordable Hsg. Corp. (South Texas Affordable Properties Corp.)[2]	8.000	03/01/2032	308,068
34,600,000	TX Angelina & Neches River Authority (Aspen Power)[2]	6.500	11/01/2029	25,676,660
250,000	TX Angelina & Neches River Authority Waste Disposal (Temple-Inland)[1]	6.950	05/01/2023	257,210
6,000,000	TX GO (College Student Loan)[1]	5.000	08/01/2036	6,838,920
276,760,000	TX Municipal Gas Acquisition & Supply Corp.[5]	6.250	12/15/2026	359,336,591
1,000,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	1,298,370
1,600,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[1]	6.250	09/01/2036	1,645,328
635,000	TX Student Hsg. Corp. (University of North Texas)[1]	6.750	07/01/2021	528,441
200,000	TX Student Hsg. Corp. (University of North Texas)[1]	6.850	07/01/2031	155,934
2,110,000	Vintage Township, TX Public Facilities Corp.[1]	7.375	10/01/2038	2,170,768
85,000	Vintage Township, TX Public Facilities Corp.[1]	7.375	10/01/2038	87,448
2,920,000	Wise County, TX (Parket County Junior College District)[1]	7.500	08/15/2025	3,444,490
4,615,000	Wise County, TX (Parket County Junior College District)[1]	7.750	08/15/2028	5,514,787
				1,003,204,454
U.S. Possessions—8.0%
11,700,000	Guam Government Business Privilege	5.125	01/01/2042	13,045,500
1,500,000	Guam Government Department of Education COP (John F. Kennedy High School)[1]	6.625	12/01/2030	1,652,385
2,200,000	Guam Government Department of Education COP (John F. Kennedy High School)[1]	6.875	12/01/2040	2,445,938
200,000	Northern Mariana Islands Commonwealth, Series A1	6.750	10/01/2033	200,236
28,915,000	Northern Mariana Islands Commonwealth, Series B	5.000	10/01/2033	23,594,062
10,450,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.000	07/01/2033	10,285,413
4,640,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.250	07/01/2029	4,662,040

58	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$ 35,365,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.250%		07/01/2042	$34,919,755
18,550,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.750		07/01/2037	19,210,380
33,490,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2047	35,221,433
3,255,000	Puerto Rico Commonwealth GO1	5.500		07/01/2026	3,419,573
72,305,000	Puerto Rico Commonwealth GO1	5.500		07/01/2039	74,307,125
11,540,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	12,140,311
4,500,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	4,705,740
4,650,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	5,045,855
3,000,000	Puerto Rico Commonwealth GO1	6.500		07/01/2040	3,315,690
10,000,000	Puerto Rico Commonwealth GO1	6.500		07/01/2040	11,052,300
4,430,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2026	4,603,390
215,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2023	215,361
3,700,000	Puerto Rico Highway & Transportation Authority[1]	5.250		07/01/2035	3,702,257
6,415,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	6,436,170
6,940,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2019	7,031,330
350,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2021	354,974
9,000,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2022	9,118,440
605,000	Puerto Rico Highway & Transportation Authority, Series H1	5.450		07/01/2035	618,473
500,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	499,980
3,000,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.000		07/01/2033	3,362,460
34,600,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2042	34,611,072
12,000,000	Puerto Rico Public Buildings Authority	5.750		07/01/2022	12,513,960
29,410,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	29,969,378
9,560,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.250		08/01/2027	10,366,099
37,610,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.250		08/01/2057	39,358,464
16,820,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500		08/01/2042	17,960,901
579,925,000	Puerto Rico Sales Tax Financing Corp., Series A	5.990	[3]	08/01/2054	51,114,590
25,000,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	5.250		08/01/2043	26,539,000
15,890,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.250		08/01/2041	16,781,270
17,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750		08/01/2057	18,598,510
10,175,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2039	11,346,346
					564,326,161
Utah—0.3%
1,000,000	UT Charter School Finance Authority (Endeavor Hall)	5.500		07/15/2022	994,150
1,750,000	UT Charter School Finance Authority (Endeavor Hall)	6.000		07/15/2032	1,734,093

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	59

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

Utah Continued
$ 3,870,000	UT Charter School Finance Authority (Endeavor Hall)	6.250%	07/15/2042	$3,849,218
6,350,000	UT Charter School Finance Authority (Hawthorn Academy)[1]	8.250	07/15/2046	7,202,932
750,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)[1]	6.300	07/15/2032	795,795
1,640,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)[1]	6.550	07/15/2042	1,739,646
1,595,000	UT HFA (RHA Community Service of Utah)[1]	6.875	07/01/2027	1,596,818
1,315,000	Utah County, UT Charter School (Lincoln Academy)	5.875	06/15/2037	1,326,730
825,000	Utah County, UT Charter School (Renaissance Academy)[1]	5.625	07/15/2037	828,036
4,400,000	West Valley City, UT Sewer (East Hollywood High School)	5.625	06/15/2037	3,986,576
				24,053,994
Vermont—0.0%
280,000	Burlington, VT Electric[1]	5.500	07/01/2029	319,964
315,000	Burlington, VT Electric[1]	5.625	07/01/2030	361,075
460,000	Burlington, VT Electric[1]	5.750	07/01/2031	528,549
1,816,509	VT Educational & Health Buildings Financing Agency (Marlboro College)[1]	2.779	04/01/2019	1,774,166
				2,983,754
Virginia—1.1%
1,875,000	Celebrate, VA North Community Devel. Authority Special Assessment	6.750	03/01/2034	1,316,006
14,600,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.125	03/01/2036	8,682,474
9,200,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.450	03/01/2036	5,464,156
3,206,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.800	03/01/2036	1,882,307
4,000,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050	03/01/2027	1,700,360
3,000,000	New Port, VA CDA	5.600	09/01/2036	1,797,510
2,050,000	Norfolk, VA EDA, Series A	6.000	11/01/2036	1,613,145
410,000	Norfolk, VA Redevel. & Hsg. Authority (First Mtg.-Retirement Community)	6.125	01/01/2035	411,644
21,446,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation	6.450	09/01/2037	22,967,165
5,100,000	VA Celebrate South CDA Special Assessment[2]	6.250	03/01/2037	3,060,816
3,400,000	VA H2O Community Devel. Authority	5.200	09/01/2037	2,052,444

60	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value

Virginia Continued
$ 11,770,000	VA Small Business Financing Authority (Hampton Roads Proton)	9.000%		07/01/2039	$12,791,989
253,700,000	VA Tobacco Settlement Authority	7.441	[3]	06/01/2047	6,484,572
6,000,000	VA Tobacco Settlement Financing Corp.[1]	5.200		06/01/2046	5,188,140
2,500,000	West Point, VA IDA Solid Waste (Chesapeake Corp.)[2]	6.375		03/01/2019	250
					75,412,978
Washington—2.8%
1,500,000	Grant County, WA Public Hospital District No. 3 (Columbia Basin Hospital)[1]	5.500		12/01/2036	1,601,445
750,000	Greater Wenatchee, WA Regional Events Center[1]	5.000		09/01/2027	799,350
1,000,000	Greater Wenatchee, WA Regional Events Center[1]	5.250		09/01/2032	1,062,630
2,150,000	Greater Wenatchee, WA Regional Events Center[1]	5.500		09/01/2042	2,283,623
25,000	King County, WA Hsg. Authority (Cascadian Apartments)[1]	6.800		07/01/2019	25,338
10,000	King County, WA Hsg. Authority (Kona Village)[1]	6.700		01/01/2020	10,009
120,000	King County, WA Hsg. Authority (Southwood Square Apartments)[1]	6.100		10/01/2021	120,067
725,000	King County, WA Hsg. Authority (Southwood Square Apartments)	6.200		10/01/2031	725,210
20,000	King County, WA Hsg. Authority (Woodridge Park)[1]	6.250		05/01/2015	20,193
50,000	King County, WA Hsg. Authority (Woodridge Park)[1]	6.350		05/01/2025	50,350
1,680,000	Kitsap County, WA Consolidated Hsg. Authority[1]	5.500		06/01/2027	1,596,756
2,350,000	Kitsap County, WA Consolidated Hsg. Authority[1]	5.600		06/01/2037	2,262,251
50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)[1]	6.100		10/01/2031	50,007
36,900,000	Port of Seattle, WA5	5.000		10/01/2032	39,130,937
2,030,000	Seattle, WA Hsg. Authority (Newholly Phase II)[1]	7.000		01/01/2032	2,050,178
2,305,000	Snohomish County, WA Hsg. Authority (Westwood Crossing Apartments)[1]	5.250		05/01/2037	2,157,895
100,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[1]	5.100		09/01/2015	99,685
1,675,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[1]	5.600		09/01/2025	1,632,154
1,250,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[1]	5.750		09/01/2030	1,212,300
1,500,000	Tes Properties, WA5	5.500		12/01/2029	1,718,025
12,000,000	Tes Properties, WA5	5.625		12/01/2038	13,637,280
8,270,000	WA GO (Motor Vehicle Fuel Tax)[10]	5.000		07/01/2023	10,507,697
8,595,000	WA GO (Motor Vehicle Fuel Tax)[10]	5.000		07/01/2025	10,765,238

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	61

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

Washington Continued
$ 18,075,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[1]	6.375%		10/01/2036	$22,036,498
19,500,000	WA Health Care Facilities Authority (Peacehealth)[5]	5.000		11/01/2018	22,676,940
17,410,000	WA Health Care Facilities Authority (Peacehealth)[5]	5.000		11/01/2028	19,028,144
15,000,000	WA Health Care Facilities Authority (Seattle Childrens Hospital)[5]	5.625		10/01/2038	17,172,300
10,860,000	WA Kalispel Tribe Indians Priority District[1]	6.750		01/01/2038	10,516,281
14,285,000	WA Tobacco Settlement Authority (TASC)[1]	6.625		06/01/2032	14,627,697
					199,576,478
West Virginia—0.5%
3,000,000	Brooke County, WV (Bethany College)[1]	6.500		10/01/2031	3,481,650
4,500,000	Brooke County, WV (Bethany College)[1]	6.750		10/01/2037	5,275,890
13,435,000	Harrison County, WV Tax Increment (Charles Pointe)	7.000		06/01/2028	12,061,674
1,840,000	Harrison County, WV Tax Increment (Charles Pointe)[1]	7.000		06/01/2035	1,937,262
13,710,000	Harrison County, WV Tax Increment (Charles Pointe)	7.000		06/01/2035	11,689,420
3,045,000	WV Hospital Finance Authority (UTD Health System)[1]	5.500		06/01/2039	3,372,612
					37,818,508
Wisconsin—0.8%
3,970,000	Necedah, WI Community Devel. Authority Exempt Facility (Castle Rock Renewable Fuels)	7.500		03/01/2018	2,411,815
1,750,000	Sokaogon, WI Chippewa Community (Gaming)[2]	7.000		01/01/2026	785,995
1,800,000	Sokaogon, WI Chippewa Community (Gaming)[2]	8.250		01/01/2017	808,452
3,000,000	WI H&EFA (AE Nursing Centers)	7.250		06/01/2038	3,250,110
10,000,000	WI H&EFA (AHCG/SVH/SVE Obligated Group)[5]	5.000		11/15/2033	11,357,800
750,000	WI H&EFA (Beloit College)[1]	6.125		06/01/2035	860,648
2,015,000	WI H&EFA (Beloit College)[1]	6.125		06/01/2039	2,302,017
1,000,000	WI H&EFA (Eastcastle Place)	6.125		12/01/2034	600,180
7,335,000	WI H&EFA (Wellington Homes)	6.750		09/01/2037	7,653,339
2,385,000	WI H&EFA (Wisconsin Illinois Senior Hsg.)	5.800		08/01/2029	2,393,204
2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.210	[3]	10/01/2042	972,440
4,657,500	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000		10/01/2042	4,512,931
2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.094	[3]	10/01/2042	20

62	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Wisconsin Continued
$ 1,250,000	WI Public Finance Authority (Roseman University Health Sciences)[1]	5.000%	04/01/2022	$1,294,550
2,000,000	WI Public Finance Authority (Roseman University Health Sciences)[1]	5.500	04/01/2032	2,077,140
3,000,000	WI Public Finance Authority (Roseman University Health Sciences)[1]	5.750	04/01/2042	3,123,300
660,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[1]	7.000	07/01/2031	731,663
1,325,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	5.750	07/15/2032	1,371,852
845,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	6.000	07/15/2042	867,654
5,875,000	WI Public Finance Authority Educational Facility (Horizon Academy West Charter School)[1]	6.000	09/01/2045	5,964,418
				53,339,528
Total Municipal Bonds and Notes (Cost $9,005,388,030)				8,435,717,611
Corporate Bonds and Notes—0.1%
8,902,200	Delta Air Lines, Inc., Sr. Unsec. Nts.[13] (Cost $8,813,179)	8.000	12/01/2015	8,769,539

Shares
Common Stocks—0.0%
1,111	Converted Organics, Inc.[13,14]			2
7,679	Delta Air Lines, Inc.[13,14]			106,661
59,830	General Motors Co.[13,14]			1,680,625
15,021	Motors Liquidation Co. GUC Trust[13,14]			350,740
Total Common Stocks (Cost $9,860,298)				2,138,028

Units		Strike Price	Expiration
Rights, Warrants, and Certificates—0.0%
54,392	General Motors Co. Wts.[13,14]	$10.000	07/10/2016	1,024,745
54,392	General Motors Co. Wts.[13,14]	18.330	07/10/2019	663,582
Total Rights, Warrants, and Certificates (Cost $7,679,687)				1,688,327

Total Investments, at Value (Cost $9,031,741,194)—119.1%				8,448,313,505
Liabilities in Excess of Other Assets—(19.1)				(1,357,333,172)
Net Assets—100.0%				$7,090,980,333

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	63

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 7 of the accompanying Notes.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. Represents the current interest rate for a variable or increasing rate security.

8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,782,800 or 0.04% of the Fund’s net assets as of January 31, 2013.

9. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

10. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after January 31, 2013. See Note 1 of the accompanying Notes.

11. Restricted security. The aggregate value of restricted securities as of January 31, 2013 was $41,998,787, which represents 0.59% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
NY Liberty Devel. Corp. (Bank of America Tower)	7/23/10-3/4/11	$37,403,862	$41,998,787	$4,594,925

12. Represents the current interest rate for an inverse floating rate security. See Note 1 of the accompanying Notes.

13. Received as a result of a corporate action.

14. Non-income producing security.

To simplify the listings of securities, abbreviations are used per the table below:

ABH	Adventist Bolingbrook Hospital
ACMC	Advocate Condell Medical Center
AE	American Eagle
AGH	Adventist Glenoaks Hospital
AHACHC	ARC/HDS Alamance County Housing Corp.
AHCG	Ascension Health Credit Group
AHCN	Advocate Health Care Network
AH&HC	Advocate Health & Hospitals Corp.
ANSHN	Advocate North Side Health Network
AHSGA	Adventist Health System-Georgia
ARC	Assoc. of Retarded Citizens
AUS	Allegheny United Hospital
BHI	Baptist Homes of Indiana
BVHF	Blanchard Valley Health Foundation
BVRHC	Blanchard Valley Regional Health Center
CAB	Capital Appreciation Bond
CDA	Communities Devel. Authority
CDHA	Central Dupage Hospital Association
CDHS	Central Dupage Health System
CFGH	Central Florida Group Homes

CLC	Christian Living Communities
CLCSF	Christian Living Communities Stewardship Fund
CMH	Copley Memorial Hospital
COP	Certificates of Participation
CSAHS	The Sisters of Charity of St. Augustine Health System
DA	Dormitory Authority
DRIVERS	Derivative Inverse Tax Exempt Receipts
EBC	Engel Berman Corp.
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
GJSR	Gurwin Jewish Senior Residences
GO	General Obligation
GPM	Greenbriar Prime Management
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board

64	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HDS	Housing Devel. Services
HE&HF	Higher Educational and Housing Facilities
HE&HFA	Higher Education and Health Facilities Authority
HE&HFB	Health Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HHlths	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
HUHS	Hahnemann University Hospital System
IDA	Industrial Devel. Agency
IDC	Industrial Devel. Corp.
IFPCFA	Industrial Facilities and Pollution Control Financing Authority
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
JGCCF	Jewish Geriatric & Convalescent Center Foundation
KGC	Kuakini Geriatric Care
KHS	Kuakini Health System
KMC	Kuakini Medical Center
KSS	Kuakini Support Services
LH&S	Luthern Home & Services
LH&SFTA	Luthern Home & Services for the Aged
LHFTA	Luthern Home for the Aged

L.I.	Long Island
LIFERS	Long Inverse Floating Exempt Receipts
MCP	Medical College Of Pennsylvania
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MTA	Metropolitan Transportation Authority
NH	Northgate Housing
NTH	North Terrace Housing
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PHC	Piedmont Healthcare
PHF	Piedmont Hospital Foundation
RCF	Rush-Copley Foundation
RCMC	Rush-Copley Medical Center
RHA	Resource Healthcare of America
RITES	Residual Interest Tax Exempt Security
ROLs	Residual Option Longs
RUMC	Rush University Medical Center
Res Rec	Resource Recovery Facility
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
SVE	St. Vincent’s East
SVH	Saint Vincent’s Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
UHHS	University Hospitals Health System
VH	Village Housing
VOA	Volunteers of America
VS	Village Shalom
VSCF	Village Shalom Charitable Foundation
WPM	Westchester Prime Management

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	65

STATEMENT OF ASSETS AND LIABILITIES    January 31, 2013 / (Unaudited)

Assets
Investments, at value (cost $9,031,741,194)—see accompanying statement of investments	$8,448,313,505
Cash	2,533,593
Receivables and other assets:
Interest	102,975,519
Shares of beneficial interest sold	27,963,008
Investments sold	2,339,241
Other	1,226,324
Total assets	8,585,351,190
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	1,356,150,000
Investments purchased (including $83,879,552 purchased on a when-issued or delayed delivery basis)	97,073,227
Shares of beneficial interest redeemed	16,321,397
Dividends	11,751,831
Payable on borrowings (See Note 7)	10,100,000
Distribution and service plan fees	816,722
Trustees’ compensation	794,094
Transfer and shareholder servicing agent fees	278,962
Shareholder communications	104,398
Interest expense on borrowings	204
Other	980,022
Total liabilities	1,494,370,857
Net Assets	$7,090,980,333
Composition of Net Assets
Paid-in capital	$10,066,784,909
Accumulated net investment income	16,839,538
Accumulated net realized loss on investments	(2,409,216,425)
Net unrealized depreciation on investments	(583,427,689)
Net Assets	$7,090,980,333

66	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,553,322,667 and 591,083,820 shares of beneficial interest outstanding)	$7.70
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.08
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $146,807,437 and 18,983,632 shares of beneficial interest outstanding)	$7.73
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,793,291,262 and 233,485,076 shares of beneficial interest outstanding)	$7.68
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $597,558,967 and 77,641,619 shares of beneficial interest outstanding)	$7.70

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	67

STATEMENT OF OPERATIONS    For the Six Months Ended January 31, 2013 / (Unaudited)

Investment Income
Interest	$272,030,687
Other income	1,934
Total investment income	272,032,621
Expenses
Management fees	13,016,351
Distribution and service plan fees:
Class A	3,400,658
Class B	700,103
Class C	7,925,348
Transfer and shareholder servicing agent fees:
Class A	1,001,703
Class B	83,546
Class C	513,509
Class Y	146,791
Shareholder communications:
Class A	102,414
Class B	12,350
Class C	52,407
Class Y	9,108
Interest expense and fees on short-term floating rate notes issued (See Note 1)	8,890,833
Legal, auditing and other professional fees	6,393,434
Borrowing fees	3,759,531
Trustees’ compensation	105,361
Interest expense on borrowings	68,387
Custodian fees and expenses	22,276
Other	308,172
Total expenses	46,512,282
Less waivers and reimbursements of expenses	(97,025)
Net expenses	46,415,257
Net Investment Income	225,617,364
Realized and Unrealized Gain
Net realized gain on investments	95,188,643
Net change in unrealized appreciation/depreciation on investments	85,836,044
Net Increase in Net Assets Resulting from Operations	$406,642,051

See accompanying Notes to Financial Statements.

68	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012
Operations
Net investment income	$225,617,364	$409,613,443
Net realized gain (loss)	95,188,643	(219,526,293)
Net change in unrealized appreciation/depreciation	85,836,044	745,187,448
Net increase in net assets resulting from operations	406,642,051	935,274,598
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(149,706,174)	(294,568,141)
Class B	(4,413,310)	(10,167,728)
Class C	(51,006,599)	(101,413,463)
Class Y	(18,798,328)	(25,454,773)
	(223,924,411)	(431,604,105)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(28,373,827)	164,925,625
Class B	(18,453,655)	(13,872,549)
Class C	55,858,038	85,266,098
Class Y	66,020,939	309,823,565
	75,051,495	546,142,739
Net Assets
Total increase	257,769,135	1,049,813,232
Beginning of period	6,833,211,198	5,783,397,966
End of period (including accumulated net investment income of $16,839,538 and $15,146,585, respectively)	$7,090,980,333	$6,833,211,198

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	69

STATEMENT OF CASH FLOWS    For the Six Months Ended January 31, 2013 / (Unaudited)

Cash Flows from Operating Activities
Net increase in net assets from operations	$406,642,051
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(828,949,976)
Proceeds from disposition of investment securities	1,022,851,647
Short-term investment securities, net	(290,985,582)
Premium amortization	4,607,394
Discount accretion	(40,153,310)
Net realized gain on investments	(95,188,643)
Net change in unrealized appreciation/depreciation on investments	(85,836,044)
Change in assets:
Decrease in receivable for securities sold	19,403,504
Decrease in interest receivable	7,459,261
Decrease in other assets	1,497,963
Change in liabilities:
Increase in payable for securities purchased	69,770,955
Increase in other liabilities	311,194
Net cash provided by operating activities	191,430,414
Cash Flows from Financing Activities
Proceeds from bank borrowings	646,000,000
Payments on bank borrowings	(775,900,000)
Proceeds from short-term floating rate notes issued	85,935,000
Proceeds from shares sold	1,045,161,047
Payments on shares redeemed	(1,139,337,758)
Cash distributions paid	(51,493,050)
Net cash used in financing activities	(189,634,761)
Net increase in cash	1,795,653
Cash, beginning balance	737,940
Cash, ending balance	$2,533,593
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $167,875,365.
Cash paid for interest on bank borrowings—$102,926.
Cash paid for interest on short-term floating rate notes issued—$8,890,833.

See accompanying Notes to Financial Statements.

70	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2013	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,	Year Ended July 31,
Class A	(Unaudited)	2012	2011[1]	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$7.50	$6.92	$7.17	$5.90	$8.89	$12.43
Income (loss) from investment operations:
Net investment income[2]	.25	.50	.55	.57	.62	.70
Net realized and unrealized gain (loss)	.20	.60	(.25)	1.25	(2.98)	(3.57)
Total from investment operations	.45	1.10	.30	1.82	(2.36)	(2.87)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.25)	(.52)	(.55)	(.55)	(.63)	(.67)
Net asset value, end of period	$7.70	$7.50	$6.92	$7.17	$5.90	$8.89
Total Return, at Net Asset Value[3]	6.10%	16.63%	4.65%	31.39%	(26.44)%	(23.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,553,323	$4,463,156	$3,969,090	$4,651,798	$3,408,946	$4,503,510
Average net assets (in thousands)	$4,545,353	$4,001,353	$4,149,509	$4,393,199	$3,338,722	$4,903,394
Ratios to average net assets:[4]
Net investment income	6.59%	7.00%	8.07%	8.04%	9.89%	6.70%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings and reverse repurchase agreements	0.76%	0.64%	0.64%	0.59%	0.62%	0.57%
Interest and fees from borrowings and reverse repurchase agreements	0.11%	0.12%	0.11%	0.27%	1.01%	0.22%
Interest and fees on short-term floating rate notes issued[5]	0.25%	0.31%	0.35%	0.39%	1.34%	1.25%
Total expenses	1.12%	1.07%	1.10%	1.25%	2.97%	2.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.12%	1.07%	1.10%	1.25%	2.97%	2.04%
Portfolio turnover rate	10%	11%	18%	16%	20%	37%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	71

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended January 31, 2013	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,	Year Ended July 31,
Class B	(Unaudited)	2012	2011[1]	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$7.53	$6.94	$7.19	$5.92	$8.91	$12.46
Income (loss) from investment operations:
Net investment income[2]	.22	.44	.50	.51	.57	.62
Net realized and unrealized gain (loss)	.19	.61	(.26)	1.25	(2.99)	(3.58)
Total from investment operations	.41	1.05	.24	1.76	(2.42)	(2.96)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.21)	(.46)	(.49)	(.49)	(.57)	(.59)
Net asset value, end of period	$7.73	$7.53	$6.94	$7.19	$5.92	$8.91
Total Return, at Net Asset Value[3]	5.63%	15.76%	3.75%	30.18%	(27.02)%	(24.27)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$146,807	$161,197	$162,309	$226,466	$212,745	$356,192
Average net assets (in thousands)	$153,956	$156,216	$186,637	$237,875	$232,793	$458,627
Ratios to average net assets:[4]
Net investment income	5.77%	6.17%	7.21%	7.23%	8.99%	5.86%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings and reverse repurchase agreements	1.59%	1.48%	1.49%	1.46%	1.46%	1.38%
Interest and fees from borrowings and reverse repurchase agreements	0.11%	0.12%	0.11%	0.27%	1.01%	0.22%
Interest and fees on short-term floating rate notes issued[5]	0.25%	0.31%	0.35%	0.39%	1.34%	1.25%
Total expenses	1.95%	1.91%	1.95%	2.12%	3.81%	2.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.95%	1.91%	1.95%	2.12%	3.81%	2.85%
Portfolio turnover rate	10%	11%	18%	16%	20%	37%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

72	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

	Six Months Ended January 31, 2013	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,	Year Ended July 31,
Class C	(Unaudited)	2012	2011[1]	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$7.48	$6.90	$7.15	$5.89	$8.87	$12.41
Income (loss) from investment operations:
Net investment income[2]	.22	.44	.50	.51	.57	.62
Net realized and unrealized gain (loss)	.20	.61	(.25)	1.25	(2.97)	(3.57)
Total from investment operations	.42	1.05	.25	1.76	(2.40)	(2.95)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)	(.47)	(.50)	(.50)	(.58)	(.59)
Net asset value, end of period	$7.68	$7.48	$6.90	$7.15	$5.89	$8.87
Total Return, at Net Asset Value[3]	5.71%	15.80%	3.86%	30.27%	(26.98)%	(24.26)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,793,291	$1,691,778	$1,479,323	$1,725,341	$1,254,144	$1,658,830
Average net assets (in thousands)	$1,745,739	$1,533,562	$1,545,519	$1,617,761	$1,215,913	$1,800,637
Ratios to average net assets:[4]
Net investment income	5.82%	6.23%	7.30%	7.26%	9.09%	5.93%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings and reverse repurchase agreements	1.53%	1.41%	1.41%	1.37%	1.40%	1.34%
Interest and fees from borrowings and reverse repurchase agreements	0.11%	0.12%	0.11%	0.27%	1.01%	0.22%
Interest and fees on short-term floating rate notes issued[5]	0.25%	0.31%	0.35%	0.39%	1.34%	1.25%
Total expenses	1.89%	1.84%	1.87%	2.03%	3.75%	2.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.84%	1.87%	2.03%	3.75%	2.81%
Portfolio turnover rate	10%	11%	18%	16%	20%	37%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	73

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended January 31, 2013	Year Ended July 31,	Period Ended July 29,
Class Y	(Unaudited)	2012	2011[1]
Per Share Operating Data
Net asset value, beginning of period	$7.50	$6.91	$6.90
Income (loss) from investment operations:
Net investment income[2]	.26	.50	.36
Net realized and unrealized gain	.19	.62	.02
Total from investment operations	.45	1.12	.38
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.25)	(.53)	(.37)
Net asset value, end of period	$7.70	$7.50	$6.91
Total Return, at Net Asset Value[3]	6.17%	16.97%	6.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$597,559	$517,080	$172,676
Average net assets (in thousands)	$557,598	$344,746	$ 62,327
Ratios to average net assets:[4]
Net investment income	6.72%	7.05%	8.02%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings and reverse repurchase agreements	0.62%	0.49%	0.48%
Interest and fees from borrowings and reverse repurchase agreements	0.11%	0.12%	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.25%	0.31%	0.35%
Total expenses	0.98%	0.92%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.92%	0.95%
Portfolio turnover rate	10%	11%	18%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

74	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS    January 31, 2013 / Unaudited

1. Significant Accounting Policies

Oppenheimer Rochester National Municipals (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield municipal securities. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	75

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the

76	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund)

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	77

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Sub-Adviser monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of January 31, 2013, the Fund’s maximum exposure under such agreements is estimated at $1,003,465,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At January 31, 2013, municipal bond holdings with a value of $2,364,951,020 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $1,356,150,000 in short-term floating rate securities issued and outstanding at that date.

78	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

At January 31, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 2,490,000	Allen County, OH Hospital Facilities (Catholic Healthcare Partners) LIFERS	18.020%	6/1/38	$3,477,932
2,860,000	CA GO ROLs[3]	11.710	12/1/36	3,066,778
77,555,000	CA Golden State Tobacco Securitization Corp. ROLs[3]	8.044	6/1/47	71,212,552
3,855,000	CA Health Facilities Financing Authority ROLs[3]	21.179	7/1/39	6,230,297
5,550,000	CA Health Facilities Financing Authority ROLs[3]	9.435	11/15/42	6,542,063
12,000,000	CA Health Facilities Financing Authority ROLs[3]	9.946	11/15/46	14,214,480
5,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium) RITES	9.400	5/15/40	6,275,800
2,615,000	Cerritos, CA Community College District DRIVERS	15.854	8/1/33	4,165,172
16,250,000	Chicago, IL GO ROLs[3]	8.455	1/1/33	19,358,625
11,000,000	Desert, CA Community College District[3]	13.778	8/1/37	13,983,860
2,525,000	Detroit, MI City School District ROLs[3]	18.267	5/1/29	4,864,766
5,000,000	District of Columbia GO ROLs[3]	9.389	4/1/43	5,717,200
2,500,000	District of Columbia GO ROLs[3]	9.389	4/1/35	3,080,600
9,265,000	District of Columbia GO ROLs[3]	9.387	4/1/43	10,593,601
4,675,000	Douglas County, NE Hospital Authority ROLs[3]	18.712	11/1/48	7,175,284
7,280,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group) DRIVERS	14.951	6/15/29	11,286,475
3,465,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group) DRIVERS	15.705	6/15/37	5,299,579
680,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group) DRIVERS	15.842	6/15/29	1,077,752
5,000,000	Grossmont, CA Union High School District ROLs[3]	15.479	8/1/45	7,747,400
11,750,000	Highlands County, FL Health Facilities Authority ROLs[3]	8.326	11/15/36	14,328,420
5,000,000	IL Finance Authority (Advocate Health Care) DRIVERS	16.713	4/1/44	7,430,000
4,345,000	IL Finance Authority (Advocate Health Care) DRIVERS	16.275	4/1/44	6,274,484
2,750,000	IL Finance Authority (Advocate Health Care) DRIVERS	16.279	4/1/44	3,971,550
2,500,000	IL Finance Authority (Advocate Health Care) DRIVERS	16.279	4/1/44	3,610,500
2,200,000	IL Finance Authority (Advocate Health Care) DRIVERS	16.279	4/1/44	3,177,240
1,250,000	IL Finance Authority (AH&HC/ANSHN/ACMC/AHCN Obligated Group)	16.279	4/1/44	1,805,250
3,125,000	IL Finance Authority (CDHS/CDHA Obligated Group) DRIVERS	16.713	11/1/39	4,837,000
1,250,000	IL Finance Authority (CDHS/CDHA Obligated Group) DRIVERS	16.279	11/1/39	1,877,800
10,000,000	IL Metropolitan Pier & Exposition Authority ROLs[3]	10.473	6/15/50	15,477,200
3,500,000	KY EDFA (Baptist Healthcare System) ROLs[3]	19.569	8/15/24	5,600,140
8,500,000	Lakeland, FL Energy System DRIVERS	8.277	10/1/36	14,201,290
7,985,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	16.159	5/15/30	11,942,047
1,250,000	Los Angeles, CA Dept. of Water & Power DRIVERS	14.960	7/1/34	1,970,400
6,740,000	Los Angeles, CA Unified School District DRIVERS	14.935	7/1/30	8,970,603
2,750,000	Los Angeles, CA Unified School District ROLs[3]	17.598	7/1/32	4,212,890
1,835,000	Los Angeles, CA Unified School District ROLs[3]	15.131	1/1/34	2,801,164
2,640,000	Los Angeles, CA Unified School District ROLs[3]	15.137	1/1/34	3,982,387
2,190,000	Los Angeles, CA Unified School District ROLs[3]	18.038	1/1/34	3,343,079
7,500,000	Los Angeles, CA Unified School District ROLs[3]	15.211	7/1/32	11,489,700
5,780,000	MA Educational Financing Authority ROLs[3]	15.388	1/1/30	7,455,738
3,750,000	MA HFA ROLs[3]	10.902	6/1/49	4,193,288
3,010,000	MA HFA ROLs[3]	11.139	12/1/49	3,305,100

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	79

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 8,895,000	MA HFA ROLs[3]	8.579%	12/1/42	$10,327,629
16,695,000	MA HFA ROLs[3]	13.918	7/1/25	17,229,741
9,775,000	Metropolitan Washington D.C. Airport Authority ROLs[3]	13.774	10/1/32	11,821,396
4,035,000	Metropolitan Washington D.C. Airport Authority, Series B DRIVERS	11.243	10/1/34	4,671,602
2,500,000	MI Finance Authority (Trinity Health) LIFERS	18.120	12/1/39	3,659,000
12,500,000	MI Finance Authority ROLs[3]	8.060	12/1/33	15,397,500
6,660,000	MI Hospital Finance Authority (McLaren Health Care Corp.) DRIVERS	7.804	8/1/35	7,663,795
5,000,000	Miami-Dade County, FL Aviation ROLs[3]	13.598	10/1/40	5,870,900
4,245,000	Miami-Dade County, FL Building Better Communities LIFERS	18.050	7/1/41	6,250,932
2,500,000	Miami-Dade County, FL School Board ROLs[3]	18.852	2/1/27	3,805,000
2,500,000	Miami-Dade County, FL School Board ROLs[3]	17.838	2/1/27	3,668,100
12,500,000	Miami-Dade County, FL School Board ROLs[3]	19.359	2/1/34	18,495,500
2,500,000	Montgomery County, OH (Miami Valley Hospital) DRIVERS	17.579	11/15/23	4,794,800
2,885,000	Newport Beach, CA GO ROLs[3]	15.145	12/1/24	3,708,610
3,420,000	NJ EDA ROLs[3]	11.205	9/1/24	5,269,878
60,560,000	NJ Tobacco Settlement Financing Corp. ROLs[3]	6.302	6/1/29	58,554,253
3,300,000	NJ Transportation Trust Fund Authority ROLs[3]	11.208	12/15/23	5,525,982
9,500,000	North Central Texas HFDC (Children’s Medical Center) DRIVERS	17.579	8/15/39	15,163,900
13,905,000	North TX Tollway Authority ROLs[3]	10.483	9/1/41	24,610,460
18,695,000	NY Liberty Devel. Corp. ROLs[3]	8.226	1/15/44	23,313,787
3,240,000	NYC Municipal Water Finance Authority ROLs[3]	18.141	6/15/40	5,752,879
8,905,000	NYC Municipal Water Finance Authority ROLs[3]	7.990	6/15/47	11,442,391
6,250,000	NYC Transitional Finance Authority (Building Aid) ROLs[3]	16.380	7/15/37	10,392,750
7,290,000	NYC Transitional Finance Authority ROLs[3]	9.516	2/1/30	9,899,747
9,065,000	NYC Transitional Finance Authority ROLs[3]	9.519	2/1/35	11,913,042
2,500,000	OH State University ROLs[3]	18.198	6/1/38	4,192,700
2,875,000	PA Geisinger Authority Health System, Series A DRIVERS	15.846	6/1/39	4,205,895
7,720,000	Peralta, CA Community College District DRIVERS	7.822	8/1/35	8,345,706
3,100,000	Pima County, AZ IDA ROLs[3]	16.545	7/1/39	4,343,224
6,250,000	Port Authority NY/NJ, 166th Series DRIVERS	15.846	7/15/36	10,933,750
11,070,000	Port of Seattle, WA Special Facilities ROLs[3]	12.701	10/1/32	13,300,937
3,670,000	Puerto Rico Sales Tax Financing Corp. DRIVERS	12.066	8/1/57	4,181,378
4,250,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	21.119	8/1/57	5,848,510
8,875,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	14.691	8/1/57	10,112,086
2,500,000	RBC Municipal Products Incorporated Trust Residual Certificates Series 0-57	18.029	12/1/36	3,953,800
3,750,000	RBC Municipal Products Incorporated Trust Residual Certificates Series 0-57	21.143	7/1/39	6,060,600
2,750,000	RI Hsg. & Mtg. Finance Corp. ROLs[3]	15.986	10/1/47	3,169,980
972,000	Sabine Neches, TX HFC (Single Family Mtg.) ROLs	16.527	12/1/39	1,190,992
9,335,000	San Francisco, CA Bay Area Toll Authority ROLs[3]	14.564	4/1/47	13,416,822
2,500,000	San Jacinto, TX Community College District ROLs[3]	18.105	2/15/38	3,890,400
3,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	20.639	11/15/24	6,224,960
8,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	22.667	11/15/29	15,117,760
6,750,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center) DRIVERS	7.874	12/1/33	8,156,160

80	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 375,000	Tes Properties, WA DRIVERS	16.712%	12/1/29	$593,025
3,000,000	Tes Properties, WA DRIVERS	17.146	12/1/38	4,637,280
92,305,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	14.848	12/15/26	174,886,591
4,355,000	WA Health Care Facilities Authority (Peacehealth) DRIVERS	14.552	11/1/28	5,973,144
5,000,000	WA Health Care Facilities Authority (Seattle Childrens Hospital/Seattle Childrens Healthcare System Obligated Group)	13.051	10/1/38	7,172,300
4,875,000	WA Health Care Facilities Authority ROLs[3]	14.791	11/1/18	8,051,940
5,670,000	Wayne County, MI Airport Authority ROLs[3]	13.771	12/1/29	6,391,394
3,645,000	Wayne County, MI Airport Authority ROLs[3]	13.772	12/1/29	4,108,753
8,335,000	Wayne County, MI Airport Authority ROLs[3]	13.776	12/1/29	9,395,462
3,335,000	Wayne County, MI Airport Authority ROLs[3]	13.772	12/1/34	3,756,611
5,000,000	WI H&EFA ROLs[3]	9.439	11/15/33	6,357,800

				$1,008,801,020

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 35% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $1,356,150,000 or 15.80% of its total assets as of January 31, 2013.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	81

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of January 31, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$83,879,552

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of January 31, 2013 is as follows:

Cost	$763,842,774
Market Value	$368,058,592
Market Value as a % of Net Assets	5.19%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of January 31, 2013, securities with an aggregate market value of $15,262,777, representing 0.22% of the Fund’s net assets, were subject to these forbearance agreements. Interest payments of $660,715 are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

82	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

During the fiscal year ended July 31, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2014	$187,364
2016	81,480,187
2017	566,789,505
2018	915,944,693
2019	35,463,315
No expiration	872,554,142

Total	$2,472,419,206

As of January 31, 2013, it is estimated that the capital loss carryforwards would be $1,599,865,264 expiring by 2019 and $777,365,499 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended January 31, 2013, it is estimated that the Fund will utilize $95,188,643 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$7,622,771,956 [1]

Gross unrealized appreciation	$893,142,584
Gross unrealized depreciation	(1,532,585,043)

Net unrealized depreciation	$(639,442,459)

1. The Federal tax cost of securities does not include cost of $1,464,984,008, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	83

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended January 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$42,020
Payments Made to Retired Trustees	54,390
Accumulated Liability as of January 31, 2013	387,406

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

84	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	85

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the

86	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	87

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$8,719,536	$979,286	$9,698,822
Alaska	—	15,534,795	—	15,534,795
Arizona	—	133,139,600	—	133,139,600
Arkansas	—	4,089,480	—	4,089,480
California	—	1,263,628,292	—	1,263,628,292
Colorado	—	287,635,525	1,531,294	289,166,819
Connecticut	—	5,553,119	—	5,553,119
Delaware	—	6,679,110	—	6,679,110
District of Columbia	—	235,357,623	—	235,357,623
Florida	—	824,620,224	4,022,743	828,642,967
Georgia	—	100,121,455	—	100,121,455
Hawaii	—	9,320,151	—	9,320,151
Idaho	—	1,854,193	—	1,854,193
Illinois	—	469,318,338	—	469,318,338
Indiana	—	117,845,431	5,918,589	123,764,020
Iowa	—	86,811,435	—	86,811,435
Kansas	—	4,078,599	—	4,078,599
Kentucky	—	21,027,083	—	21,027,083
Louisiana	—	88,371,405	2,874,079	91,245,484
Maine	—	19,509,544	—	19,509,544
Maryland	—	20,981,419	369,917	21,351,336
Massachusetts	—	129,027,123	—	129,027,123
Michigan	—	265,354,037	—	265,354,037
Minnesota	—	52,904,581	—	52,904,581
Mississippi	—	14,547,557	—	14,547,557
Missouri	—	99,725,091	—	99,725,091
Montana	—	7,955,674	—	7,955,674
Multi States	—	4,799,600	—	4,799,600
Nebraska	—	42,200,121	—	42,200,121
Nevada	—	3,593,195	—	3,593,195
New Hampshire	—	7,689,564	—	7,689,564
New Jersey	—	478,141,230	—	478,141,230
New Mexico	—	21,411,732	—	21,411,732
New York	—	649,750,580	449,820	650,200,400
North Carolina	—	26,608,034	—	26,608,034
North Dakota	—	4,066,759	—	4,066,759
Ohio	—	620,261,323	—	620,261,323
Oklahoma	—	11,397,294	—	11,397,294
Oregon	—	6,534,584	—	6,534,584
Pennsylvania	—	90,732,387	—	90,732,387
Rhode Island	—	106,514,066	—	106,514,066
South Carolina	—	39,353,121	—	39,353,121
South Dakota	—	36,336,453	—	36,336,453
Tennessee	—	15,755,565	—	15,755,565

88	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes Continued
Texas	$—	$1,002,757,935	$446,519	$1,003,204,454
U.S. Possessions	—	564,326,161	—	564,326,161
Utah	—	24,053,994	—	24,053,994
Vermont	—	2,983,754	—	2,983,754
Virginia	—	75,412,978	—	75,412,978
Washington	—	199,576,478	—	199,576,478
West Virginia	—	37,818,508	—	37,818,508
Wisconsin	—	53,339,528	—	53,339,528
Corporate Bonds and Notes	—	8,769,539	—	8,769,539
Common Stocks	2,138,028	—	—	2,138,028
Rights, Warrants, and Certificates	1,688,327	—	—	1,688,327

Total Assets	$3,826,355	$8,427,894,903	$16,592,247	$8,448,313,505

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$(1,407,780)	$1,407,780	$—
Colorado	—	(1,530,368)	1,530,368	—
Florida	—	(3,910,964)	3,910,964	—
Indiana	11,642,927	(5,959,971)	5,959,971	(11,642,927)
Lousiana	—	(2,932,459)	2,932,459	—
Maryland	—	(370,000)	370,000	—
New York	—	(674,970)	674,970	—
Texas	—	(446,648)	446,648	—

Total Assets	$11,642,927	$(17,233,160)	$17,233,160	$(11,642,927)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

**Transferred from Level 2 to Level 3 because of the lack of observable market data.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	89

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	87,946,683	$670,625,870	156,963,967	$1,112,830,969
Dividends and/or distributions reinvested	14,942,215	113,712,583	30,868,483	218,878,664
Redeemed	(106,669,868)	(812,712,280)	(166,936,412)	(1,166,784,008)

Net increase (decrease)	(3,780,970)	$(28,373,827)	20,896,038	$164,925,625

Class B
Sold	184,106	$1,413,874	3,793,692	$26,995,638
Dividends and/or distributions reinvested	448,205	3,423,542	1,083,781	7,702,380
Redeemed	(3,052,554)	(23,291,071)	(6,862,389)	(48,570,567)

Net decrease	(2,420,243)	$(18,453,655)	(1,984,916)	$(13,872,549)

Class C
Sold	26,759,953	$203,237,258	41,563,092	$294,751,702
Dividends and/or distributions reinvested	4,896,699	37,165,906	10,213,554	72,200,250
Redeemed	(24,298,426)	(184,545,126)	(40,136,991)	(281,685,854)

Net increase	7,358,226	$55,858,038	11,639,655	$85,266,098

Class Y
Sold	23,150,498	$176,197,559	60,733,470	$426,835,262
Dividends and/or distributions reinvested	1,784,381	13,573,334	2,486,782	17,761,474
Redeemed	(16,267,526)	(123,749,954)	(19,231,279)	(134,773,171)

Net increase	8,667,353	$66,020,939	43,988,973	$309,823,565

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$828,949,976	$1,022,851,647

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50

90	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Fee Schedule Continued
Next $250 million	0.45%
Next $250 million	0.40
Next $10 billion	0.35
Over $11 billion	0.34

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) will serve as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in

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NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

Class B	$13,431,915
Class C	40,970,818

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2013	$1,031,179	$79,355	$114,093	$73,736

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the six months ended January 31, 2013, the Manager reimbursed the Fund $97,025 for legal costs and fees.

The Sub-Adviser has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

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6. Restricted Securities

As of January 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

7. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. The Agreement’s terms specifically limit individual borrowings of the Fund to $1.0 billion. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1945% as of January 31, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and

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NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

7. Borrowings Continued

ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended January 31, 2013 equal 0.08% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of January 31, 2013, the Fund had borrowings outstanding at an interest rate of 0.1945%. Details of the borrowings for the six months ended January 31, 2013 are as follows:

Average Daily Loan Balance	$57,847,826
Average Daily Interest Rate	0.228%
Fees Paid	$1,253,489
Interest Paid	$102,926

8. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended January 31, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to

94	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended January 31, 2013.

Details of reverse repurchase agreement transactions for the six months ended January 31, 2013 are as follows:

Fees Paid	$648,830

9. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds—including the Fund—advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement

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NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

9. Pending Litigation Continued

as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

96	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

The Board of Trustees (the “Board”), including a majority of the independent Trustees, approved a restated investment advisory agreement between OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and the Fund and a sub-advisory agreement between OFI Global and OFI whereby OFI will provide investment sub-advisory services to the Fund (collectively, the “Agreements”). The Agreements were approved in connection with OFI’s proposal to modify its corporate structure effective January 1, 2013. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling

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BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services to be provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, and Charles Pulire, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager, Sub-Adviser and the Fund. Throughout the year, the Sub-Adviser provided information on the investment performance of the Fund, the Manager and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Manager, Sub-Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load high yield municipal debt funds. The Board noted that the Fund’s one-year and three-year performance was better than its peer group median although its five-year and ten-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees to be paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and

98	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load high yield municipal debt funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees, as well as total expenses, were lower than its expense group median and average.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Sub-Adviser’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager and Sub-Adviser. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager and Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management will serve as the investment adviser to the Fund in place of OFI under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global entered into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with OFI to provide investment sub-advisory services to the Fund. OFI Global will pay the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013. Prior to January 1, 2013, the Board decided to continue the investment advisory agreement with OFI, which terminated upon the effectiveness of the Restated Advisory Agreement and Sub-Advisory Agreement (“Prior Agreement”).

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	99

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Prior Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

100	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	101

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Advisory Board Member

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Advisory Board Member

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., President and Principal Executive Officer

Daniel G. Loughran, Vice President

Scott S. Cottier, Vice President

Troy E. Willis, Vice President

Mark R. DeMitry, Vice President

Michael L. Camarella, Vice President

Charles S. Pulire, Vice President

Richard Stein, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved.

102	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	103

PRIVACY POLICY

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

104	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RS0795.001.0113 March 22, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/14/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/14/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/14/2013